UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05199

Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Asset Allocation Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

Columbia Asset Allocation Fund, Variable Series seeks total return, consisting of current income and long-term capital appreciation.

Colin Moore has co-managed the fund since May 2008. Anwiti Bahuguna, PhD, Kent M. Peterson, PhD and Marie M. Schofield, CFA have co-managed the fund since February 2009. Kent M. Bergene and David Joy have co-managed the fund since 2010. They are responsible for allocating the fund's assets among the various asset classes. The investment decisions for each asset class are made by professionals with experience in that class.

Summary

For the 12-month period that ended December 31, 2010, Columbia Asset Allocation Fund, Variable Series outperformed its peer group, the Lipper VUF Mixed-Asset Target Allocation Moderate Funds Classification.1 A timely decision to increase the fund's exposure to the U.S. equity markets and exposure to the best-performing segments of the fixed-income markets aided performance, as did strong manager performance of the fund's underlying investment allocations.

A change in the fund's underlying structure

On October 22, 2010, the fund's underlying investment structure was changed. Prior to October 22, fund assets were divided among a variety of investment disciplines, each managed as a separate account. After October 22, fund assets were deployed among individual Columbia funds, and the fund became a "fund of funds." We believe the new structure offers shareholders several advantages in addition to a general, overall operating efficiency. The new structure offers additional diversification at the asset class level by introducing market segments such as convertible securities, real estate and emerging market equities and bonds. Prior to this change, the fund would not have been able to participate easily in these market segments because an appropriate allocation would not have been large enough for true strategy replication by the segment manager. The fund-of-funds structure eliminates this obstacle. In addition, the new fund structure offers an additional layer of manager diversification within major asset classes, such as large cap value or international, both of which are currently represented by four different funds rather than a single allocation.

Although the change in the fund was effective on October 22, many of the new fund positions were not established until mid-December. As a result, it is not yet possible to assess the impact of these changes on performance.

Equity exposure bolstered fund returns

At the beginning of 2010, the fund's equity weight was approximately "neutral" relative to its target allocation. However, we began to increase the fund's exposure to equities after stock prices plummeted between April and August. We were attracted by valuations, which we believed had been hit too hard in light of our assessment of U.S. economic prospects. In particular, we added to U.S. large cap equities, which were more attractive than international equities, drawing assets from the fund's fixed-income and cash positions. The shift was positive for performance, as U.S. equities generated strong results in the final months of 2010. In addition, large and small cap growth managers outperformed their benchmarks, which further bolstered performance. The fund's large and mid-cap value segments underperformed their respective benchmarks as did the fund's position in small-cap value.

Positive returns from fixed-income allocations

A decision in 2009 to underweight Treasury Inflation Protected Securities and Treasuries and increase the fund's exposure to investment-grade and high-yield bonds continued to pay off in 2010. We believed that key factors would continue to support these segments of the U.S. bond market – strong corporate balance sheets, low funding costs, solid corporate earnings growth and relatively low bond default risk – and we were not disappointed. High yield was the best performer within fixed income in 2010. Columbia fixed-income managers generally performed in line with their benchmarks.

Looking ahead

For 2011, we expect positive but muted gross domestic product (GDP) growth, in the neighborhood of 2.5% to 3.5%. Fiscal stimulus is still in the pipeline. Monetary stimulus remains in force, but its effectiveness remains limited by ongoing weakness in the housing market, continued deleveraging by households and a weak labor market. As we begin a new year, equity valuations appear to be reasonably valued and we are maintaining the fund's tilt toward U.S. equities, with an emphasis on higher quality large companies and dividend-paying stocks. However, our position assumes that home price weakness and troubles brewing for state and local government budgets will not derail the current economic recovery and that additional sovereign debt troubles will not materialize in the euro zone. We remain underweight in developed-market international equities but we continue to like the prospects for emerging market equities. Within fixed income, we continue to favor investment-grade and high-yield debt. Both remain attractively valued on a historical basis. The fund remains underweight in Treasuries, TIPs and securitized debt.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in high yield (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

Holdings are disclosed as of December 31, 2010, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Class A (01/01/89)	13.43	4.24	3.37
Class B (06/01/00)	13.26	4.08	3.19
S&P 500® Index	15.06	2.29	1.41
Barclays Capital Aggregate Bond Index	6.54	5.80	5.84

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	12/31/10
Class A	11.08	12.22
Class B	11.02	12.15

Performance of a $10,000 investment, 01/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the indices. The returns for the indices and Class A shares assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized* expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,159.40	1,022.38	3.05	2.85	0.56
Class B	1,000.00	1,000.00	1,157.80	1,021.42	4.08	3.82	0.75

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

*Columbia Asset Allocation Fund, Variable Series' expense ratios do not include fees and expenses incurred by the underlying funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

As a shareholder of the underlying funds in which it invests, the fund will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the fund's annualized expense ratios used to calculate the expense information above.

3

Investment Portfolio

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

	Shares	Value
INVESTMENT COMPANIES—98.6%
BofA Cash Reserves, Capital Class Shares (a)	2,262,384	$2,262,384
Columbia Acorn International, Class I (b)	1,338	54,743
Columbia Acorn USA, Class I (b)	14,815	423,115
Columbia Contrarian Core Fund, Class I (b)	63,336	906,977
Columbia Convertible Securities Fund, Class I (b)	56,715	842,218
Columbia Core Bond Fund, Class Z (b)	3,226,322	35,328,226
Columbia Disciplined Value Fund, Class Z (b)	31,876	363,070
Columbia Dividend Income Fund, Class I (b)	55,514	725,572
Columbia Emerging Markets Fund, Class I (b)	102,273	1,174,099
Columbia Energy and Natural Resources Fund, Class I (b)	193,140	4,482,771
Columbia European Equity Fund, Class I (b)	107,677	639,601
Columbia High Yield Bond Fund, Class I (b)	2,051,615	5,703,489
Columbia Large Cap Growth Fund, Class I (b)	825,707	19,577,512
Columbia Large Cap Value Fund, Class I (b)	1,659,907	19,155,323
Columbia Large Cap Core Fund, Class I (b)	68,928	905,019
Columbia Marsico Focused Equities Fund, Class I (b)	20,531	476,330
Columbia Mid Cap Growth Fund, Class I (b)	160,817	4,285,770
Columbia Mid Cap Value Fund, Class I (b)	316,985	4,260,274
Columbia Multi-Advisor International Equity Fund, Class I (b)	789,693	9,610,562
Columbia Pacific/Asia Fund, Class I (b)	31,119	270,425
Columbia Real Estate Equity Fund, Class I (b)	57,957	719,823
Columbia Select Large Cap Growth Fund, Class I (b)	55,669	702,549
Columbia Small Cap Growth Fund I, Class I (b)	82,693	2,618,894
Columbia Small Cap Value Fund I, Class I (b)	55,307	2,598,330
Columbia Small Cap Value Fund II, Class I (b)	30,731	422,550
Columbia U.S. Treasury Index Fund, Class I (b)	10,413	115,892
Columbia Value and Restructuring Fund, Class I (b)	7,234	365,436
Total Investment Companies (cost of $114,734,441)		118,990,954

	Par	Value
GOVERNMENT & AGENCY OBLIGATIONS—1.4%
U.S. Government Obligations—1.4%
U.S. Treasury Inflation Indexed Bonds:
2.125% 02/15/40	$40,474	$42,840
2.375% 01/15/25	272,656	303,415
3.875% 04/15/29	199,554	267,636
U.S. Treasury Inflation Indexed Notes:
1.625% 01/15/15	211,893	225,948
1.875% 07/15/13	136,939	146,021
2.000% 01/15/14	147,953	158,841
2.000% 01/15/16	148,757	161,982
2.125% 01/15/19	157,889	174,714
2.625% 07/15/17	121,351	138,104
3.000% 07/15/12	79,063	83,980
		1,703,481
Total Government & Agency Obligations (cost of $1,638,256)		1,703,481
Total Investments—100.0% (cost of $116,372,697) (c)		120,694,435
Other Assets & Liabilities, Net—(0.0)%		(38,831)
Net Assets—100.0%		$120,655,604

Notes to Investment Portfolio:

(a)  As of May 1, 2010, this security was no longer an affiliate of the Fund.

(b)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Investment Advisers, LLC or its affiliates.

(c)  Cost for federal income tax purposes is $116,379,242.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$118,990,954	$—	$—	$118,990,954
Government & Agency Obligations	1,703,481	—	—	1,703,481
Total Investments	120,694,435	—	—	120,694,435
Unrealized Appreciation on Futures Contracts	60,962	—	—	60,962
Total	$120,755,397	$—	$—	$120,755,397

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

The following table reconciles asset balances for the year ended December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of December 31, 2009	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Collateralized Mortgage Obligations
Non-Agency	$3,770	$—	$(1,657)	$1,950	$—	$(4,063)	$—	$—	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Investments in affiliates during the year ended December 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc. 6.050% 08/15/12	$267,808	$—	$267,443	$5,042	$—

As of May 1, 2010, this company was no longer an affiliate of the fund. The above table reflects activity for the period from January 1, 2010 through April 30, 2010.

At December 31, 2010, the Fund held the following open long futures contracts:

Equity Risk

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	8	$2,506,000	$2,445,038	Mar-2011	$60,962

At December 31, 2010, cash of $392,500 was pledged as collateral for open futures contracts.

For the year ended December 31, 2010, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2009	—	—
Options written	7	$1,382
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(7)	(1,382)
Options outstanding at December 31, 2010	—	$—

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

Assets
Affiliated investments, at identified cost	$112,472,057
Unaffiliated investments, at identified cost	3,900,640
Total investments, at identified cost	116,372,697
Affiliated investments, at value	$116,728,570
Unaffiliated investments, at value	3,965,865
Total investments, at value	120,694,435
Cash collateral for open futures contracts	392,500
Receivable for:
Investments sold	65,217
Fund shares sold	1,893
Dividends	13,462
Interest	14,561
Foreign tax reclaims	7,800
Trustees' deferred compensation plan	37,370
Prepaid expenses	1,210
Total Assets	121,228,448
Liabilities
Payable to custodian bank	28,178
Expense reimbursement due to investment adviser	7,369
Payable for:
Fund shares repurchased	404,098
Futures variation margin	3,000
Administration fee	2,043
Pricing and bookkeeping fees	3,967
Transfer agent fee	6,101
Trustees' fees	16,211
Audit fee	18,794
Custody fee	24,590
Distribution fees — Class B	5,409
Chief compliance officer expenses	226
Reports to shareholders	10,255
Trustees' deferred compensation plan	37,370
Other liabilities	5,233
Total Liabilities	572,844
Net Assets	$120,655,604
Net Assets Consist of
Paid-in capital	$125,355,991
Undistributed net investment income	2,752,080
Accumulated net realized loss	(11,836,099)
Net unrealized appreciation (depreciation) on:
Investments	4,321,738
Foreign currency translations	932
Futures contracts	60,962
Net Assets	$120,655,604
Class A
Net assets	$95,031,157
Shares outstanding	7,777,416
Net asset value per share	$12.22
Class B
Net assets	$25,624,447
Shares outstanding	2,109,065
Net asset value per share	$12.15

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Asset Allocation Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Dividends	$997,298
Dividends from affiliates	705,712
Interest	1,867,969
Interest from affiliates	5,042
Foreign taxes withheld	(23,954)
Total Investment Income	3,552,067
Expenses
Investment advisory fee	541,448
Administration fee	152,326
Distribution fees — Class B	65,361
Transfer agent fee	23,638
Pricing and bookkeeping fees	116,797
Trustees' fees	19,415
Custody fee	218,508
Chief compliance officer expenses	1,015
Other expenses	97,626
Total Expenses	1,236,134
Fees waived or expenses reimbursed by investment adviser	(352,183)
Fees waived by distributor — Class B	(21,485)
Custody earnings credit	(381)
Net Expenses	862,085
Net Investment Income	2,689,982
Net Realized and Unrealized Gain (Loss) on Investments, Capital Gains Distributions Received, Futures Contracts, Foreign Capital Gains Tax, Written Options and Foreign Currency
Net realized gain (loss) on:
Unaffiliated investments	19,733,058
Affiliated investments	477,834
Capital gains distributions received	100,486
Foreign currency transactions	17,933
Futures contracts	(82,893)
Written options	1,382
Net realized gain	20,247,800
Net change in unrealized appreciation (depreciation) on:
Investments	(8,000,548)
Foreign currency translations	(2,970)
Futures contracts	67,175
Foreign capital gains tax	19,459
Net change in unrealized appreciation (depreciation)	(7,916,884)
Net Gain	12,330,916
Net Increase Resulting from Operations	$15,020,898

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Asset Allocation Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment income	$2,689,982	$2,926,610
Net realized gain (loss) on investments, capital gains distributions received, foreign currency transactions, futures contracts and written options	20,247,800	(12,506,968)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, foreign capital gains tax, futures contracts and written options	(7,916,884)	34,990,627
Net increase resulting from operations	15,020,898	25,410,269
Distributions to Shareholders
From net investment income:
Class A	(2,492,469)	(3,765,953)
Class B	(654,610)	(1,065,958)
Total distributions to shareholders	(3,147,079)	(4,831,911)
Net Capital Stock Transactions	(16,330,650)	(18,950,858)
Total increase (decrease) in net assets	(4,456,831)	1,627,500
Net Assets
Beginning of period	125,112,435	123,484,935
End of period	$120,655,604	$125,112,435
Undistributed net investment income at end of period	$2,752,080	$2,991,959

Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	203,917	$2,345,487	159,266	$1,577,216
Distributions reinvested	231,642	2,492,469	390,254	3,765,953
Redemptions	(1,455,004)	(16,581,579)	(1,785,020)	(17,419,209)
Net decrease	(1,019,445)	(11,743,623)	(1,235,500)	(12,076,040)
Class B
Subscriptions	174,591	1,971,137	46,184	468,157
Distributions reinvested	61,178	654,610	110,922	1,065,958
Redemptions	(638,516)	(7,212,774)	(880,129)	(8,408,933)
Net decrease	(402,747)	(4,587,027)	(723,023)	(6,874,818)

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Asset Allocation Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010		2009		2008	2007	2006(a)
Net Asset Value, Beginning of Period	$11.08		$9.32		$15.25	$15.82	$15.40
Income from Investment Operations:
Net investment income (b)	0.26		0.25		0.35	0.38	0.36
Net realized and unrealized gain (loss) on investments, capital gains distributions received, foreign currency, foreign capital gains tax, futures contracts and written options	1.19		1.93		(4.24)	1.06	1.36
Total from investment operations	1.45		2.18		(3.89)	1.44	1.72
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.42)		(0.44)	(0.46)	(0.41)
From net realized gains	—		—		(1.60)	(1.55)	(0.89)
Total distributions to shareholders	(0.31)		(0.42)		(2.04)	(2.01)	(1.30)
Net Asset Value, End of Period	$12.22		$11.08		$9.32	$15.25	$15.82
Total return (c)(d)(e)	13.43%		24.00	%(f)	(28.32)%	9.19%	11.79%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.68	%(h)	0.80%		0.75%	0.75%	0.75%
Waiver/Reimbursement	0.29%		0.20%		0.12%	0.09%	0.04%
Net investment income (g)	2.27%		2.48%		2.75%	2.39%	2.29%
Portfolio turnover rate	234	%(i)	103%		94%	100%	104%
Net assets, end of period (000s)	$95,031		$97,435		$93,500	$162,538	$183,605

(a)  On May 1, 2006, Liberty Asset Allocation Fund, Variable Series was renamed Columbia Asset Allocation Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Does not include expenses of the investment companies in which the Fund invests, if these expenses were included, the expense ratios would have been higher.

(i)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Asset Allocation Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010		2009		2008	2007	2006(a)
Net Asset Value, Beginning of Period	$11.02		$9.27		$15.18	$15.75	$15.34
Income from Investment Operations:
Net investment income (b)	0.24		0.23		0.32	0.35	0.33
Net realized and unrealized gain (loss) on investments, capital gains distributions received, foreign currency, foreign capital gains tax, futures contracts and written options	1.18		1.92		(4.21)	1.07	1.36
Total from investment operations	1.42		2.15		(3.89)	1.42	1.69
Less Distributions to Shareholders:
From net investment income	(0.29)		(0.40)		(0.42)	(0.44)	(0.39)
From net realized gains	—		—		(1.60)	(1.55)	(0.89)
Total distributions to shareholders	(0.29)		(0.40)		(2.02)	(1.99)	(1.28)
Net Asset Value, End of Period	$12.15		$11.02		$9.27	$15.18	$15.75
Total return (c)(d)(e)	13.26%		23.79	%(f)	(28.45)%	9.07%	11.60%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.85	%(h)	0.95%		0.90%	0.90%	0.90%
Waiver/Reimbursement	0.37%		0.30%		0.22%	0.19%	0.14%
Net investment income (g)	2.10%		2.34%		2.60%	2.24%	2.14%
Portfolio turnover rate	234	%(i)	103%		94%	100%	104%
Net assets, end of period (000s)	$25,624		$27,677		$29,985	$52,995	$60,276

(a)  On May 1, 2006, Liberty Asset Allocation Fund, Variable Series was renamed Columbia Asset Allocation Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Does not include expenses of the investment companies in which the Fund invests, if these expenses were included, the expense ratios would have been higher.

(i)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia Asset Allocation Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks total return, consisting of current income and long-term capital appreciation.

Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure, which means the Fund will seek to achieve its objective by investing primarily in shares of mutual funds managed by Columbia Management Investment Advisers, LLC (the New Adviser) or its affiliates (Columbia Funds), and may also invest in exchange-traded funds and third party-advised funds (collectively, Underlying Funds), equity and fixed income securities, including Treasury Inflation Protected Securities (TIPS), and other instruments such as derivatives.

The financial statements of the Underlying Funds in which the Fund invests should be read in conjunction with the Fund's financial statements and are available at www.columbiamanagement.com.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Asset-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments in the Underlying Funds are valued at the net asset value of each class of the respective Underlying Fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date. Exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Exchange-traded funds for which there were no sales during the day are valued at the latest bid price on such exchanges.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price.

11

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments—The Fund may use derivative instruments including futures contracts and options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

12

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

In pursuit of its investment objectives, the Fund is exposed to the following market risks, among others:

Equity Risk: Equity risk relates to the change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following provides more detailed information about each derivative type held by the Fund:

Futures Contracts—The Fund entered into U.S. Treasury Note futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions and currency futures contracts to neutralize foreign currency exposure.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's investment adviser. In addition, upon entering into index futures contracts, the Fund bears risks which may include securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended December 31, 2010, the Fund entered into 224 futures contracts.

Options—During the period the Fund had written and purchased put options to neutralize the Fund's exposure to equity risk on underlying securities. The value of put options increases as the price of the underlying instruments depreciates, relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended December 31, 2010, the Fund entered into 7 written put options contracts and 9 purchased put options contracts.

13

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

The following table is a summary of the value of the Fund's derivative instruments as of December 31, 2010:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
	$—	Futures variation margin	$3,000	*

*  Includes the current day's variation margin.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended December 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Equity risk	$(82,893)	$67,175
Written Options	Equity risk	1,382	—

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Treasury Inflation Protected Securities—The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statement of Operations.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions from the Underlying Funds are recorded on the ex-dividend date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

14

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Foreign Capital Gains Tax—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, Section 988 reclasses, passive foreign investment company (PFIC) reclasses and paydown reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$217,218	$(217,218)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary Income*	$3,147,079	$4,831,911

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$2,785,727	$—	$4,315,193

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

15

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$5,158,258
Unrealized depreciation	(843,065)
Net unrealized appreciation	$4,315,193

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$11,768,592

Capital loss carryforwards of $17,184,646 were utilized during the year ended December 31, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to the Columbia Management Investment Advisers, LLC. The New Adviser receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.45%
$1 billion to $1.5 billion	0.40%
Over $1.5 billion	0.35%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory services to the Fund under the same fee structure.

Effective October 22, 2010, the New Adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2012 so that the effective advisory fee rate will be a blend of (i) 0.00% on assets invested in other Columbia Funds, (ii) 0.10% on assets invested in non-exchange traded mutual funds not managed by the Adviser or its affiliate and (iii) 0.45% on other assets. There is no guarantee that this expense limitation will continue after April 30, 2012.

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate was 0.45% of the Fund's average daily net assets.

Sub-Advisory Fee—Prior to October 22, 2010, Nordea Investment Management North America, Inc. (NIMNAI) served as the investment sub-advisor to the Fund and managed the portion of the Fund's assets allocated to foreign securities. The New Adviser, from the investment advisory fee it received, paid NIMNAI a monthly sub-advisory fee at the annual rate of 0.40% of the portion of the Fund's average daily net assets managed by NIMNAI. Prior to the Closing, NIMNAI provided sub-advisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Effective October 22, 2010, the New Adviser has assumed responsibility for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. NIMNAI's subadvisory agreement with the New Adviser was terminated.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. Prior to

16

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

October 22, 2010, the New Adviser received a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Effective October 22, 2010, the New Adviser receives a monthly administration fee of 0.02% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

Distribution Fees: In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

17

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective October 22, 2010, the New Adviser has contractually agreed to reimburse a portion of the Fund's expenses through April 30, 2012, so that the Fund's ordinary operating expenses (excluding brokerage commissions, interest, taxes, extraordinary expenses, acquired fund fees and expenses and certain advisory fees, but including custodian charges relating to overdrafts, if any), do not exceed the annual rates of 0.13% and 0.38% of the Fund's average daily net assets attributable to Class A and Class B shares, respectively. There is no guarantee that these expense limitations will continue after April 30, 2012.

Prior to October 22, 2010, the New Adviser had voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), did not exceed 0.80% of the Fund's average daily net assets on an annualized basis. Prior to the Closing, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $246,278,707 and $255,356,682, respectively, of which $25,088,005 and $41,949,980, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of December 31, 2010, two shareholder accounts owned 72.2% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Allocation Risk—The Fund uses an asset allocation strategy in pursuing its investment objective. There is a risk that the Fund's allocation among asset classes or investments will cause the Fund to under-perform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Investing in Other Funds Risk—The performance of the Underlying Funds in which the Fund invests could be adversely affected if other entities investing in the same Underlying Funds make relatively large investments or redemptions in the Underlying Funds. Because the expenses and costs of the Underlying Funds are shared by

18

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

the Fund, redemptions by other investors in the Underlying Funds could result in decreased economies of scale and increased operating expenses for the Fund. In addition, the New Adviser has the authority to change the Underlying Funds in which the Fund invests or to change the percentage of the Fund's investments allocated to each Underlying Fund. If an Underlying Fund pays fees to the New Adviser, such fees could result in the New Adviser having a potential conflict of interest in selecting the Underlying Funds in which the Fund invests or in determining the percentage of the Fund's investments allocated to each Underlying Fund.

High-Yield Securities Risk—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Asset-Backed Securities Risk—The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing

19

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2010

any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Event

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Asset Allocation Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

21

Federal Income Tax Information (Unaudited)

Columbia Asset Allocation Fund, Variable Series

28.22% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010, qualifies for the corporate dividends received deduction.

22

Fund Governance

Columbia Asset Allocation Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

23

Fund Governance (continued)

Columbia Asset Allocation Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Michael A. Jones (Born 1959) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2011) Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 64; None

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

24

Fund Governance (continued)

Columbia Asset Allocation Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

25

Fund Governance (continued)

Columbia Asset Allocation Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

26

Board Consideration and Approval of Advisory Agreements

Columbia Asset Allocation Fund, Variable Series

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For Columbia Asset Allocation Fund, Variable Series, the Advisory Agreement would, subject to shareholder approval, increase contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved the Advisory Agreement for each Affected Fund, subject to shareholder approval.

27

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  For Columbia Asset Allocation Fund, Variable Series, the reduction in the rates payable under its administrative services agreement;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia Asset Allocation Fund, Variable Series so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

o  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

o  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected

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Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia Asset Allocation Fund, Variable Series' performance was in the second quintile (where the best performance would be in the first quintile) for the one-year period, in the third quintile for the three- and five-year periods, and in the fourth quintile for the ten-year period of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses The trustees considered that the Advisory Agreement for Columbia Asset Allocation Fund, Variable Series would increase the contractual investment advisory fee rates payable by that Fund and would be otherwise identical to that Fund's current investment management services agreement. The trustees also considered that based on its expenses for its most recent fiscal year, adjusted to give effect to the Advisory Agreement and other proposed contractual changes, including the contractual expense limitations described above, Columbia Asset Allocation Fund, Variable Series' contractual management fees would have been in the fourth quintile (where the lowest fees and expenses would be in the first quintile) and total net expenses would have been in the third quintile of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which

29

economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE
CONSULTANT TO THE FUNDS SUPERVISED
BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

3  CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 ("June 7 Materials"), Tab 1 at p. 1.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

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B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a "Fee Increase Fund"). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.  The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA's proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.  Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund – High Yield Opportunity Fund – would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.  CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to a contractual expense limitation calculated as the median of the relevant fund's Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

7.  CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

8.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

9.  CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

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Important Information About This Report

A description of the policies and procedures that Columbia Asset Allocation Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Asset Allocation Fund, Variable Series
P.O. Box 8081 Boston, MA 02266-8081

C-1471 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Federal Securities Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Federal Securities Fund, Variable Series / December 31, 2010

Columbia Federal Securities Fund, Variable Series seeks total return, consisting of current income and capital appreciation.

Jason J. Callan and Tom Heuer have been the fund's portfolio managers since 2010.

Summary

For the 12-month period that ended December 31, 2010, the fund's Class A shares slightly underperformed the return of their benchmark, the Citigroup Government/Mortgage Bond Index.1 The fund's return was also less than the average return of its peer group, the Lipper General US Government VUF Classification.2 The slight underperformance resulted from the fund's relatively conservative positioning during the strong rally in fixed-income securities that took place toward the end of the first half of the year.

Short maturity positioning hampered performance

The fund's modest shortfall relative to its benchmark and peer group is largely attributable to the short maturity profile of the fund during the first half of 2010. When a European sovereign debt crisis erupted in May and June, the U.S. fixed-income market was a major beneficiary, but the fund's conservative stance placed it at a competitive disadvantage. Strong performance of agency mortgage-backed securities (MBS) and other non-Treasury sectors helped offset this disadvantage in the second half of the year.

Took steps to bolster yield

One of the fund's major initiatives during the course of the year was to bolster the current yield of the portfolio. To accomplish this objective, we increased the fund's exposure to agency MBS by 16 percentage points and non-agency MBS by about 12 percentage points. The combination of these two asset classes now accounts for approximately 60% of the portfolio. MBS purchases were mostly funded by reducing the fund's commitment to the Treasury market. We also cut back positions in corporate bonds and asset-backed securities, both of which offered only a limited yield advantage over comparable-maturity Treasury securities. As a result of these maneuvers, the fund's yield now exceeds its benchmark by a full percentage point.

Looking ahead

As we begin the new year, we believe that certain sectors of the fixed-income markets face significant challenges. Sovereign risks still remain. Even though the European Union has worked hard to address the financial distress in Greece and Ireland, many of the southern European countries have experienced credit downgrades, and Greece itself may require further restructuring in the year ahead. In the United States, reform appears to be in store for Fannie Mae and Freddie Mac. These two government agencies may be forced to continue to shrink their balance sheets, possibly resulting in a significant transfer of MBS ownership from the government to the private sector. Finally, municipal bond markets continue to represent uncertain value. We don't anticipate a wave of defaults in this area, but we believe that many state and local governments will be forced to cut back on their work forces and renegotiate some of their unfunded pension liabilities. The national debt is perhaps the biggest wild card where fixed-income markets are concerned. There is widespread belief that the country's overall level of indebtedness, coupled with other economic trends, will eventually force interest rates higher. Our attention will be attuned to this possibility. However, the timing of such a move in rates is impossible to forecast with any accuracy, and we believe that the portfolio's neutral stance toward interest rates is prudent as we begin the new year.

Past performance is no guarantee of future results.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are disclosed as of December 31, 2010, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Citigroup U.S. Government Index tracks the performance of the Treasury and government sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Citigroup Mortgage Index tracks the performance of the mortgage component of the U.S. BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Federal Securities Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Class A (01/01/89)	5.16	4.99	5.10
Class B (06/01/00)	4.84	4.72	4.85
Citigroup Government/ Mortgage Bond Index	5.59	5.93	5.69

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	12/31/10
Class A	10.05	10.08
Class B	9.96	9.98

Performance of a $10,000 investment, 01/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assumes reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

2

Understanding Your Expenses

Columbia Federal Securities Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,007.40	1,022.43	2.78	2.80	0.55
Class B	1,000.00	1,000.00	1,007.00	1,021.17	4.05	4.08	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Federal Securities Fund, Variable Series / December 31, 2010

	Par	Value
MORTGAGE-BACKED SECURITIES—53.8%
Federal Home Loan Mortgage Corp. 4.500% 05/01/40	$1,142,141	$1,176,831
4.500% 07/01/40	572,802	590,200
5.500% 08/01/17	23,873	25,630
5.500% 12/01/17	13,323	14,304
5.591% 08/01/37 (01/01/11) (a)(b)	322,834	342,438
5.617% 06/01/37 (01/01/11) (a)(b)	260,700	276,501
5.719% 06/01/36 (01/01/11) (a)(b)	381,818	407,850
6.000% 04/01/32	10,716	11,776
6.000% 03/01/38	3,268,935	3,544,520
7.000% 06/01/16	4,449	4,845
7.000% 01/01/26	30,502	34,629
TBA: 3.500% 01/19/26 (c)	1,250,000	1,257,422
4.500% 01/13/41 (c)	2,000,000	2,049,376
Federal National Mortgage Association 3.000% 12/01/25	500,000	490,547
4.420% 10/01/19	576,525	596,473
4.430% 10/01/19	1,413,132	1,462,649
4.500% 06/01/25	1,709,930	1,803,976
4.500% 09/01/40	744,586	768,481
4.570% 01/01/20	148,259	154,491
4.600% 01/01/20	247,203	258,026
5.000% 11/01/17 (d)	1,567,465	1,676,453
5.000% 02/01/23	570,402	605,429
5.000% 04/01/35	433,870	458,341
5.000% 06/01/35	1,720,795	1,817,850
5.000% 06/01/40	1,386,694	1,458,839
5.000% 08/01/40	485,131	510,371
5.030% 05/01/24	455,000	470,258
5.497% 10/01/37 (01/01/11) (a)(b)	108,467	115,150
5.500% 02/01/33	1,091,396	1,176,414
5.500% 09/01/35	1,801,859	1,953,482
5.500% 07/01/36	607,319	653,679
6.000% 08/01/22	14,572	16,010
6.000% 09/01/36	961,582	1,058,080
6.500% 11/01/23	10,261	11,475
6.500% 01/01/24	14,516	16,241
6.500% 08/01/25	8,075	9,097
6.500% 12/01/25	7,810	8,799
6.500% 01/01/26	4,023	4,532
6.500% 08/01/31	2,885	3,244
6.500% 10/01/37	540,199	605,382
7.000% 07/01/11	938	958
7.000% 03/01/15	3,505	3,788
7.000% 03/01/29	64,083	72,867
TBA: 3.000% 12/01/26 (c)	500,000	490,288
3.500% 01/19/26 (c)	1,400,000	1,409,625
4.000% 01/13/41 (c)	200,000	198,938
4.500% 01/19/26 (c)	500,000	524,141
4.500% 01/13/41 (c)	1,000,000	1,026,406
5.000% 01/13/41 (c)	1,450,000	1,524,312
6.000% 01/13/41 (c)	900,000	978,187
6.500% 01/13/41 (c)	700,000	777,875

	Par	Value
Government National Mortgage Association 2.625% 07/20/22 (01/01/11) (a)(b)	$13,430	$13,752
2.625% 07/20/25 (01/01/11) (a)(b)	24,265	24,847
4.000% 01/20/11 (c)	1,500,000	1,510,078
6.000% 03/15/29	39,528	43,643
I.O., 6.339% 08/20/32 (01/20/11) (a)(b)	497,559	52,402
I.O., 6.339% 01/16/34 (01/16/11) (a)(b)	351,040	43,964
6.500% 10/15/13	3,632	3,965
I.O., 7.389% 12/16/25 (01/16/11) (a)(b)	686,144	108,664
Total Mortgage-Backed Securities (cost of $36,352,511)		36,708,791
GOVERNMENT & AGENCY OBLIGATIONS—40.0%
U.S. Government Agencies—7.6%
Federal Home Loan Mortgage Corp. 0.375% 11/30/12 (e)	3,103,000	3,084,528
4.875% 06/13/18 (e)	865,000	967,362
Federal National Mortgage Association 1.625% 10/26/15 (e)	1,149,000	1,119,906
		5,171,796
U.S. Government Obligations—32.4%
U.S. Treasury Bonds 3.500% 05/15/20 (e)	1,000,000	1,024,380
4.250% 05/15/39 (e)	25,000	24,629
4.500% 02/15/36 (e)	1,724,000	1,784,878
6.875% 08/15/25 (e)	1,037,000	1,386,177
U.S. Treasury Notes 0.875% 03/31/11	3,370,000	3,375,530
0.875% 05/31/11 (e)	4,262,000	4,274,155
1.750% 07/31/15 (e)	60,000	59,808
2.125% 05/31/15 (e)	1,500,000	1,523,910
2.625% 04/30/16	1,074,000	1,099,424
2.625% 08/15/20 (e)	1,590,000	1,507,395
2.750% 02/15/19 (e)	174,000	171,757
3.125% 09/30/13	5,035,000	5,341,425
3.625% 02/15/20 (e)	500,000	518,906
		22,092,374
Total Government & Agency Obligations (cost of $27,084,820)		27,264,170
COLLATERALIZED MORTGAGE OBLIGATIONS—12.7%
Agency—2.8%
Federal National Mortgage Association I.O., 2.204% 08/25/34 (01/01/11) (a)(b)	1,049,703	40,315
2.520% 06/25/20	315,420	313,957

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2010

	Par	Value
I.O., 5.989% 11/25/39 (01/25/11) (a)(b)	$271,420	$37,208
I.O., 6.439% 04/25/35 (01/25/11) (a)(b)	117,065	18,957
I.O., 6.439% 07/25/35 (01/25/11) (a)(b)	602,625	85,564
I.O., 6.889% 07/25/36 (01/25/11) (a)(b)	696,637	123,768
I.O., 7.000% 02/25/39	1,047,447	324,995
I.O., 7.136% 12/15/32 (01/15/11) (a)(b)	2,752,543	532,528
I.O., 7.289% 02/25/38 (01/25/11) (a)(b)	211,974	36,612
I.O., 7.339% 01/25/33 (01/25/11) (a)(b)	750,988	88,522
I.O., 5.739% 06/25/33 (01/25/11) (a)(b)	1,172,307	114,360
I.O., 5.739% 05/25/34 (01/25/11) (a)(b)	1,226,575	157,130
9.250% 03/25/18	15,863	18,012
		1,891,928
Non-Agency—9.9%
American Mortgage Trust 8.445% 09/27/22 (f)	2,021	1,226
ASG Resecuritization Trust 3.500% 07/28/37 (g)	588,225	589,696
BCAP LLC Trust 4.000% 07/26/37 (01/01/11) (a)(b)(g)	568,732	564,501
5.250% 04/26/37 (01/01/11) (a)(b)(g)	198,746	199,033
Citigroup Mortgage Loan Trust, Inc. 0.341% 01/25/37 (01/25/11) (a)(b)(g)	913,921	897,928
4.750% 05/25/35 (g)	551,626	555,763
Comfed Savings Bank 6.045% 01/25/18 (01/01/11) (a)(b)(f)	8,177	409
Countrywide Home Loan Mortgage Pass Through Trust 5.750% 01/25/33	327,775	341,331
Credit Suisse Mortgage Capital Certificates 5.000% 02/27/37 (01/01/11) (a)(b)(g)	387,962	389,480
5.000% 04/27/37 (01/01/11) (a)(b)(g)	201,868	205,394
GSMPS Mortgage Loan Trust 7.750% 09/19/27 (a)(g)	274,690	276,377
GSR Mortgage Loan Trust 4.667% 05/25/34 (01/01/11) (a)(b)	194,296	193,996
MASTR Asset Securitization Trust 5.250% 12/25/33	161,344	162,648
Morgan Stanley Reremic Trust 5.647% 03/26/36 (01/01/11) (a)(b)(g)	426,265	434,791

	Par	Value
Prime Mortgage Trust 6.885% 02/25/34 (01/01/11) (a)(b)	$542,117	$587,147
RBSSP Resecuritization Trust 5.500% 10/26/35 (g)	330,352	336,133
Wells Fargo Mortgage Backed Securities Trust 4.745% 06/25/34 (01/01/11) (a)(b)	405,500	412,332
4.747% 07/25/34 (01/01/11) (a)(b)	247,344	248,532
4.863% 09/25/34 (01/01/11) (a)(b)	341,584	349,853
		6,746,570
Total Collateralized Mortgage Obligations (cost of $8,453,629)		8,638,498
COMMERCIAL MORTGAGE-BACKED SECURITIES—4.5%
Bear Stearns Commercial Mortgage Securities 4.933% 02/13/42 (01/01/11) (a)(b)	180,000	192,099
Citigroup Commercial Mortgage Trust 4.733% 10/15/41	110,000	115,904
GE Capital Commercial Mortgage Corp. 4.819% 01/10/38	465,000	488,127
GMAC Commercial Mortgage Securities, Inc. 5.471% 05/10/40 (01/01/11) (a)(b)	105,000	113,034
LB-UBS Commercial Mortgage Trust 5.124% 11/15/32 (01/11/11) (a)(b)	100,000	106,866
Morgan Stanley Capital I 4.970% 12/15/41	365,000	388,929
5.150% 06/13/41	365,000	388,132
Morgan Stanley Dean Witter Capital I 4.920% 03/12/35	355,000	374,504
Morgan Stanley Reremic Trust 5.807% 08/12/45 (01/01/11) (a)(b)(c)(g)	800,000	855,397
Structured Asset Securities Corp. I.O., 2.100% 02/25/28 (01/01/11) (a)(b)	409,419	23
Wachovia Bank Commercial Mortgage Trust 5.204% 10/15/44 (01/01/11) (a)(b)	35,000	37,828
Total Commercial Mortgage-Backed Securities (cost of $2,975,565)		3,060,843
ASSET-BACKED SECURITIES—2.3%
Entergy Gulf States Reconstruction Funding LLC 5.510% 10/01/13	40,804	42,713
GSAMP Trust 0.371% 06/25/36 (01/25/11) (a)(b)	9,604	9,569
Mid-State Trust 7.340% 07/01/35	531,836	555,739
Morgan Stanley ABS Capital I 0.751% 07/25/35 (01/25/11) (a)(b)	306,555	303,950
Novastar Home Equity Loan 0.371% 06/25/36 (01/25/11) (a)(b)	204,717	203,945

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2010

	Par	Value
Sierra Receivables Funding Co. 3.840% 11/20/25 (g)	$236,042	$236,361
Triad Auto Receivables Owner Trust 5.310% 05/13/13	254,419	257,716
Total Asset-Backed Securities (cost of $1,596,386)		1,609,993
	Shares
SECURITIES LENDING COLLATERAL—12.6%
State Street Navigator Securities Lending Prime Portfolio (7 day yield of 0.340%) (h)	8,599,661	8,599,661
Total Securities Lending Collateral (cost of $8,599,661)		8,599,661
	Par
SHORT-TERM OBLIGATION—2.4%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/10, due 01/03/11 at 0.160%, collateralized by a U.S. Government Agency obligation maturing 01/27/14, market value $1,672,450 (repurchase proceeds $1,635,022)	$1,635,000	1,635,000
Total Short-Term Obligation (cost of $1,635,000)		1,635,000
Total Investments—128.3% (cost of $86,697,572) (i)		87,516,956
Obligation to Return Collateral for Securities Loaned—(12.6)%		(8,599,661)
Other Assets & Liabilities, Net—(15.7)%		(10,706,133)
Net Assets—100.0%		68,211,162
SECURITIES SOLD SHORT—(3.8)%
Mortgage-Backed Securities—(3.8)%
Federal Home Loan Mortgage Corp. TBA, 6.000% 01/13/41	(1,250,000)	(1,353,906)
Federal National Mortgage Association TBA: 3.000% 12/16/25	(1,000,000)	(980,575)
5.500% 01/13/41	(250,000)	(267,461)
		(2,601,942)
Total Securities Sold Short (proceeds of $2,629,395)		(2,601,942)

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2010.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  Security purchased on a delayed delivery basis.

(d)  A portion of this security with a market value of $757,228 is pledged as collateral for open futures contracts.

(e)  All or a portion of this security was on loan at December 31, 2010. The total market value of securities on loan at December 31, 2010 is $8,413,330.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2010, the value of these securities amounted to $1,635, which represents less than 0.1% of net assets.

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities, which are not illiquid, amounted to $5,540,854, which represents 8.1% of net assets.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  Cost for federal income tax purposes is $86,897,351.

The following table summarizes the inputs used, as of December 31, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Mortgage-Backed Securities	$10,236,570	$26,472,221	$—	$36,708,791
Government & Agency Obligations
U.S. Government Agencies	3,084,528	2,087,268	—	5,171,796
U.S. Government Obligations	22,092,374	—	—	22,092,374
Total Government & Agency Obligations	25,176,902	2,087,268	—	27,264,170
Collateralized Mortgage Obligations
Agency	—	1,891,928	—	1,891,928
Non-Agency	—	6,744,935	1,635	6,746,570
Total Collateralized Mortgage Obligations	—	8,636,863	1,635	8,638,498
Total Commercial Mortgage-Backed Securities	—	3,060,843	—	3,060,843
Total Asset-Backed Securities	—	1,609,993	—	1,609,993
Total Securities Lending Collateral	8,599,661	—	—	8,599,661
Total Short-Term Obligation	—	1,635,000	—	1,635,000
Total Investments	44,013,133	43,502,188	1,635	87,516,956
Total Securities Sold Short	(2,601,942)	—	—	(2,601,942)
Unrealized Depreciation on Futures Contracts	(64,927)	—	—	(64,927)
Total	$41,346,264	$43,502,188	$1,635	$84,850,087

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2010

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain Collateralized Mortgage Obligations classified as Level 3 are valued using the income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company's bankruptcy filing.

Certain Collateralized Mortgage Obligations classified as Level 3 are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities and observable yields on securities that management deemed comparable.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of December 31, 2009	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Collateralized Mortgage Obligations	$1,880	$—	$71	$949	$—	$(1,265)	$—	$—	$1,635

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at December 31, 2010 which were valued using significant unobservable inputs (Level 3) amounted to $949. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2010, the Fund held the following open long futures contracts:

Interest Rate Risk

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
30-Year U.S. Treasury Bonds	5	$610,625	$626,418	Mar-2011	$(15,793)
10-Year U.S. Treasury Notes	3	361,312	361,460	Mar-2011	(148)
5-Year U.S. Treasury Notes	33	3,884,718	3,933,704	Mar-2011	(48,986)
					$(64,927)

At December 31, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Mortgage-Backed Securities	53.8
Government & Agency Obligations	40.0
Collateralized Mortgage Obligations	12.7
Commercial Mortgage-Backed Securities	4.5
Asset-Backed Securities	2.3
113.3
Securities Lending Collateral	12.6
Short-Term Obligation	2.4
Obligation to Return Collateral for Securities Loaned	(12.6)
Other Assets & Liabilities, Net	(15.7)
100.0

Acronym	Name
I.O.	Interest Only

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities

Columbia Federal Securities Fund, Variable Series / December 31, 2010

Assets
Investments, at cost	$86,697,572
Investments at value (including securities on loan of $8,413,330)	$87,516,956
Receivable for:
Investments sold	5,735,463
Fund shares sold	1,258,772
Interest	414,620
Securities lending	1,787
Futures variation margin	17,297
Expense reimbursement due from investment adviser	18,329
Trustees' deferred compensation plan	29,227
Prepaid expenses	780
Total Assets	94,993,231
Liabilities
Collateral on securities loaned	8,599,661
Payable to custodian bank	493,227
Securities sold short, at value (proceeds $2,629,395)	2,601,942
Payable for:
Investments purchased on a delayed delivery basis	14,928,067
Fund shares repurchased	30,550
Investment advisory fee	21,849
Administration fee	8,625
Pricing and bookkeeping fees	6,317
Transfer agent fee	3,415
Trustees' fees	1,004
Audit fee	30,100
Custody fee	4,350
Distribution fees — Class B	8,230
Chief compliance officer expenses	252
Trustees' deferred compensation plan	29,227
Interest payable for short sales	4,208
Other liabilities	11,045
Total Liabilities	26,782,069
Net Assets	$68,211,162
Net Assets Consist of
Paid-in capital	$68,586,002
Undistributed net investment income	1,979,110
Accumulated net realized loss	(3,135,860)
Net unrealized appreciation (depreciation) on:
Investments	819,384
Futures contracts	(64,927)
Short sales	27,453
Net Assets	$68,211,162
Class A:
Net assets	$29,041,838
Shares outstanding	2,882,563
Net asset value per share	$10.08
Class B:
Net assets	$39,169,324
Shares outstanding	3,924,588
Net asset value per share	$9.98

See Accompanying Notes to Financial Statements.

8

Statement of Operations

Columbia Federal Securities Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Interest	$2,168,459
Securities lending	13,480
Total Investment Income	2,181,939
Expenses
Investment advisory fee	285,719
Administration fee	112,784
Distribution fees — Class B	108,809
Transfer agent fee	14,133
Pricing and bookkeeping fees	61,850
Trustees' fees	19,660
Custody fee	16,749
Audit fee	35,200
Chief compliance officer expenses	1,010
Other expenses	45,367
Expenses before interest expense	701,281
Interest expense	72
Total Expenses	701,353
Fees waived or expenses reimbursed by investment adviser	(165,649)
Custody earnings credit	(100)
Net Expenses	535,604
Net Investment Income	1,646,335
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Short Sales
Net realized gain on:
Investments	2,471,709
Futures contracts	36,528
Net realized gain	2,508,237
Net change in unrealized appreciation (depreciation) on:
Investments	(305,301)
Futures contracts	(64,927)
Short sales	27,453
Net change in unrealized appreciation (depreciation)	(342,775)
Net Gain	2,165,462
Net Increase Resulting from Operations	$3,811,797

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets

Columbia Federal Securities Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment income	$1,646,335	$3,010,729
Net realized gain on investments and futures contracts	2,508,237	850,556
Net change in unrealized appreciation (depreciation) on investments, futures contracts and short sales	(342,775)	(2,664,856)
Net increase resulting from operations	3,811,797	1,196,429
Distributions to Shareholders
From net investment income:
Class A	(1,476,348)	(2,474,233)
Class B	(1,860,291)	(3,409,159)
Total distributions to shareholders	(3,336,639)	(5,883,392)
Net Capital Stock Transactions	(14,135,168)	(14,118,907)
Total decrease in net assets	(13,660,010)	(18,805,870)
Net Assets
Beginning of period	81,871,172	100,677,042
End of period	$68,211,162	$81,871,172
Undistributed net investment income at end of period	$1,979,110	$3,143,764
Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	145,472	$1,490,326	192,883	$2,002,690
Distributions reinvested	147,340	1,476,348	251,958	2,474,233
Redemptions	(773,072)	(7,874,184)	(1,413,704)	(14,635,434)
Net decrease	(480,260)	(4,907,510)	(968,863)	(10,158,511)
Class B
Subscriptions	445,679	4,479,726	522,836	5,322,688
Distributions reinvested	187,341	1,860,291	350,016	3,409,159
Redemptions	(1,536,294)	(15,567,675)	(1,243,571)	(12,692,243)
Net decrease	(903,274)	(9,227,658)	(370,719)	(3,960,396)

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Federal Securities Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010		2009		2008		2007		2006(a)
Net Asset Value, Beginning of Period	$10.05		$10.61		$10.47		$10.48		$10.71
Income from Investment Operations:
Net investment income (b)	0.24		0.38		0.49		0.48		0.50
Net realized and unrealized gain (loss) on investments, futures contracts and short sales	0.28		(0.20)		0.31		0.13		(0.11)
Total from investment operations	0.52		0.18		0.80		0.61		0.39
Less Distributions to Shareholders:
From net investment income	(0.49)		(0.74)		(0.66)		(0.62)		(0.62)
Net Asset Value, End of Period	$10.08		$10.05		$10.61		$10.47		$10.48
Total return (c)(d)	5.16	%(e)	1.90	%(e)	8.09	%(e)	6.19%		3.72%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.57%		0.60%		0.69%		0.68%		0.66%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—		—
Net expenses (f)	0.57%		0.60%		0.69%		0.68%		0.66%
Waiver/Reimbursement	0.22%		0.14%		0.01%		—		—
Net investment income (f)	2.33%		3.66%		4.71%		4.63%		4.71%
Portfolio turnover rate	374%		203	%(h)	206	%(h)	199	%(h)	89	%(h)
Net assets, end of period (000s)	$29,042		$33,792		$45,962		$56,942		$65,660

(a)  On May 1, 2006, Liberty Federal Securities Fund, Variable Series was renamed Columbia Federal Securities Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

11

Financial Highlights

Columbia Federal Securities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010		2009		2008		2007		2006(a)
Net Asset Value, Beginning of Period	$9.96		$10.52		$10.39		$10.40		$10.64
Income from Investment Operations:
Net investment income (b)	0.21		0.35		0.47		0.45		0.47
Net realized and unrealized gain (loss) on investments, futures contracts and short sales	0.27		(0.19)		0.30		0.14		(0.12)
Total from investment operations	0.48		0.16		0.77		0.59		0.35
Less Distributions to Shareholders:
From net investment income	(0.46)		(0.72)		(0.64)		(0.60)		(0.59)
Net Asset Value, End of Period	$9.98		$9.96		$10.52		$10.39		$10.40
Total return (c)(d)(e)	4.84%		1.71%		7.81%		5.97%		3.39%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.82%		0.85%		0.89%		0.90%		0.90%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—		—
Net expenses (f)	0.82%		0.85%		0.89%		0.90%		0.90%
Waiver/Reimbursement	0.22%		0.14%		0.06%		0.03%		0.01%
Net investment income (f)	2.08%		3.39%		4.50%		4.41%		4.48%
Portfolio turnover rate	374%		203	%(h)	206	%(h)	199	%(h)	89	%(h)
Net assets, end of period (000s)	$39,169		$48,079		$54,715		$77,771		$83,616

(a)  On May 1, 2006, Liberty Federal Securities Fund, Variable Series was renamed Columbia Federal Securities Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

12

Notes to Financial Statements

Columbia Federal Securities Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia Federal Securities Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment

13

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2010

assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments—The Fund may use derivative instruments including futures contracts and options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks, among others:

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following provides more detailed information about each derivative type held by the Fund:

Futures Contracts—The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's investment adviser.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended December 31, 2010, the Fund entered into 308 futures contracts.

Options—During the period, the Fund purchased put options on futures contracts to decrease the Fund's exposure to its underlying instruments. Purchased put options become more valuable as the price of the underlying instrument depreciates relative to the strike price.

The Fund may also write put options on futures contracts. Writing put options on futures contracts tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. The Fund may also purchase call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended December 31, 2010, the Fund entered into 16 purchased put options on futures contracts.

14

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2010

The following table is a summary of the value of the Fund's derivative instruments as of December 31, 2010:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Asset	Fair Value		Liability	Fair Value
Futures variation margin	$17,297	*		$—

*  Includes only the current day's variation margin.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended December 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Depreciation
Futures contracts	Interest rate	$36,528	$(64,927)
Purchased put options	Interest rate	(1,288)	—

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Interest Only Securities—The Fund may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security's interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Short Sales—The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Statement of Operations and a short position is reported at value in the Statement of Assets and Liabilities. The Fund will realize a gain if the security declines in value, and will realize a loss if the security appreciates in value. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund.

Income Recognition—Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

15

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2010

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and paydown reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$525,650	$(525,651)	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

Distributions paid from:	December 31, 2010	December 31, 2009
Ordinary Income*	$3,336,639	$5,883,392

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation*
$2,193,607	$619,605

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,234,280
Unrealized depreciation	(614,675)
Net unrealized appreciation	$619,605

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2014	$2,365,133
2017	617,552
$2,982,685

Capital loss carryforwards of $1,614,702 were utilized during the year ended December 31, 2010.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2010, post-October capital losses of $206,148 attributed to security transactions were deferred to January 1, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.

16

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2010

The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.38%
$500 million to $1 billion	0.33%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.27%
$3 billion to $6 billion	0.26%
Over $6 billion	0.25%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory services to the Fund under the same fee structure.

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate was 0.38% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser receives a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and

17

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2010

redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.55% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Adviser at any time.

Prior to May 1, 2010, Columbia contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) did not exceed the annual rate of 0.60% of the Fund's average daily net assets.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $298,481,826 and $301,717,766, respectively, of which $281,502,255 and $282,686,188, respectively, were U.S. Government securities.

18

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2010

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $1,700,000 at a weighted average interest rate of 1.52%.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shareholder Concentration

As of December 31, 2010, two shareholder accounts owned 82.8% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured

19

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2010

and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and except as disclosed below, noted no items requiring adjustment of the financial statements or additional disclosures.

Shareholders of the Fund have approved a proposal to merge the Fund into RiverSource Variable Portfolio – Short Duration U.S. Government Fund. The merger is expected to occur before the end of the second quarter of 2011.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Federal Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Federal Securities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 11, shareholders of the Fund have approved a proposal to merge the Fund into RiverSource Variable Portfolio – Short Duration U.S. Government Fund. The merger is expected to occur before the end of the second quarter of 2011.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

21

Fund Governance

Columbia Federal Securities Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

22

Fund Governance (continued)

Columbia Federal Securities Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Michael A. Jones (Born 1959) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2011) Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 64; None

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

23

Fund Governance (continued)

Columbia Federal Securities Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President-U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

24

Fund Governance (continued)

Columbia Federal Securities Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

25

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Important Information About This Report

A description of the policies and procedures that Columbia Federal Securities Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Federal Securities Fund, Variable Series
P.O. Box 8081 Boston, MA 02266-8081

C-1516 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia International Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia International Fund, Variable Series / December 31, 2010

Columbia International Fund, Variable Series seeks long-term capital appreciation.

Fred Copper has been the fund's portfolio manager since October 2005.

Summary

For the 12-month period that ended December 31, 2010, the return of the fund's Class A surpassed both its benchmark, the MSCI EAFE Index (Net)1 and the average return of the funds in its peer group, the Lipper VUF International Value Funds Classification.2 Conflicting influences buffeted equity markets, contributing to unusual volatility. Solid emerging market growth, improving economies in developed nations, strength in the industrial sector and stimulative monetary policies all combined to support equity values. However, recurrent concerns about major sovereign debt problems in Greece, Ireland and other peripheral European nations periodically undermined confidence. The fund's overweight in Northern European industrial companies and an underweight and good stock selection in the financials sector helped support performance, as did the out-of-index exposure to U.S. companies, an overweight in Canada and investments in basic materials companies. The fund's more defensive selections in the consumer discretionary sector and an overweight in Greece detracted from performance.

Positioned to benefit from demand growth

To take advantage of improving global demand, we overweighted Northern European industrial and consumer discretionary companies, especially exporters. They received added help from a weakened euro, which made their products more competitive. Against this backdrop, Demag Cranes, a German industrial crane producer, was a strong performer. The company was taken over after benefiting from increased activity at major shipping ports. Growing demand drove outperformance by basic materials holdings Clariant, a Swiss diversified chemicals corporation, and Freeport-McMoRan Copper & Gold, a U.S.-based global miner (1.3% and 0.9% of net assets, respectively). While we underweighted financials stocks and avoided European banks, we sought opportunities in non-banking financial companies. Japan Retail Fund, a real estate investment trust operating retail properties, and Hongkong Land Holdings, a property development firm, (1.3% and 1.0% of net assets, respectively) both performed very well. Two other standouts in the financials group were Brit Insurance Holdings, a U.K. property-and-casualty company taken over by a private equity firm, and ICAP (0.7% of net assets), a British on-line specialty broker that profited when trading in derivatives increased with volatility in the markets. Another noteworthy British holding was International Power (1.3% of net assets), a utility that received a generous takeover proposal.

Exposure to Greece detracted

The fund had more exposure than the benchmark to Greece, which held back results. We were disappointed by the performance of the National Bank of Greece (0.3% of net assets), which we thought would be helped by its strong franchise in Turkey. However, the stock suffered in a declining market. Among consumer discretionary holdings, the U.K.-based video game retailer Game Group (0.5% of net assets) was hurt by soft sales of video game software. We retained the position because we think game software sales may rebound with the introduction of new video game platforms. Another disappointment was AWE Limited (0.8% of net assets), an Australian oil exploration and production company that had a setback in its exploration program.

Looking ahead

We believe that monetary stimulus programs and rising demand in emerging markets have the potential to help move equity markets higher. Moreover, demand for stocks should improve as investors grow dissatisfied with the low yields of government bonds and money funds. Nevertheless, the long-term problem of fiscal mismanagement in some peripheral European nations has not been solved. Monetary rescue plans have bought some time, but the need remains for some permanent fiscal integration in Europe that will entail greater fiscal discipline by less autonomous national governments. This, however, is likely to be politically controversial.

One of the surprises of 2011 may be improved relative performance by developed markets versus emerging economies. Some governments in emerging markets are starting to tighten monetary policy to control inflation and temper growth. While this trend is not likely to halt the region's economic expansion, it may mute more explosive growth trends. Given this outlook, we have maintained overweight positions in Northern Europe and the United States and have somewhat increased the fund's exposure to Japan. We continue to maintain a reasonable exposure to emerging markets, where we intend to focus on case-by-case stock opportunities.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Since the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

Holdings are disclosed as of December 31, 2010 and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia International Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Class A (05/02/94)	8.85	1.09	1.90
Class B (06/01/00)	8.67	0.83	1.65
MSCI EAFE Index (Net)	7.75	2.46	3.50

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	12/31/10
Class A	1.18	1.23
Class B	1.17	1.22

Performance of a $10,000 investment, 01/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

2

Understanding Your Expenses

Columbia International Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,271.70	1,020.16	5.73	5.09	1.00
Class B	1,000.00	1,000.00	1,271.50	1,018.90	7.16	6.36	1.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia International Fund, Variable Series / December 31, 2010

	Shares	Value
COMMON STOCKS—99.4%
Consumer Discretionary—11.1%
Auto Components—0.3%
Exedy Corp.	2,000	$64,876
Automobiles—1.3%
Nissan Motor Co., Ltd.	30,800	292,933
Hotels, Restaurants & Leisure—0.4%
OPAP SA	5,073	87,721
Household Durables—3.5%
Arnest One Corp.	14,000	179,713
Forbo Holding AG, Registered Shares	245	154,637
Foster Electric Co., Ltd.	7,900	234,051
SEB SA	2,147	223,010
		791,411
Internet & Catalog Retail—0.5%
DeNA Co., Ltd.	3,074	110,219
Leisure Equipment & Products—0.5%
Altek Corp.	73,151	111,019
Specialty Retail—2.4%
EDION Corp.	11,300	101,396
Game Group PLC	111,682	121,886
USS Co., Ltd.	2,580	210,902
Yamada Denki Co., Ltd.	1,810	123,424
		557,608
Textiles, Apparel & Luxury Goods—2.2%
Adidas AG	3,490	227,959
LG Fashion Corp.	5,770	160,496
Youngone Corp.	13,570	125,446
		513,901
Consumer Staples—8.5%
Beverages—1.5%
Carlsberg A/S, Class B	2,376	237,781
Cott Corp. (a)	11,998	108,102
		345,883
Food & Staples Retailing—3.0%
George Weston Ltd.	2,200	186,302
Koninklijke Ahold NV	17,112	225,832
Seven & i Holdings Co., Ltd.	9,600	256,410
		668,544
Food Products—3.6%
Balrampur Chini Mills Ltd.	53,461	105,451
China Milk Products Group Ltd. (a)(b)	342,000	18,654
Marine Harvest ASA	220,220	232,728
Nestle SA, Registered Shares	4,323	253,231
Parmalat SpA	72,010	197,178
		807,242
Household Products—0.4%
McBride PLC	29,553	86,623

	Shares	Value
Energy—8.9%
Energy Equipment & Services—2.6%
Core Laboratories NV	1,300	$115,765
Noble Corp. (a)	5,083	181,819
Shinko Plantech Co., Ltd.	18,200	167,957
Tecnicas Reunidas SA	1,895	120,651
		586,192
Oil, Gas & Consumable Fuels—6.3%
AWE Ltd. (a)	103,774	187,868
BP PLC	39,821	289,036
Japan Petroleum Exploration Co.	4,200	159,696
Rosneft Oil Co., GDR	21,391	153,160
Royal Dutch Shell PLC, Class B	7,747	255,457
Total SA	4,495	238,165
Yanzhou Coal Mining Co., Ltd., Class H	46,000	140,258
		1,423,640
Financials—21.4%
Capital Markets—2.5%
Credit Suisse Group AG, Registered Shares	3,115	125,685
ICAP PLC	18,596	155,113
Intermediate Capital Group PLC	35,224	182,821
Tokai Tokyo Financial Holdings, Inc.	25,000	94,745
		558,364
Commercial Banks—9.6%
Australia & New Zealand Banking Group Ltd.	14,610	348,922
Banco Bilbao Vizcaya Argentaria SA	18,896	191,156
Banco Santander SA	31,277	332,328
Bank of China Ltd., Class H	235,000	124,260
BNP Paribas	3,949	251,240
HSBC Holdings PLC	23,519	238,748
Indian Bank	14,962	82,381
National Bank of Greece SA (a)	8,915	72,074
Sumitomo Mitsui Financial Group, Inc.	10,000	355,950
Svenska Handelsbanken AB, Class A	5,920	189,137
		2,186,196
Diversified Financial Services—0.9%
ING Groep NV (a)	20,565	200,062
Insurance—4.3%
Allianz SE, Registered Shares	1,334	158,519
Axis Capital Holdings Ltd.	5,074	182,055
Sampo Oyj, Class A	8,993	241,080
XL Group PLC	5,003	109,166
Zurich Financial Services AG, Registered Shares	1,128	292,154
		982,974
Real Estate Investment Trusts (REITs)—1.3%
Japan Retail Fund Investment Corp.	153	293,395

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2010

	Shares	Value
Real Estate Management & Development—2.8%
Hongkong Land Holdings Ltd.	30,000	$216,600
Huaku Development Co., Ltd.	85,590	259,501
Swire Pacific Ltd., Class A	9,500	156,199
		632,300
Health Care—7.8%
Biotechnology—0.6%
Amgen, Inc. (a)	2,678	147,022
Health Care Providers & Services—1.1%
Miraca Holdings, Inc.	6,100	245,590
Pharmaceuticals—6.1%
AstraZeneca PLC, ADR	6,826	315,293
GlaxoSmithKline PLC	10,327	199,650
Novartis AG, Registered Shares	2,309	135,872
Roche Holding AG, Genusschein Shares	2,327	341,121
Sanofi-Aventis SA	3,954	252,827
Santen Pharmaceutical Co., Ltd.	3,700	128,506
		1,373,269
Industrials—11.7%
Aerospace & Defense—1.7%
BAE Systems PLC	42,475	218,535
MTU Aero Engines Holding AG	2,422	163,720
		382,255
Airlines—0.4%
Turk Hava Yollari A.O. (a)	26,254	91,821
Commercial Services & Supplies—0.7%
Aeon Delight Co., Ltd.	8,200	161,430
Construction & Engineering—1.5%
CTCI Corp.	141,000	157,653
Maire Tecnimont SpA	43,287	190,597
		348,250
Electrical Equipment—2.1%
Mitsubishi Electric Corp.	22,000	230,663
Schneider Electric SA	1,603	239,914
		470,577
Industrial Conglomerates—1.9%
DCC PLC	5,873	185,215
Tyco International Ltd.	5,988	248,143
		433,358
Machinery—0.4%
Scania AB, Class B	3,556	81,841
Professional Services—0.7%
Atkins WS PLC	15,703	171,500
Trading Companies & Distributors—2.3%
ITOCHU Corp.	18,300	185,073
Kloeckner & Co., SE (a)	5,533	155,296
Mitsui & Co., Ltd.	11,100	183,139
		523,508

	Shares	Value
Information Technology—6.3%
Electronic Equipment, Instruments & Components—3.0%
FUJIFILM Holdings Corp.	5,500	$198,688
Halma PLC	28,489	159,458
Hitachi Ltd.	19,000	101,377
Murata Manufacturing Co., Ltd.	3,200	224,071
		683,594
Semiconductors & Semiconductor Equipment—1.9%
Advanced Micro Devices, Inc. (a)	11,588	94,790
Macronix International	186,000	130,139
Samsung Electronics Co., Ltd.	161	134,542
Solarfun Power Holdings Co., Ltd., ADR (a)	8,573	70,042
		429,513
Software—1.4%
Autonomy Corp. PLC (a)	6,287	147,521
Nintendo Co., Ltd.	600	176,030
		323,551
Materials—11.5%
Chemicals—3.9%
BASF SE	5,748	458,550
Clariant AG, Registered Shares	13,971	283,231
Hitachi Chemical Co., Ltd.	6,600	136,524
		878,305
Construction Materials—0.4%
Ciments Francais SA	942	91,263
Metals & Mining—6.3%
Aurubis AG	3,421	202,026
BHP Billiton PLC	11,945	475,084
Centerra Gold, Inc.	7,081	141,292
Eastern Platinum Ltd. (a)	76,300	135,825
First Quantum Minerals Ltd.	1,561	169,555
Freeport-McMoRan Copper & Gold, Inc.	1,681	201,871
OneSteel Ltd.	39,938	105,798
		1,431,451
Paper & Forest Products—0.9%
Svenska Cellulosa AB, Class B	12,573	198,380
Telecommunication Services—6.7%
Diversified Telecommunication Services—2.9%
Bezeq Israeli Telecommunication Corp., Ltd.	59,434	181,249
Tele2 AB, Class B	10,872	227,146
Telefonica SA	4,343	98,634
Telenor ASA	8,719	141,762
		648,791
Wireless Telecommunication Services—3.8%
Advanced Info Service PCL, Foreign Registered Shares	28,900	81,489
Freenet AG	18,893	199,433

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2010

	Shares	Value
NTT DoCoMo, Inc.	64	$111,746
Softbank Corp.	7,500	259,490
Vivo Participacoes SA, ADR	3,779	123,158
Vodafone Group PLC	35,949	92,928
		868,244
Utilities—5.5%
Electric Utilities—1.8%
Enel SpA	24,237	121,071
Fortum Oyj	9,282	281,594
		402,665
Gas Utilities—0.6%
PT Perusahaan Gas Negara Tbk	257,500	126,380
Independent Power Producers & Energy Traders—1.3%
International Power PLC	45,098	307,687
Multi-Utilities—1.8%
AGL Energy Ltd.	12,784	199,139
RWE AG	3,051	203,548
		402,687
Total Common Stocks (cost of $18,807,622)		22,524,035
PREFERRED STOCK—1.1%
Consumer Staples—1.1%
Household Products—1.1%
Henkel AG & Co., KGaA	4,207	261,475
Total Preferred Stock (cost of $208,324)		261,475
INVESTMENT COMPANY—0.3%
iShares MSCI EAFE Index Fund	1,038	60,443
Total Investment Company (cost of $56,467)		60,443
Total Investments—100.8% (cost of $19,072,413) (c)		22,845,953
Other Assets & Liabilities, Net—(0.8)%		(183,407)
Net Assets—100.0%		$22,662,546

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2010, the value of this security amounted to $18,654, which represents 0.1% of net assets.

(c)  Cost for federal income tax purposes is $19,516,945.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$2,529,688	$—	$2,529,688
Consumer Staples	294,404	1,595,234	18,654	1,908,292
Energy	450,744	1,559,088	—	2,009,832
Financials	507,821	4,345,470	—	4,853,291
Health Care	462,315	1,303,566	—	1,765,881
Industrials	248,143	2,416,397	—	2,664,540
Information Technology	164,832	1,271,826	—	1,436,658
Materials	648,543	1,950,856	—	2,599,399
Telecommunication Services	123,158	1,393,877	—	1,517,035
Utilities	—	1,239,419	—	1,239,419
Total Common Stocks	2,899,960	19,605,421	18,654	22,524,035
Total Preferred Stock	—	261,475	—	261,475
Total Investment Company	60,443	—	—	60,443
Total Investments	2,960,403	19,866,896	18,654	22,845,953
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	53,410	—	53,410
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(91,664)	—	(91,664)
Total	$2,960,403	$19,828,642	$18,654	$22,807,699

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, models utilized by the third party statistical pricing service, and the position of the security within the respective company's capital structure.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2010

The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Common Stocks
Consumer Staples	$—	$(4,774)	$(58,410)	$—	$(1,898)	$83,736	$—	$18,654

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributable to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $58,410.

The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$—	$83,736	$83,736	$—

Financial assets were transferred from Level 2 to Level 3 due to the suspension of the security from trading. As a result, management determined to fair value the securities under consistently applied procedures established by and under the general supervision of the Board of Trustees.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financials Statements.

For the year ended December 31, 2010, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2009	38	$1,463
Options written	1,534	43,255
Options terminated in closing purchase transactions	(373)	(19,403)
Options exercised	(424)	(3,220)
Options expired	(775)	(22,095)
Options outstanding at December 31, 2010	—	—

Forward foreign currency exchange contracts outstanding on December 31, 2010 are:

Foreign Exchange Rate Risk

Counterparty	Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
UBS AG	AUD	$1,164,873	$1,132,814	02/10/11	$32,059
UBS AG	CAD	214,066	210,663	02/10/11	3,403
UBS AG	CHF	164,781	159,065	02/10/11	5,716
UBS AG	EUR	498,399	508,592	02/10/11	(10,193)
UBS AG	GBP	1,331,114	1,375,787	02/10/11	(44,673)
UBS AG	JPY	160,820	158,793	02/10/11	2,027
UBS AG	SGD	387,286	385,995	02/10/11	1,291
					$(10,370)
Counterparty	Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
UBS AG	CAD	$800,990	$792,877	02/10/11	$(8,113)
UBS AG	DKK	113,649	112,677	02/10/11	(972)
UBS AG	GBP	104,432	104,203	02/10/11	(229)
UBS AG	JPY	160,820	154,990	02/10/11	(5,830)
UBS AG	KRW	444,912	453,313	02/10/11	8,401
UBS AG	NOK	205,964	202,769	02/10/11	(3,195)
UBS AG	THB	108,854	109,367	02/10/11	513
UBS AG	TWD	701,661	683,202	02/10/11	(18,459)
					$(27,884)

The Fund was invested in the following countries at December 31, 2010:

Country (Unaudited)	Value	% of Total Investments
Japan	$4,987,996	21.8
United Kingdom	3,417,339	15.0
Germany	2,030,527	8.9
Switzerland	1,585,930	7.0
France	1,296,418	5.7
United States	1,225,308	5.4
Australia	841,727	3.7
Spain	742,769	3.3
Canada	741,076	3.2
Sweden	696,504	3.0
Taiwan	658,312	2.9
Netherlands	541,659	2.4
Finland	522,675	2.3
Italy	508,845	2.2
Republic of Korea	420,485	1.8
Norway	374,490	1.6
Hong Kong	372,799	1.6
China	353,214	1.5
Denmark	237,781	1.0
India	187,832	0.8
Ireland	185,215	0.8
Israel	181,249	0.8
Greece	159,795	0.7
Russia	153,160	0.7
Indonesia	126,380	0.6
Brazil	123,158	0.5
Turkey	91,821	0.4
Thailand	81,489	0.4
	$22,845,953	100.0

Securities are listed by country of domicile.

See Accompanying Notes to Financial Statements.

7

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2010

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

GDR	Global Depositary Receipt

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

SGD	Singapore Dollar

THB	Thailand Baht

TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities

Columbia International Fund, Variable Series / December 31, 2010

Assets
Investments, at cost	$19,072,413
Investments, at value	$22,845,953
Cash	61,971
Foreign currency (cost of $17,552)	18,298
Unrealized appreciation on forward foreign currency exchange contracts	53,410
Receivable for:
Fund shares sold	2,471
Dividends	13,754
Foreign tax reclaims	17,043
Expense reimbursement due from investment adviser	18,744
Trustees' deferred compensation plan	17,384
Prepaid expenses	144
Total Assets	23,049,172
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	91,664
Payable for:
Fund shares repurchased	194,535
Investment advisory fee	16,743
Pricing and bookkeeping fees	5,490
Transfer agent fee	1,137
Trustees' fees	228
Audit fee	29,899
Custody fee	17,550
Distribution fees — Class B	407
Chief compliance officer expenses	322
Trustees' deferred compensation plan	17,384
Other liabilities	11,267
Total Liabilities	386,626
Net Assets	$22,662,546
Net Assets Consist of
Paid-in capital	$27,253,241
Undistributed net investment income	114,069
Accumulated net realized loss	(8,442,199)
Net unrealized appreciation (depreciation) on:
Investments	3,773,540
Foreign currency translations and forward foreign currency exchange contracts	(36,105)
Net Assets	$22,662,546
Class A
Net assets	$20,753,107
Shares outstanding	16,884,337
Net asset value per share	$1.23
Class B
Net assets	$1,909,439
Shares outstanding	1,567,147
Net asset value per share	$1.22

See Accompanying Notes to Financial Statements.

9

Statement of Operations

Columbia International Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Dividends	$706,069
Interest	58
Foreign taxes withheld	(80,916)
Total Investment Income	625,211
Expenses
Investment advisory fee	193,976
Distribution fees — Class B	4,655
Transfer agent fee	4,568
Pricing and bookkeeping fees	53,670
Trustees' fees	16,717
Custody fee	66,740
Audit fee	42,498
Chief compliance officer expenses	1,073
Other expenses	32,452
Total Expenses	416,349
Fees waived or expenses reimbursed by investment adviser	(188,874)
Custody earnings credits	(5)
Net Expenses	227,470
Net Investment Income	397,741
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Foreign Currency Exchange Contracts, Futures Contracts and Written Options
Net realized gain (loss) on:
Investments	372,157
Foreign currency transactions and forward foreign currency exchange contracts	(153,596)
Futures contracts	960
Written options	22,243
Net realized gain	241,764
Net change in unrealized appreciation (depreciation) on:
Investments	1,088,610
Foreign currency translations and forward foreign currency exchange contracts	11,994
Written options	(629)
Net change in unrealized appreciation (depreciation)	1,099,975
Net Gain	1,341,739
Net Increase Resulting from Operations	$1,739,480

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets

Columbia International Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment income	$397,741	$530,012
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and written options, net of foreign capital gains tax	241,764	(3,639,673)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and written options	1,099,975	8,821,601
Net increase resulting from operations	1,739,480	5,711,940
Distributions to Shareholders
From net investment income:
Class A	(795,471)	(103,466)
Class B	(69,332)	(2,238)
Total distributions to shareholders	(864,803)	(105,704)
Net Capital Stock Transactions	(2,607,846)	(3,846,851)
Total increase (decrease) in net assets	(1,733,169)	1,759,385
Net Assets
Beginning of period	24,395,715	22,636,330
End of period	$22,662,546	$24,395,715
Undistributed net investment income at end of period	$114,069	$732,537

Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	1,017,543	$1,111,263	1,059,563	$1,103,772
Distributions reinvested	779,873	795,471	102,441	103,466
Redemptions	(3,827,477)	(4,308,759)	(4,969,620)	(4,722,590)
Net decrease	(2,030,061)	(2,402,025)	(3,807,616)	(3,515,352)
Class B
Subscriptions	22,792	23,528	46,155	41,256
Distributions reinvested	68,646	69,332	2,238	2,238
Redemptions	(263,496)	(298,681)	(388,116)	(374,993)
Net decrease	(172,058)	(205,821)	(339,723)	(331,499)

See Accompanying Notes to Financial Statements.

11

Financial Highlights

Columbia International Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$1.18		$0.91	$2.15		$2.46		$2.15
Income from Investment Operations:
Net investment income (a)	0.02		0.02	0.05		0.04		0.04
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options, net of foreign capital gains tax	0.08		0.26	(0.85)		0.19		0.48
Total from investment operations	0.10		0.28	(0.80)		0.23		0.52
Less Distributions to Shareholders:
From net investment income	(0.05)		(0.01)	(0.06)		(0.08)		(0.04)
From net realized gains	—		—	(0.38)		(0.46)		(0.17)
Total distributions to shareholders	(0.05)		(0.01)	(0.44)		(0.54)		(0.21)
Net Asset Value, End of Period	$1.23		$1.18	$0.91		$2.15		$2.46
Total return (b)(c)(d)	8.85%		30.34%	(44.83)%		7.79	%(e)	25.17%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	1.00	%(f)	1.00%	0.95	%(f)	0.95	%(f)	0.95	%(f)
Waiver/Reimbursement	0.85%		0.88%	0.53%		0.37%		0.28%
Net investment income	1.81	%(f)	2.42%	3.03	%(f)	1.81	%(f)	1.64	%(f)
Portfolio turnover rate	61%		75%	84%		69%		90%
Net assets, end of period (000s)	$20,753		$22,357	$20,756		$47,253		$59,317

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Financial Highlights

Columbia International Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$1.17		$0.90	$2.13		$2.45		$2.14
Income from Investment Operations:
Net investment income (a)	0.02		0.02	0.04		0.04		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options, net of foreign capital gains tax	0.07		0.25	(0.84)		0.17		0.48
Total from investment operations	0.09		0.27	(0.80)		0.21		0.51
Less Distributions to Shareholders:
From net investment income	(0.04)		— (b)	(0.05)		(0.07)		(0.03)
From net realized gains	—		—	(0.38)		(0.46)		(0.17)
Total distributions to shareholders	(0.04)		— (b)	(0.43)		(0.53)		(0.20)
Net Asset Value, End of Period	$1.22		$1.17	$0.90		$2.13		$2.45
Total return (c)(d)(e)	8.67%		30.16%	(45.02)%		7.18	%(f)	25.04%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	1.25	%(g)	1.25%	1.20	%(g)	1.20	%(g)	1.20	%(g)
Waiver/Reimbursement	0.85%		0.88%	0.53%		0.37%		0.28%
Net investment income	1.55	%(g)	2.19%	2.75	%(g)	1.55	%(g)	1.37	%(g)
Portfolio turnover rate	61%		75%	84%		69%		90%
Net assets, end of period (000s)	$1,909		$2,039	$1,881		$4,454		$6,450

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Notes to Financial Statements

Columbia International Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia International Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is operating as a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active

14

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2010

markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments—The Fund may use derivative instruments including foreign forward currency exchange contracts, options and futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks, among others:

Equity Risk: Equity risk relates to the change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited

15

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2010

to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended December 31, 2010, the Fund entered into 275 forward foreign currency exchange contracts.

Options—The Fund had written covered call options to decrease the Fund's exposure to equity risk and to increase return on instruments. Written covered call options become more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended December 31, 2010, the Fund entered into 1,534 written options contracts.

Futures Contracts—The Fund entered into equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's investment adviser. In addition, upon entering into index futures contracts, the Fund bears risks which may include securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended December 31, 2010, the Fund entered into 2 futures contracts.

The following table is a summary of the value of the Fund's derivative instruments as of December 31, 2010:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
Unrealized appreciation on forward foreign currency exchange contracts	$53,410	Unrealized depreciation on forward foreign currency exchange contracts	$91,664

16

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2010

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward foreign currency exchange contracts	Foreign exchange rate risk	$(143,241)	$13,823
Futures contracts	Equity risk	960	—
Written options	Equity risk	22,243	(629)

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least

17

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2010

annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for passive foreign investment company adjustments, foreign currency transactions and expired capital loss carryforward were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(151,406)	$3,850,822	$(3,699,416)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income*	$864,803	$105,704

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$416,831	$—	$3,329,008

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$4,689,313
Unrealized depreciation	(1,360,305)
Net unrealized appreciation	$3,329,008

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2011	$577,133
2016	803,742
2017	6,829,249
$8,210,124

Capital loss carryforwards of $3,699,413 expired and $453,091 were utilized during the year ended December 31, 2010. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2010, post-October capital losses of $90,343 attributed to security transactions were deferred to January 1, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of

18

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2010

unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.87%
$500 million to $1 billion	0.82%
$1 billion to $1.5 billion	0.77%
$1.5 billion to $3 billion	0.72%
$3 billion to $6 billion	0.70%
Over $6 billion	0.68%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate was 0.87% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in

19

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2010

connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 1.00% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Adviser at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $13,408,078 and $16,385,632, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate

20

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2010

per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of December 31, 2010, one shareholder account owned 84.8% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.
In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory

21

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2010

proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and except as disclosed below, noted no items requiring adjustment of the financial statements or additional disclosures.

Shareholders of the Fund have approved a proposal to merge the Fund into Threadneedle Variable Portfolio – International Opportunity Fund. The merger is expected to occur before the end of the second quarter of 2011.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia International Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 10, shareholders of the Fund have approved a proposal to merge the Fund into Threadneedle Variable Portfolio—International Opportunity Fund. The merger is expected to occur before the end of the second quarter of 2011.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

23

Federal Income Tax Information (Unaudited)

Columbia International Fund, Variable Series

Foreign taxes paid during the fiscal year ended December 31, 2010, of $80,832 are expected to be passed through to shareholders. This represents $0.00 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $694,386 ($0.04 per share) for the fiscal year ended December 31, 2010.

0.43% of the ordinary income distributed by the Fund, for the fiscal year ended December 31, 2010, qualifies for the corporate dividends received deduction.

24

Fund Governance

Columbia International Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

25

Fund Governance (continued)

Columbia International Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Michael A. Jones (Born 1959) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2011) Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 64; None

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

26

Fund Governance (continued)

Columbia International Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President-U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

27

Fund Governance (continued)

Columbia International Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

28

Important Information About This Report

A description of the policies and procedures that Columbia International Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia International Fund, Variable Series
P.O. Box 8081 Boston, MA 02266-8081

C-1476 A (2/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Large Cap Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Large Cap Growth Fund, Variable Series / December 31, 2010

Columbia Large Cap Growth Fund, Variable Series seeks long-term capital appreciation.

John T. Wilson has been lead portfolio manager of the fund since August 2005. Peter R. Deininger has co-managed the fund since 2010.

Summary

For the 12-month period that ended December 31, 2010, the fund's Class A shares outperformed the benchmark, the Russell 1000 Growth Index.1 The fund's return also surpassed that of the average fund in its peer group, the Lipper VUF Large-Cap Growth Funds Classification.2 Strong stock selection in the information technology, consumer staples and health care sectors drove the fund's relative returns during the period. Detractors from performance included certain financials and materials holdings.

Information technology, consumer staples and health care names boosted results

The fund's relative returns benefited from positive stock selection in the information technology sector. Positions in Apple and computer storage system maker EMC provided a boost to returns throughout the year (4.8% and 2.3% of net assets, respectively). Apple's continued dominance in consumer electronics was enhanced by its successful launch of the iPad tablet computer, while EMC benefited from cloud-computing trends. In information technology services, I/T consultant specialist Cognizant Technology Solutions moved higher (1.1% of net assets). On the software side, customer management software maker Salesforce.com and Oracle were strong contributors (0.4% and 2.6% of net assets). Oracle's broad array of offerings, from database software to hardware, put the company in good stead with customers, while Salesforce.com benefited as corporations sought to improve efficiency and profitability. Among consumer staples names, Procter & Gamble was an outperformer in household products, while Dr Pepper Snapple Group contributed outperformance on the beverages side. We sold both stocks into strength. Among health care names, Edwards Lifesciences (0.8% of net assets), which makes drugs to treat advanced cardiovascular disease, was a notable contributor. Health care provider Universal Health Services also helped returns (0.9% of net assets).

Financials and materials names detracted from results

Stock selection in the financials and materials sectors detracted from the fund's return relative to the benchmark. Within financials, uncertainty surrounding financial market reforms hurt positions in investment banks Goldman Sachs and Morgan Stanley (0.9% of net assets). We sold the fund's position in Goldman Sachs. In the materials sector, Newmont Mining and Allegheny Technologies (0.9% of net assets) fell behind the broad sector. We sold Newmont and retained the fund's position in Allegheny, whose shares declined because of lower near-term steel demand but finished the year in positive territory. We believe Allegheny retains ample opportunity to improve its earnings power based on its strong positioning in the titanium market.

Positioned for slower growth

In the midst of slow economic growth, we believe that companies with products or services that are in demand have the potential to increase earnings at an above-market rate. We continue to seek out companies with solid growth potential that are led by strong management teams and have the ability to gain market share across multiple geographic regions because we believe they are likely to garner premium stock valuations. As always, we continue to emphasize stocks that we believe have strong fundamentals, reasonable valuations and competitive franchises.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Holdings are disclosed as of December 31, 2010, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Large Cap Growth Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Class A (01/01/89)	17.50	3.78	-2.02
Class B (06/01/00)	17.33	3.63	-2.19
Russell 1000 Growth Index	16.71	3.75	0.02

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	12/31/10
Class A	24.94	29.12
Class B	24.84	29.00

Performance of a $10,000 investment, 01/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

2

Understanding Your Expenses

Columbia Large Cap Growth Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,255.00	1,020.92	4.83	4.33	0.85
Class B	1,000.00	1,000.00	1,254.10	1,020.16	5.68	5.09	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Large Cap Growth Fund, Variable Series / December 31, 2010

	Shares	Value
COMMON STOCKS—100.1%
Consumer Discretionary—15.1%
Auto Components—1.2%
Autoliv, Inc.	9,160	$723,090
Automobiles—1.6%
Ford Motor Co. (a)	56,740	952,665
Hotels, Restaurants & Leisure—2.4%
Bally Technologies, Inc. (a)	7,450	314,315
Ctrip.com International Ltd., ADR (a)	4,410	178,385
Las Vegas Sands Corp. (a)	8,260	379,547
Starbucks Corp.	17,880	574,484
		1,446,731
Internet & Catalog Retail—1.9%
Amazon.com, Inc. (a)	5,290	952,200
priceline.com, Inc. (a)	530	211,762
		1,163,962
Media—1.4%
CBS Corp., Class B	12,530	238,696
Viacom, Inc., Class B	14,460	572,761
		811,457
Multiline Retail—2.0%
Nordstrom, Inc.	10,220	433,124
Target Corp.	12,710	764,252
		1,197,376
Specialty Retail—3.2%
Dick's Sporting Goods, Inc. (a)	13,330	499,875
Limited Brands, Inc.	15,520	476,930
Lowe's Companies., Inc.	24,230	607,688
TJX Companies, Inc.	6,780	300,964
		1,885,457
Textiles, Apparel & Luxury Goods—1.4%
Coach, Inc.	10,380	574,118
Lululemon Athletica, Inc. (a)	3,740	255,891
		830,009
Consumer Staples—7.6%
Beverages—2.0%
Coca-Cola Co.	18,280	1,202,276
Food & Staples Retailing—1.9%
Costco Wholesale Corp.	8,520	615,229
Whole Foods Market, Inc. (a)	9,810	496,288
		1,111,517
Food Products—0.8%
Hershey Co.	5,460	257,439
Mead Johnson Nutrition Co., Class A	2,930	182,392
		439,831
Personal Products—1.5%
Avon Products, Inc.	13,970	405,968
Estée Lauder Companies, Inc., Class A	6,130	494,691
		900,659

	Shares	Value
Tobacco—1.4%
Philip Morris International, Inc.	14,600	$854,538
Energy—9.9%
Energy Equipment & Services—2.8%
Halliburton Co.	14,347	585,788
McDermott International, Inc. (a)	14,130	292,350
Nabors Industries Ltd. (a)	19,390	454,889
National-Oilwell Varco, Inc.	5,470	367,858
		1,700,885
Oil, Gas & Consumable Fuels—7.1%
Apache Corp.	4,880	581,842
Chevron Corp.	5,540	505,525
Continental Resources, Inc. (a)	7,080	416,658
Exxon Mobil Corp.	12,610	922,043
Murphy Oil Corp.	3,330	248,252
Occidental Petroleum Corp.	6,325	620,482
Peabody Energy Corp.	8,790	562,384
Southwestern Energy Co. (a)	9,450	353,714
		4,210,900
Financials—5.6%
Capital Markets—2.2%
Franklin Resources, Inc.	3,680	409,253
Morgan Stanley	19,320	525,697
T. Rowe Price Group, Inc.	5,830	376,268
		1,311,218
Commercial Banks—0.4%
Fifth Third Bancorp.	15,060	221,081
Consumer Finance—1.1%
American Express Co.	15,670	672,556
Diversified Financial Services—1.1%
IntercontinentalExchange, Inc. (a)	5,160	614,814
Insurance—0.8%
MetLife, Inc.	11,020	489,729
Health Care—10.2%
Biotechnology—2.9%
Alexion Pharmaceuticals, Inc. (a)	4,030	324,616
Amgen, Inc. (a)	6,740	370,026
Celgene Corp. (a)	5,360	316,990
Dendreon Corp. (a)	4,130	144,220
Gilead Sciences, Inc. (a)	11,640	421,834
Incyte Corp. Ltd. (a)	8,230	136,289
		1,713,975
Health Care Equipment & Supplies—2.4%
Edwards Lifesciences Corp. (a)	5,600	452,704
St. Jude Medical, Inc. (a)	12,390	529,673
Varian Medical Systems, Inc. (a)	6,340	439,235
		1,421,612

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2010

	Shares	Value
Health Care Providers & Services—2.4%
Express Scripts, Inc. (a)	9,870	$533,473
UnitedHealth Group, Inc.	9,880	356,767
Universal Health Services, Inc., Class B	12,000	521,040
		1,411,280
Life Sciences Tools & Services—1.4%
Life Technologies Corp. (a)	8,090	448,995
Waters Corp. (a)	5,300	411,863
		860,858
Pharmaceuticals—1.1%
Allergan, Inc.	10,000	686,700
Industrials—13.8%
Aerospace & Defense—3.4%
Goodrich Corp.	3,990	351,399
Precision Castparts Corp.	4,580	637,582
United Technologies Corp.	12,850	1,011,552
		2,000,533
Air Freight & Logistics—1.4%
United Parcel Service, Inc., Class B	11,870	861,525
Electrical Equipment—0.3%
GrafTech International Ltd. (a)	8,340	165,466
Industrial Conglomerates—0.5%
3M Co.	3,600	310,680
Machinery—6.2%
Cummins, Inc.	6,000	660,060
Deere & Co.	7,870	653,604
Dover Corp.	13,080	764,526
Flowserve Corp.	5,250	625,905
Ingersoll-Rand PLC	7,080	333,397
Parker Hannifin Corp.	7,390	637,757
		3,675,249
Road & Rail—1.4%
J.B. Hunt Transport Services, Inc.	10,580	431,770
Union Pacific Corp.	4,260	394,731
		826,501
Trading Companies & Distributors—0.6%
W.W. Grainger, Inc.	2,530	349,418
Information Technology—32.0%
Communications Equipment—4.0%
Cisco Systems, Inc. (a)	23,770	480,867
Juniper Networks, Inc. (a)	17,470	644,992
QUALCOMM, Inc.	25,620	1,267,934
		2,393,793
Computers & Peripherals—7.5%
Apple, Inc. (a)	8,950	2,886,912
EMC Corp. (a)	60,720	1,390,488
Hewlett-Packard Co.	4,230	178,083
		4,455,483

	Shares	Value
Electronic Equipment, Instruments & Components—1.4%
Corning, Inc.	20,690	$399,731
Tyco Electronics Ltd.	12,870	455,598
		855,329
Internet Software & Services—3.5%
Akamai Technologies, Inc. (a)	9,190	432,389
Google, Inc., Class A (a)	2,782	1,652,425
		2,084,814
IT Services—3.1%
Cognizant Technology Solutions Corp., Class A (a)	8,600	630,294
International Business Machines Corp.	5,980	877,625
Teradata Corp. (a)	7,760	319,402
		1,827,321
Semiconductors & Semiconductor Equipment—4.7%
Advanced Micro Devices, Inc. (a)	44,490	363,928
Broadcom Corp., Class A	14,130	615,362
Netlogic Microsystems, Inc. (a)	11,720	368,125
Skyworks Solutions, Inc. (a)	14,340	410,554
Texas Instruments, Inc.	23,590	766,675
Varian Semiconductor Equipment Associates, Inc. (a)	7,260	268,402
		2,793,046
Software—7.8%
Autodesk, Inc. (a)	13,880	530,216
Intuit, Inc. (a)	12,160	599,488
Microsoft Corp.	31,680	884,506
Oracle Corp.	48,840	1,528,692
Rovi Corp. (a)	6,810	422,288
Salesforce.com, Inc. (a)	1,960	258,720
SuccessFactors, Inc. (a)	14,000	405,440
		4,629,350
Materials—4.0%
Chemicals—1.4%
CF Industries Holdings, Inc.	3,160	427,074
Dow Chemical Co.	10,880	371,443
		798,517
Containers & Packaging—1.0%
Crown Holdings, Inc. (a)	6,310	210,628
Packaging Corp. of America	15,391	397,703
		608,331
Metals & Mining—1.6%
Allegheny Technologies, Inc.	9,550	526,969
Freeport-McMoRan Copper & Gold, Inc.	3,720	446,735
		973,704

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2010

	Shares	Value
Telecommunication Services—1.9%
Wireless Telecommunication Services—1.9%
American Tower Corp., Class A (a)	8,220	$424,481
Millicom International Cellular SA	3,082	294,639
NII Holdings, Inc. (a)	9,656	431,237
		1,150,357
Total Common Stocks (cost of $48,116,175)		59,594,593
	Par
SHORT-TERM OBLIGATION—0.6%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/10, due 01/03/11 at 0.150%, collateralized by a U.S. Treasury obligation maturing 10/31/15, market value $348,750 (repurchase proceeds $338,004)	$338,000	338,000
Total Short-Term Obligation (cost of $338,000)		338,000
Total Investments—100.7% (cost of $48,454,175) (b)		59,932,593
Other Assets & Liabilities, Net—(0.7)%		(401,809)
Net Assets—100.0%		$59,530,784

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $48,875,264.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$59,594,593	$—	$—	$59,594,593
Total Short-Term Obligation	—	338,000	—	338,000
Total Investments	$59,594,593	$338,000	$—	$59,932,593

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	32.0
Consumer Discretionary	15.1
Industrials	13.8
Health Care	10.2
Energy	9.9
Consumer Staples	7.6
Financials	5.6
Materials	4.0
Telecommunication Services	1.9
100.1
Short-Term Obligation	0.6
Other Assets & Liabilities, Net	(0.7)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Large Cap Growth Fund, Variable Series / December 31, 2010

Assets
Investments, at cost	$48,454,175
Investments, at value	$59,932,593
Cash	39,769
Receivable for:
Investments sold	83,341
Fund shares sold	132
Dividends	25,045
Interest	1
Expense reimbursement due from investment adviser	9,958
Trustees' deferred compensation plan	30,814
Prepaid expenses	359
Total Assets	60,122,012
Liabilities
Payable for:
Investments purchased	217,781
Fund shares repurchased	246,631
Investment advisory fee	25,452
Administration fee	7,659
Transfer agent fee	3,035
Pricing and bookkeeping fees	4,019
Trustees' fees	414
Audit fee	37,375
Legal fee	4,925
Custody fee	2,723
Distribution fees — Class B	1,691
Reports to shareholders	6,250
Chief compliance officer expenses	209
Trustees' deferred compensation plan	30,814
Other liabilities	2,250
Total Liabilities	591,228
Net Assets	$59,530,784
Net Assets Consist of
Paid-in capital	$76,098,273
Undistributed net investment income	213,112
Accumulated net realized loss	(28,259,019)
Net unrealized appreciation (depreciation) on investments	11,478,418
Net Assets	$59,530,784
Class A
Net assets	$51,621,729
Shares outstanding	1,772,991
Net asset value per share	$29.12
Class B
Net assets	$7,909,055
Shares outstanding	272,724
Net asset value per share	$29.00

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Large Cap Growth Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Dividends	$749,086
Interest	1,006
Foreign taxes withheld	(3,852)
Total Investment Income	746,240
Expenses
Investment advisory fee	289,370
Administration fee	86,835
Distribution fees — Class B	19,095
Transfer agent fee	11,503
Pricing and bookkeeping fees	48,226
Trustees' fees	18,328
Custody fee	9,502
Audit fee	42,486
Chief compliance officer expenses	968
Other expenses	44,432
Total Expenses	570,745
Fees waived or expenses reimbursed by investment adviser	(70,121)
Fees reimbursed by distributor — Class B	(7,636)
Custody earnings credit	— *
Net Expenses	492,988
Net Investment Income	253,252
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	5,685,421
Foreign currency transactions	(14)
Net realized gain	5,685,407
Net change in unrealized appreciation (depreciation) on investments	3,292,859
Net Gain	8,978,266
Net Increase Resulting from Operations	$9,231,518

* Rounds to less than $1.

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Large Cap Growth Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment income	$253,252	$330,080
Net realized gain (loss) on investments and foreign currency	5,685,407	(6,627,590)
Net change in unrealized appreciation (depreciation) on investments	3,292,859	22,830,970
Net increase resulting from operations	9,231,518	16,533,460
Distributions to Shareholders
From net investment income:
Class A	(295,101)	(327,048)
Class B	(35,307)	(37,660)
Total distributions to shareholders	(330,408)	(364,708)
Net Capital Stock Transactions	(10,545,377)	(7,601,385)
Increase from Regulatory Settlements	290	—
Total increase (decrease) in net assets	(1,643,977)	8,567,367
Net Assets
Beginning of period	61,174,761	52,607,394
End of period	$59,530,784	$61,174,761
Undistributed net investment income at end of period	$213,112	$290,994
Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	84,629	$2,112,593	157,207	$3,086,827
Distributions reinvested	12,337	295,101	15,746	327,048
Redemptions	(450,398)	(11,533,296)	(475,357)	(9,642,041)
Net decrease	(353,432)	(9,125,602)	(302,404)	(6,228,166)
Class B
Subscriptions	4,499	114,801	11,842	236,030
Distributions reinvested	1,481	35,307	1,819	37,660
Redemptions	(61,281)	(1,569,883)	(82,802)	(1,646,909)
Net decrease	(55,301)	(1,419,775)	(69,141)	(1,373,219)

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Large Cap Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$24.94	$18.63	$31.35		$27.18	$24.75
Income from Investment Operations:
Net investment income (a)	0.12	0.13	0.12		0.06	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	4.21	6.33	(12.77)		4.22	2.43
Total from investment operations	4.33	6.46	(12.65)		4.28	2.52
Less Distributions to Shareholders:
From net investment income	(0.15)	(0.15)	(0.07)		(0.11)	(0.09)
Increase from Regulatory Settlements	— (b)	—	—		—	—
Net Asset Value, End of Period	$29.12	$24.94	$18.63		$31.35	$27.18
Total return (c)(d)(e)	17.50%	34.81%	(40.43)%		15.77%	10.23%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.83%	0.80%	0.80%		0.80%	0.80%
Interest expense	—	—	—	%(g)	—	—	%(g)
Net expenses (f)	0.83%	0.80%	0.80%		0.80%	0.80%
Waiver/Reimbursement	0.12%	0.14%	0.08%		0.03%	0.01%
Net investment income (f)	0.46%	0.62%	0.45%		0.19%	0.34%
Portfolio turnover rate	114%	137%	164%		149%	194%
Net assets, end of period (000s)	$51,622	$53,026	$45,240		$91,808	$99,714

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Large Cap Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$24.84	$18.55	$31.22		$27.08	$24.64
Income from Investment Operations:
Net investment income (a)	0.08	0.10	0.08		0.01	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	4.20	6.30	(12.73)		4.20	2.44
Total from investment operations	4.28	6.40	(12.65)		4.21	2.49
Less Distributions to Shareholders:
From net investment income	(0.12)	(0.11)	(0.02)		(0.07)	(0.05)
Increase from Regulatory Settlements	— (b)	—	—		—	—
Net Asset Value, End of Period	$29.00	$24.84	$18.55		$31.22	$27.08
Total return (c)(d)(e)	17.33%	34.60%	(40.54)%		15.57%	10.12%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.98%	0.95%	0.95%		0.95%	0.95%
Interest expense	—	—	—	%(g)	—	—	%(g)
Net expenses (f)	0.98%	0.95%	0.95%		0.95%	0.95%
Waiver/Reimbursement	0.22%	0.24%	0.18%		0.13%	0.11%
Net investment income (f)	0.31%	0.47%	0.30%		0.04%	0.19%
Portfolio turnover rate	114%	137%	164%		149%	194%
Net assets, end of period (000s)	$7,909	$8,149	$7,367		$17,505	$18,311

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia Large Cap Growth Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia Large Cap Growth Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on

12

Notes to Financial Statements

Columbia Large Cap Growth Fund, Variable Series / December 31, 2010

a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing

13

Notes to Financial Statements

Columbia Large Cap Growth Fund, Variable Series / December 31, 2010

treatments for foreign currency transactions, basis adjustments sold on nontaxable dividends received, proceeds received from litigation settlements and expired capital loss carryforwards were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Undistributed Net Realized Gain	Paid-In Capital
$(726)	$27,506,887	$(27,506,161)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary Income*	$330,408	$364,708

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$240,957	$—	$11,057,329

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$11,327,628
Unrealized depreciation	(270,299)
Net unrealized appreciation	$11,057,329

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2011	$9,801,830
2016	5,105,804
2017	12,928,631
$27,836,265

Of the capital loss carryforwards attributable to the Fund, $4,708,853 were utilized and $27,828,597 expired on December 31, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
Over $1 billion	0.45%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory services to the Fund under the same fee structure.

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight

14

Notes to Financial Statements

Columbia Large Cap Growth Fund, Variable Series / December 31, 2010

and Services Agreement discussed below. The New Adviser receives a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

15

Notes to Financial Statements

Columbia Large Cap Growth Fund, Variable Series / December 31, 2010

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to reimburse a portion of the Fund's expenses so that the fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.85% of the Fund's average daily net assets on an annualized basis. In addition, the New Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% if the total annual Fund operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 1.00% of the average daily net assets attributable to Class B shares. These arrangements may be modified or terminated by the New Adviser or the New Distributor at any time.

Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) did not exceed 0.80% of the Fund's average daily net assets on an annualized basis. In addition, the Previous Distributor voluntarily reimbursed the Class B distribution fee in excess of 0.15% when the total annual Fund operating expenses applicable to Class B shares, including distribution fees, exceeded the annual rate of 0.95% of the average daily net assets attributable to Class B shares.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $64,416,877 and $74,857,568, respectively.

Note 7. Regulatory Settlements

During the year ended December 31, 2010, the Fund received payments totaling $290 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the Fund did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of December 31, 2010, three shareholder accounts owned 91.0% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

16

Notes to Financial Statements

Columbia Large Cap Growth Fund, Variable Series / December 31, 2010

Note 10. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgement order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

17

Notes to Financial Statements

Columbia Large Cap Growth Fund, Variable Series / December 31, 2010

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and except as disclosed below, noted no items requiring adjustment of the financial statements or additional disclosures.

Shareholders of the Fund have approved a proposal to merge the Fund into Seligman Variable Portfolio – Growth Fund. The merger is expected to occur before the end of the second quarter of 2011.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Large Cap Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 11, shareholders of the Fund have approved a proposal to merge the Fund into Seligman Variable Portfolio – Growth Fund. The merger is expected to occur before the end of the second quarter of 2011.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

19

Federal Income Tax Information (Unaudited)

Columbia Large Cap Growth Fund, Variable Series

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010, qualifies for the corporate dividends received deduction.

20

Fund Governance

Columbia Large Cap Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

21

Fund Governance (continued)

Columbia Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Michael A. Jones (Born 1959) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2011) Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 64; None

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

22

Fund Governance (continued)

Columbia Large Cap Growth Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President-U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

23

Fund Governance (continued)

Columbia Large Cap Growth Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

24

Important Information About This Report

A description of the policies and procedures that Columbia Large Cap Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Large Cap Growth Fund, Variable Series
P.O. Box 8081 Boston, MA 02266-8081

C-1481 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Large Cap Value Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Large Cap Value Fund, Variable Series / December 31, 2010

Columbia Large Cap Value Fund, Variable Series seeks long-term capital appreciation.

Lori J. Ensinger, Diane L. Sobin, David I. Hoffman and Noah J. Petrucci have co-managed the fund since June 2005.

Summary

For the 12-month period that ended December 31, 2010, the fund underperformed its benchmark, the Russell 1000 Value Index, 1 but its return exceeded the average return of its peer group, the Lipper VUF Large Cap Value Funds Classification.2 We focused on value-priced shares of large companies with the potential for profit improvement from revenue growth or reduced costs.

Strongest gains from economically sensitive stocks

The market posted strong gains in 2010, led by sectors with the most exposure to an improving economy, smaller-cap companies and growth stocks. However, the market did not chart a straight upward course. After climbing at the beginning the year, stocks declined sharply in the spring and summer amid growing concerns over a European debt crisis and the possibility of a double-dip recession in the United States. The market's direction reversed again late in the summer when the Federal Reserve announced that it would pump more money into the economy by buying up to $600 billion in U.S. Treasury bonds. Stocks rallied through the fourth quarter, buoyed by hopes that the economy was on the mend.

Gains from financials and industrials

Positive stock selection and a modest underweight in the financials sector gave the biggest boost to relative performance. Avoiding some weaker performers in the index was particularly helpful, as was security selection in the insurance industry and an underweight in the weak performing diversified financial services group. Top individual contributors included Zions Bancorporation, a regional bank in the Western US, and ACE, a Swiss multi-line insurer (0.2% and 1.7% of net assets, respectively). Zion rallied sharply after reporting lower-than-expected credit losses and improved capital ratios, while ACE benefited as more favorable market conditions and higher policy premiums drove profits higher.

Industrials also had a positive impact on relative performance, as overweights in the construction and engineering and machinery industries aided results. Top individual contributors included Fluor, a construction and engineering company that handles large infrastructure construction projects, and Navistar International, a truck manufacturer (1.1% and 0.5% of net assets, respectively). Fluor gained after reporting better-than-expected earnings and bookings for future work. Navistar benefited as the outlook for the economy and orders improved. An underweight in health care, the worst performing sector in the index, further aided results.

Disappointing stock selection in energy and consumer staples

In energy, the fund suffered from several investments, including Anadarko Petroleum (0.8% of net assets), an exploration and production company hurt by its involvement in last spring's oil disaster in the Gulf of Mexico. Consumer staples also hampered results, largely because the fund's food products companies lagged the group overall. Detractors included General Mills (0.8% of net assets), which markets Cheerios and Wheaties cereal, Yoplait yogurt and Progresso soup. The stock declined as input costs rose and competition increased. We trimmed consumer staples, which was an overweight early in the period, and ended the year with an underweight. Our decision to underweight stocks in the telecommunications sector also undermined performance. Elsewhere, an out-of-index position in Monsanto, an agricultural biotechnology company, hindered performance. We sold the stock as the outlook for its seeds and traits business dimmed and reduced its potential to expand margins.

Looking ahead

While we believe the global economy will grow at a modest pace in 2011, we remain confident in our ability to find opportunities among large companies that have cut costs and are well-positioned to expand their operating profit margins even if revenues grow at a relatively slow pace. Many of these same companies also have ample cash positions to fuel future growth. The portfolio ended the period with a bias toward more economically sensitive sectors, which includes overweights relative to the index in industrials and consumer discretionary, and underweights in the more defensive utilities, consumer staples, health care and telecommunications sectors.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the adviser's opinion, undervalued. The price of the company's stock may not approach the value the manager has placed on it.

Holdings are disclosed as of December 31, 2010, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Large Cap Value Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Class A (07/05/94)	14.99	1.72	2.05
Class B (06/01/00)	14.74	1.48	1.85
Russell 1000 Value Index	15.51	1.28	3.26

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	12/31/10
Class A	11.53	13.04
Class B	11.49	12.99

Performance of a $10,000 investment, 01/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

2

Understanding Your Expenses

Columbia Large Cap Value Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,241.40	1,020.92	4.80	4.33	0.85
Class B	1,000.00	1,000.00	1,240.30	1,019.76	6.10	5.50	1.08

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Large Cap Value Fund, Variable Series / December 31, 2010

	Shares	Value
COMMON STOCKS—95.7%
Consumer Discretionary—9.9%
Auto Components—0.7%
Dana Holding Corp. (a)	40,000	$688,400
Automobiles—2.1%
Ford Motor Co. (a)	91,040	1,528,562
General Motors Co. (a)	18,805	693,152
		2,221,714
Distributors—1.1%
Genuine Parts Co.	21,500	1,103,810
Hotels, Restaurants & Leisure—2.0%
Carnival Corp.	22,100	1,019,031
McDonald's Corp.	6,405	491,648
Starwood Hotels & Resorts Worldwide, Inc.	9,024	548,478
		2,059,157
Media—1.0%
Omnicom Group, Inc.	22,100	1,012,180
Multiline Retail—2.6%
Nordstrom, Inc.	25,700	1,089,166
Target Corp.	25,700	1,545,341
		2,634,507
Specialty Retail—0.4%
Limited Brands, Inc.	15,400	473,242
Consumer Staples—6.3%
Beverages—2.0%
Diageo PLC, ADR	14,157	1,052,290
Molson Coors Brewing Co., Class B	19,900	998,781
		2,051,071
Food & Staples Retailing—0.5%
CVS Caremark Corp.	15,200	528,504
Food Products—1.8%
General Mills, Inc.	22,200	790,098
H.J. Heinz Co.	20,200	999,092
		1,789,190
Household Products—0.9%
Procter & Gamble Co.	14,200	913,486
Tobacco—1.1%
Philip Morris International, Inc.	19,816	1,159,830
Energy—12.1%
Energy Equipment & Services—2.3%
Cameron International Corp. (a)	22,500	1,141,425
Halliburton Co.	30,248	1,235,026
		2,376,451
Oil, Gas & Consumable Fuels—9.8%
Alpha Natural Resources, Inc. (a)	4,800	288,144
Anadarko Petroleum Corp.	11,200	852,992
Apache Corp.	11,100	1,323,453
Chevron Corp.	39,500	3,604,375
Murphy Oil Corp.	8,600	641,130

	Shares	Value
Occidental Petroleum Corp.	21,300	$2,089,530
Williams Companies, Inc.	53,200	1,315,104
		10,114,728
Financials—27.2%
Capital Markets—2.4%
Affiliated Managers Group, Inc. (a)	1,400	138,908
Goldman Sachs Group, Inc.	13,700	2,303,792
		2,442,700
Commercial Banks—10.4%
BB&T Corp.	38,700	1,017,423
CIT Group, Inc. (a)	17,600	828,960
Fifth Third Bancorp.	47,000	689,960
Huntington Bancshares, Inc.	160,289	1,101,185
PNC Financial Services Group, Inc.	23,690	1,438,457
SVB Financial Group (a)	2,300	122,015
U.S. Bancorp	71,946	1,940,384
Wells Fargo & Co.	109,110	3,381,319
Zions Bancorporation	9,700	235,031
		10,754,734
Consumer Finance—1.0%
American Express Co.	24,300	1,042,956
Diversified Financial Services—4.8%
Citigroup, Inc. (a)	237,900	1,125,267
JPMorgan Chase & Co.	89,692	3,804,734
		4,930,001
Insurance—6.8%
ACE Ltd.	27,503	1,712,062
Assured Guaranty Ltd.	24,300	430,110
Axis Capital Holdings Ltd.	30,300	1,087,164
MetLife, Inc.	37,206	1,653,435
Prudential Financial, Inc.	35,598	2,089,958
		6,972,729
Real Estate Investment Trusts (REITs)—1.8%
Equity Residential Property Trust	13,800	716,910
ProLogis	19,900	287,356
Rayonier, Inc.	15,300	803,556
		1,807,822
Health Care—9.6%
Health Care Equipment & Supplies—0.8%
Zimmer Holdings, Inc. (a)	13,900	746,152
Health Care Providers & Services—2.1%
CIGNA Corp.	4,200	153,972
Humana, Inc. (a)	2,900	158,746
Medco Health Solutions, Inc. (a)	19,500	1,194,765
UnitedHealth Group, Inc.	18,800	678,868
		2,186,351
Life Sciences Tools & Services—2.8%
Life Technologies Corp. (a)	25,000	1,387,500
Thermo Fisher Scientific, Inc. (a)	27,200	1,505,792
		2,893,292

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2010

	Shares	Value
Pharmaceuticals—3.9%
GlaxoSmithKline PLC, ADR	17,700	$694,194
Merck & Co., Inc.	28,433	1,024,725
Pfizer, Inc.	83,500	1,462,085
Watson Pharmaceuticals, Inc. (a)	16,300	841,895
		4,022,899
Industrials—14.8%
Aerospace & Defense—2.4%
Honeywell International, Inc.	15,300	813,348
United Technologies Corp.	21,130	1,663,354
		2,476,702
Air Freight & Logistics—1.2%
United Parcel Service, Inc., Class B	17,500	1,270,150
Construction & Engineering—2.5%
Fluor Corp.	16,800	1,113,168
Foster Wheeler AG (a)	26,700	921,684
Jacobs Engineering Group, Inc. (a)	11,700	536,445
		2,571,297
Industrial Conglomerates—2.2%
3M Co.	14,900	1,285,870
General Electric Co.	53,727	982,667
		2,268,537
Machinery—4.0%
ArvinMeritor, Inc. (a)	24,400	500,688
Eaton Corp.	7,700	781,627
Illinois Tool Works, Inc.	21,300	1,137,420
Ingersoll-Rand PLC	23,200	1,092,488
Kennametal, Inc.	9,900	390,654
Navistar International Corp. (a)	4,319	250,113
		4,152,990
Professional Services—1.2%
Manpower, Inc.	18,700	1,173,612
Road & Rail—1.3%
Hertz Global Holdings, Inc. (a)	90,900	1,317,141
Information Technology—5.0%
Computers & Peripherals—1.4%
EMC Corp. (a)	22,900	524,410
Hewlett-Packard Co.	22,700	955,670
		1,480,080
Electronic Equipment, Instruments & Components—0.6%
Tyco Electronics Ltd.	17,900	633,660
IT Services—1.1%
International Business Machines Corp.	7,700	1,130,052
Semiconductors & Semiconductor Equipment—1.0%
Advanced Micro Devices, Inc. (a)	64,400	526,792
Avago Technologies Ltd.	18,900	538,083
		1,064,875

	Shares	Value
Software—0.9%
Nuance Communications, Inc. (a)	48,800	$887,184
Materials—3.0%
Chemicals—1.8%
Celanese Corp., Series A	13,500	555,795
LyondellBasell Industries NV, Class A (a)	21,900	753,360
Potash Corp. of Saskatchewan, Inc.	3,400	526,422
		1,835,577
Metals & Mining—1.2%
Allegheny Technologies, Inc.	11,800	651,124
Freeport-McMoRan Copper & Gold, Inc.	3,198	384,048
United States Steel Corp.	4,300	251,206
		1,286,378
Telecommunication Services—2.0%
Diversified Telecommunication Services—2.0%
AT&T, Inc.	68,584	2,014,998
Utilities—5.8%
Electric Utilities—2.8%
American Electric Power Co., Inc.	34,200	1,230,516
NextEra Energy, Inc.	22,600	1,174,974
Northeast Utilities	15,937	508,072
		2,913,562
Multi-Utilities—3.0%
PG&E Corp.	25,030	1,197,435
Sempra Energy	17,800	934,144
Xcel Energy, Inc.	39,500	930,225
		3,061,804
Total Common Stocks (cost of $75,525,308)		98,464,505
CONVERTIBLE PREFERRED STOCKS—2.5%
Consumer Discretionary—0.8%
Automobiles—0.8%
Ford Motor Co. Capital Trust II, 6.500%	15,700	814,202
General Motors Co., 4.750%	1,115	60,333
		874,535
Energy—0.7%
Oil, Gas & Consumable Fuels—0.7%
Apache Corp., 6.000%	10,135	671,545
Financials—1.0%
Commercial Banks—0.3%
Fifth Third Bancorp., 8.500%	2,000	293,750

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2010

	Shares	Value
Diversified Financial Services—0.7%
Citigroup, Inc., 7.500%	5,149	$703,817
Total Convertible Preferred Stocks (cost of $2,130,803)		2,543,647
	Par
CONVERTIBLE BONDS—0.8%
Industrials—0.3%
Machinery—0.3%
Navistar International Corp. 3.000% 10/15/14	$200,000	267,000
Technology—0.5%
Computers & Peripherals—0.5%
EMC Corp. 1.750% 12/01/13	360,000	542,250
Total Convertible Bonds (cost of $679,537)		809,250
SHORT-TERM OBLIGATION—1.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/10, due 01/03/11 at 0.150%, collateralized by a U.S. Treasury obligation maturing 10/31/15, market value $1,801,875 (repurchase proceeds $1,762,022)	1,762,000	1,762,000
Total Short-Term Obligation (cost of $1,762,000)		1,762,000
Total Investments—100.7% (cost of $80,097,648) (b)		103,579,402
Other Assets & Liabilities, Net—(0.7)%		(678,641)
Net Assets—100.0%		$102,900,761

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $81,386,307.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$10,193,010	$—	$—	$10,193,010
Consumer Staples	6,442,081	—	—	6,442,081
Energy	12,491,179	—	—	12,491,179
Financials	27,950,942	—	—	27,950,942
Health Care	9,848,694	—	—	9,848,694
Industrials	15,230,429	—	—	15,230,429
Information Technology	5,195,851	—	—	5,195,851
Materials	3,121,955	—	—	3,121,955
Telecommunication Services	2,014,998	—	—	2,014,998
Utilities	5,975,366	—	—	5,975,366
Total Common Stocks	98,464,505	—	—	98,464,505
Convertible Preferred Stocks
Consumer Discretionary	874,535	—	—	874,535
Energy	671,545	—	—	671,545
Financials	703,817	293,750	—	997,567
Total Convertible Preferred Stocks	2,249,897	293,750	—	2,543,647
Total Convertible Bonds	—	809,250	—	809,250
Total Short-Term Obligation	—	1,762,000	—	1,762,000
Total Investments	$100,714,402	$2,865,000	$—	$103,579,402

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2010

At December 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	28.2
Industrials	15.1
Energy	12.8
Consumer Discretionary	10.7
Health Care	9.6
Consumer Staples	6.3
Utilities	5.8
Information Technology	5.5
Materials	3.0
Telecommunication Services	2.0
99.0
Short-Term Obligation	1.7
Other Assets & Liabilities, Net	(0.7)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities

Columbia Large Cap Value Fund, Variable Series / December 31, 2010

Assets
Investments, at cost	$80,097,648
Investments, at value	$103,579,402
Cash	556
Receivable for:
Dividends	149,320
Interest	1,799
Expense reimbursement due from investment adviser	7,495
Trustees' deferred compensation plan	40,731
Prepaid expenses	642
Total Assets	103,779,945
Liabilities
Payable for:
Investments purchased	185,326
Fund shares repurchased	503,485
Investment advisory fee	66,852
Transfer agent fee	5,169
Pricing and bookkeeping fees	4,724
Trustees' fees	16,381
Audit fee	38,976
Custody fee	2,480
Distribution fees — Class B	2,895
Chief compliance officer expenses	222
Trustees' deferred compensation plan	40,731
Other liabilities	11,943
Total Liabilities	879,184
Net Assets	$102,900,761
Net Assets Consist of
Paid-in capital	$125,894,621
Undistributed net investment income	1,420,583
Accumulated net realized loss	(47,896,197)
Net unrealized appreciation on investments	23,481,754
Net Assets	$102,900,761
Class A
Net assets	$88,170,380
Shares outstanding	6,761,727
Net asset value per share	$13.04
Class B
Net assets	$14,730,381
Shares outstanding	1,134,098
Net asset value per share	$12.99

See Accompanying Notes to Financial Statements.

8

Statement of Operations

Columbia Large Cap Value Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Dividends	$2,379,923
Foreign taxes withheld	(1,128)
Total Investment Income	2,378,795
Expenses
Investment advisory fee	780,209
Distribution fees — Class B	37,274
Transfer agent fee	19,584
Pricing and bookkeeping fees	54,872
Trustees' fees	20,737
Custody fee	10,222
Chief compliance officer expenses	1,026
Other expenses	87,841
Total Expenses	1,011,765
Fees waived or expenses reimbursed by investment adviser	(131,167)
Fees waived by distributor — Class B	(2,982)
Custody earnings credit	(7)
Net Expenses	877,609
Net Investment Income	1,501,186
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain on:
Investments	10,588,976
Foreign currency transactions	2
Net realized gain	10,588,978
Net change in unrealized appreciation (depreciation) on investments	1,857,730
Net Gain	12,446,708
Net Increase Resulting from Operations	$13,947,894
See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets

Columbia Large Cap Value Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment income	$1,501,186	$1,530,914
Net realized gain (loss) on investments and foreign currency transactions	10,588,978	(15,601,121)
Net change in unrealized appreciation (depreciation) on investments	1,857,730	35,742,626
Net increase resulting from operations	13,947,894	21,672,419
Distributions to Shareholders
From net investment income:
Class A	(1,322,737)	(2,551,962)
Class B	(204,367)	(409,732)
Total distributions to shareholders	(1,527,104)	(2,961,694)
Net Capital Stock Transactions	(18,347,531)	(15,443,885)
Increase from regulatory settlements	87	—
Total increase (decrease) in net assets	(5,926,654)	3,266,840
Net Assets
Beginning of period	108,827,415	105,560,575
End of period	$102,900,761	$108,827,415
Undistributed net investment income at end of period	$1,420,583	$1,449,090
Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	155,935	$1,794,965	410,717	$3,910,519
Distributions reinvested	121,799	1,322,737	263,905	2,551,962
Redemptions	(1,548,117)	(18,182,148)	(1,934,531)	(18,943,361)
Net decrease	(1,270,383)	(15,064,446)	(1,259,909)	(12,480,880)
Class B
Subscriptions	21,880	251,692	46,842	430,888
Distributions reinvested	18,870	204,367	42,459	409,732
Redemptions	(321,503)	(3,739,144)	(392,895)	(3,803,625)
Net decrease	(280,753)	(3,283,085)	(303,594)	(2,963,005)

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Large Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010	2009		2008	2007		2006(a)
Net Asset Value, Beginning of Period	$11.53	$9.59		$18.55	$19.61		$16.83
Income from Investment Operations:
Net investment income (b)	0.18 (c)	0.15		0.26	0.30		0.26
Net realized and unrealized gain (loss) on investments, foreign currency and written options	1.51	2.09		(6.48)	0.34		2.77
Total from investment operations	1.69	2.24		(6.22)	0.64		3.03
Less Distributions to Shareholders:
From net investment income	(0.18)	(0.30)		(0.38)	(0.29)		(0.25)
From net realized gains	—	—		(2.36)	(1.41)		—
Total distributions to shareholders	(0.18)	(0.30)		(2.74)	(1.70)		(0.25)
Increase from regulatory settlements	— (d)	—		—	—		—
Net Asset Value, End of Period	$13.04	$11.53		$9.59	$18.55		$19.61
Total return (e)(f)(g)	14.99%	23.99%		(37.07)%	2.74%		18.16%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	0.83%	0.80%		0.80%	0.80%		0.80%
Interest expense	—	—	%(i)	—	—	%(i)	—
Net expenses (h)	0.83%	0.80%		0.80%	0.80%		0.80%
Waiver/Reimbursement	0.13%	0.15%		0.08%	0.07%		0.07%
Net investment income (h)	1.52%	1.54%		1.85%	1.53%		1.45%
Portfolio turnover rate	73%	67%		62%	76%		59%
Net assets, end of period (000s)	$88,170	$92,576		$89,146	$185,268		$231,354

(a)  On May 1, 2006, Liberty Growth & Income Fund, Variable Series was renamed Columbia Large Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Financial Highlights

Columbia Large Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010	2009		2008	2007		2006(a)
Net Asset Value, Beginning of Period	$11.49	$9.55		$18.47	$19.54		$16.78
Income from Investment Operations:
Net investment income (b)	0.15 (c)	0.13		0.23	0.26		0.22
Net realized and unrealized gain (loss) on investments, foreign currency and written options	1.51	2.08		(6.46)	0.33		2.75
Total from investment operations	1.66	2.21		(6.23)	0.59		2.97
Less Distributions to Shareholders:
From net investment income	(0.16)	(0.27)		(0.33)	(0.25)		(0.21)
From net realized gains	—	—		(2.36)	(1.41)		—
Total distributions to shareholders	(0.16)	(0.27)		(2.69)	(1.66)		(0.21)
Increase from regulatory settlements	— (d)	—		—	—		—
Net Asset Value, End of Period	$12.99	$11.49		$9.55	$18.47		$19.54
Total return (e)(f)(g)	14.74%	23.67%		(37.21)%	2.49%		17.85%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.06%	1.03%		1.03%	1.03%		1.03%
Interest expense	—	—	%(i)	—	—	%(i)	—
Net expenses (h)	1.06%	1.03%		1.03%	1.03%		1.03%
Waiver/Reimbursement	0.15%	0.17%		0.10%	0.09%		0.09%
Net investment income (h)	1.28%	1.32%		1.62%	1.30%		1.21%
Portfolio turnover rate	73%	67%		62%	76%		59%
Net assets, end of period (000s)	$14,730	$16,252		$16,415	$36,250		$43,603

(a)  On May 1, 2006, Liberty Growth & Income Fund, Variable Series was renamed Columbia Large Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Notes to Financial Statements

Columbia Large Cap Value Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia Large Cap Value Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3— prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers

13

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2010

out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from basis adjustments sold on nontaxable dividends received were

14

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2010

identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(2,589)	$2,587	$2

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income*	$1,527,104	$2,961,694

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,460,558	$—	$22,193,095

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$22,626,206
Unrealized depreciation	(433,111)
Net unrealized appreciation	$22,193,095

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2011	$3,710,137
2016	18,407,762
2017	24,485,036
Total	$46,602,935

Capital loss carryforwards of $10,056,015 were utilized during the year ended December 31, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.77%
$500 million to $1 billion	0.72%
$1 billion to $1.5 billion	0.67%
$1.5 billion to $3 billion	0.62%
$3 billion to $6 billion	0.60%
Over $6 billion	0.58%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate was 0.77% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the

15

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2010

Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also, prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

16

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2010

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.85% of the Fund's average daily net assets on an annualized basis. In addition, the New Distributor has voluntarily agreed to waive the Class B distribution fees at the annual rate of 0.02% of the average daily net assets attributable to Class B shares. These arrangements may be modified or terminated by the New Adviser or the New Distributor at any time.

Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) did not exceed 0.80% of the Fund's average daily net assets on an annualized basis. In addition, the Previous Distributor voluntarily reimbursed a portion of the Class B distribution fees in the same manner.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions—Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its investment securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $155.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $72,432,530 and $90,730,953, respectively.

Note 7. Regulatory Settlements

During the year ended December 31, 2010, the Fund received payments totaling $87 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the Fund did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of December 31, 2010, two shareholder accounts owned 80.7% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American

17

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2010

Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and except as disclosed below, noted no items requiring adjustment of the financial statements or additional disclosures.

Shareholders of the Fund have approved a proposal to merge the Fund into RiverSource Variable Portfolio – Diversified Equity Income Fund. The merger is expected to occur before the end of the second quarter of 2011.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Large Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 11, shareholders of the Fund have approved a proposal to merge the Fund into RiverSource Variable Portfolio – Diversified Equity Income Fund. The merger is expected to occur before the end of the second quarter of 2011.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

19

Federal Income Tax Information (Unaudited)

Columbia Large Cap Value Fund, Variable Series

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010, qualifies for the corporate dividends received deduction.

20

Fund Governance

Columbia Large Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

21

Fund Governance (continued)

Columbia Large Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Michael A. Jones (Born 1959) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2011) Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 64; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

22

Fund Governance (continued)

Columbia Large Cap Value Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President-U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

23

Fund Governance (continued)

Columbia Large Cap Value Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

24

Important Information About This Report

A description of the policies and procedures that Columbia Large Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Large Cap Value Fund, Variable Series
P. O . Box 8081 Boston, MA 02266-8081

C-1486 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Mid Cap Value Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Mid Cap Value Fund, Variable Series / December 31, 2010

Columbia Mid Cap Value Fund, Variable Series seeks long-term capital appreciation.

Diane L. Sobin, David I. Hoffman, Lori J. Ensinger and Noah J. Petrucci have co-managed the fund since September 2004.

Summary

For the 12-month period that ended December 31, 2010, Class A shares of the fund posted strong gains, but fell short of the return of the fund's benchmark, the Russell Midcap Value Index.1 The fund's advance was in line with the return of the average fund in its peer group, the Lipper VUF Mid Cap Value Funds Classification.2 Stock selection in the energy and consumer staples sectors detracted from results relative to the Russell index, while overweights and strong security selection in the consumer discretionary and materials sectors were helpful.

More economically-sensitive sectors came out ahead

The market changed course several times in 2010 before ending on a resoundingly positive note. Stocks climbed early in the year amid expectations that the economy was improving. However, the market declined sharply in the spring and summer in response to mounting concerns over a European debt crisis and the potential for a double-dip recession. The Fed's announcement that the government would buy $600 billion in U.S. Treasury securities sent stocks climbing again in the fourth quarter. More economically-sensitive sectors, mid- and small-cap issues and growth stocks did especially well.

Strong results from consumer discretionary and materials

Investments in the consumer discretionary sector helped performance relative to the index. Among the best performers were auto component and specialty retail stocks, both of which benefited from an improved economic outlook. BorgWarner (1.1% of net assets), which makes engine and drive train products for car manufacturers, posted sharp gains as car sales picked up. In specialty retail, athletic footwear retailer Foot Locker (1.0% of net assets) rallied nicely, after posting better-than-expected earnings, driven by strong same store sales, cost cutting and share buybacks. The fund also benefited from overweights in the hotel, restaurant and leisure segments, whose prospects picked up along with the economy. Notable contributors included Royal Caribbean Cruises (1.1% of net assets), a cruise line whose stock price soared as spending on leisure travel began to pick up. In materials, the fund benefited from a bias towards the chemicals industry, which significantly outperformed the broader group, and from having no exposure to the weaker performing construction materials and paper and forest products industries. Stock selection in the information technology sector, particularly the semiconductor industry, also was modestly helpful. Standouts included Atmel (0.5% of net assets), a semiconductor chip manufacturer whose stock price more than doubled during the year, buoyed by better-than-expected earnings and a share repurchase program. An underweight in information technology services also aided performance, as the group lagged the overall sector.

Disappointments from energy and consumer staples

Energy stock selection was the biggest detractor from relative results, as returns trailed those in the index. An overweight in Cabot Oil & Gas (1.1% of net assets), which focuses on natural gas production, hurt performance as weak natural gas prices pressured the stock. In addition, Massey Energy, a coal mining company, declined sharply following a mining accident in West Virginia last April. We cut our losses and exited the stock. In addition, Avon Products (1.0% of net assets), a personal products company that is not held in the Russell Index, declined as consumers cut back on non-essential products and sales slowed in some overseas markets.

Improving economic outlook

Even if the global economy grows at a modest pace, we think there are still plenty of opportunities for companies to expand their operating profit margins. Following recent cost cutting efforts, many companies are poised to expand the profits they earn from their operating businesses – even if revenue growth remains slow. Many of these companies also have significant cash positions, which can help fuel future growth. In keeping with our outlook, we increased the fund's economically-sensitive bias, ending the period with overweights in consumer discretionary, industrials, energy and materials and underweights in more defensive sectors, including utilities, financials and consumer staples.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the adviser's opinion, undervalued. The price of the company's stock may not approach the value the manager has placed on it.

Holdings are disclosed as of December 31, 2010, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Mid Cap Value Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Class A (05/30/00)	22.88	2.99	5.86
Class B (05/30/00)	22.96	2.98	5.77
Russell Midcap Value Index	24.75	4.08	8.07

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	12/31/10
Class A	10.84	13.17
Class B	10.80	13.13

Performance of a $10,000 investment, 01/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

2

Understanding Your Expenses

Columbia Mid Cap Value Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,280.80	1,020.67	5.17	4.58	0.90
Class B	1,000.00	1,000.00	1,280.60	1,020.67	5.17	4.58	0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Mid Cap Value Fund, Variable Series / December 31, 2010

	Shares	Value
COMMON STOCKS—99.2%
Consumer Discretionary—13.2%
Auto Components—1.8%
BorgWarner, Inc. (a)	2,800	$202,608
Tenneco, Inc. (a)	3,500	144,060
		346,668
Automobiles—0.7%
Harley-Davidson, Inc.	3,900	135,213
Hotels, Restaurants & Leisure—3.3%
Bally Technologies, Inc. (a)	2,200	92,818
Darden Restaurants, Inc.	1,000	46,440
International Game Technology	6,596	116,683
Royal Caribbean Cruises Ltd. (a)	4,450	209,150
Starwood Hotels & Resorts Worldwide, Inc.	2,700	164,106
		629,197
Household Durables—1.9%
D.R. Horton, Inc.	14,100	168,213
Stanley Black & Decker, Inc.	3,000	200,610
		368,823
Internet & Catalog Retail—0.5%
Liberty Media Corp., Interactive, Series A (a)	6,400	100,928
Leisure Equipment & Products—1.3%
Hasbro, Inc.	3,150	148,617
Mattel, Inc.	3,700	94,091
		242,708
Media—1.5%
CBS Corp., Class B	8,300	158,115
DISH Network Corp., Class A (a)	6,100	119,926
		278,041
Specialty Retail—1.7%
Foot Locker, Inc.	9,700	190,314
Limited Brands, Inc.	4,600	141,358
		331,672
Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc. (a)	3,600	91,440
Consumer Staples—5.0%
Beverages—0.7%
Molson Coors Brewing Co., Class B	2,700	135,513
Food Products—1.4%
Dean Foods Co. (a)	5,600	49,504
J.M. Smucker Co.	3,384	222,160
		271,664
Household Products—1.3%
Clorox Co.	2,450	155,036
Energizer Holdings, Inc. (a)	1,400	102,060
		257,096

	Shares	Value
Personal Products—1.6%
Avon Products, Inc.	6,450	$187,437
Estée Lauder Companies, Inc., Class A	1,400	112,980
		300,417
Energy—13.0%
Energy Equipment & Services—5.2%
Cameron International Corp. (a)	3,300	167,409
Dresser-Rand Group, Inc. (a)	4,000	170,360
Ensco PLC, ADR	3,100	165,478
Noble Corp.	4,000	143,080
Pride International, Inc. (a)	4,400	145,200
Weatherford International Ltd. (a)	8,800	200,640
		992,167
Oil, Gas & Consumable Fuels—7.8%
Cabot Oil & Gas Corp.	5,700	215,745
Frontier Oil Corp. (a)	3,900	70,239
Murphy Oil Corp.	3,300	246,015
Newfield Exploration Co. (a)	2,250	162,248
Peabody Energy Corp.	4,829	308,959
QEP Resources, Inc.	2,800	101,668
Spectra Energy Corp.	13,600	339,864
Tesoro Corp. (a)	2,700	50,058
		1,494,796
Financials—27.4%
Capital Markets—2.2%
Raymond James Financial, Inc.	5,700	186,390
TD Ameritrade Holding Corp.	12,200	231,678
		418,068
Commercial Banks—7.3%
CIT Group, Inc. (a)	3,400	160,140
City National Corp.	3,432	210,588
Comerica, Inc.	3,700	156,288
Cullen/Frost Bankers, Inc.	3,300	201,696
Fifth Third Bancorp.	13,600	199,648
Huntington Bancshares, Inc.	22,191	152,452
SVB Financial Group (a)	3,061	162,386
Zions Bancorporation	6,550	158,706
		1,401,904
Consumer Finance—1.8%
Discover Financial Services	18,460	342,064
Insurance—6.2%
ACE Ltd.	3,036	188,991
Assured Guaranty Ltd.	6,100	107,970
Axis Capital Holdings Ltd.	4,500	161,460
Lincoln National Corp.	11,241	312,612
Reinsurance Group of America, Inc.	4,600	247,066
XL Group PLC	8,107	176,895
		1,194,994

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2010

	Shares	Value
Real Estate Investment Trusts (REITs)—8.2%
Alexandria Real Estate Equities, Inc.	2,100	$153,846
Boston Properties, Inc.	2,400	206,640
Equity Residential Property Trust	5,400	280,530
General Growth Properties, Inc.	3,011	46,610
Host Hotels & Resorts, Inc.	11,255	201,127
ProLogis	9,750	140,790
Rayonier, Inc.	4,100	215,332
Taubman Centers, Inc.	3,600	181,728
Weyerhaeuser Co.	7,906	149,661
		1,576,264
Real Estate Management & Development—0.8%
CB Richard Ellis Group, Inc., Class A (a)	7,200	147,456
Thrifts & Mortgage Finance—0.9%
MGIC Investment Corp. (a)	5,797	59,071
People's United Financial, Inc.	7,700	107,877
		166,948
Health Care—4.8%
Health Care Equipment & Supplies—2.2%
Cooper Companies, Inc.	1,900	107,046
Teleflex, Inc.	3,400	182,954
Zimmer Holdings, Inc. (a)	2,600	139,568
		429,568
Health Care Providers & Services—0.6%
Community Health Systems, Inc. (a)	2,800	104,636
Life Sciences Tools & Services—1.5%
Agilent Technologies, Inc. (a)	4,050	167,791
Mettler-Toledo International, Inc. (a)	775	117,188
		284,979
Pharmaceuticals—0.5%
Watson Pharmaceuticals, Inc. (a)	1,900	98,135
Industrials—12.9%
Aerospace & Defense—1.8%
AerCap Holdings NV (a)	13,018	183,814
L-3 Communications Holdings, Inc.	1,150	81,064
Spirit Aerosystems Holdings, Inc., Class A (a)	3,900	81,159
		346,037
Airlines—0.5%
Delta Air Lines, Inc. (a)	7,300	91,980
Construction & Engineering—1.0%
Foster Wheeler AG (a)	5,800	200,216
Electrical Equipment—1.1%
Cooper Industries PLC, Class A	3,550	206,930
Machinery—5.2%
AGCO Corp. (a)	1,625	82,322
Crane Co.	2,900	119,103
Ingersoll-Rand PLC	5,200	244,868
Kennametal, Inc.	3,100	122,326
Navistar International Corp. (a)	1,600	92,656
Parker Hannifin Corp.	3,950	340,885
		1,002,160

	Shares	Value
Professional Services—1.1%
Manpower, Inc.	3,300	$207,108
Road & Rail—2.2%
Canadian Pacific Railway Ltd.	1,500	97,215
Con-way, Inc.	3,199	116,987
Hertz Global Holdings, Inc. (a)	13,900	201,411
		415,613
Information Technology—6.6%
Communications Equipment—0.5%
Brocade Communications Systems, Inc. (a)	17,300	91,517
Computers & Peripherals—1.0%
Diebold, Inc.	6,300	201,915
Electronic Equipment, Instruments & Components—1.9%
Arrow Electronics, Inc. (a)	5,150	176,387
Molex, Inc.	8,500	193,120
		369,507
Semiconductors & Semiconductor Equipment—1.7%
Advanced Micro Devices, Inc. (a)	9,800	80,164
Atmel Corp. (a)	7,300	89,936
Avago Technologies Ltd.	3,500	99,645
Varian Semiconductor Equipment Associates, Inc. (a)	1,400	51,758
		321,503
Software—1.5%
Autodesk, Inc. (a)	4,200	160,440
Nuance Communications, Inc. (a)	6,700	121,806
		282,246
Materials—6.2%
Chemicals—4.3%
Albemarle Corp.	3,100	172,918
Celanese Corp., Series A	4,200	172,914
International Flavors & Fragrances, Inc.	2,100	116,739
LyondellBasell Industries NV, Class A (a)	1,800	61,920
PPG Industries, Inc.	3,550	298,448
		822,939
Containers & Packaging—1.1%
Packaging Corp. of America	7,850	202,844
Metals & Mining—0.8%
United States Steel Corp.	2,725	159,195
Telecommunication Services—0.9%
Diversified Telecommunication Services—0.9%
Qwest Communications International, Inc.	21,900	166,659

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2010

	Shares	Value
Utilities—9.2%
Electric Utilities—1.9%
American Electric Power Co., Inc.	6,100	$219,478
Northeast Utilities	4,600	146,648
		366,126
Independent Power Producers & Energy Traders—0.5%
AES Corp. (a)	8,242	100,388
Multi-Utilities—6.8%
CMS Energy Corp.	6,300	117,180
PG&E Corp.	3,850	184,184
Public Service Enterprise Group, Inc.	5,100	162,231
Sempra Energy	5,200	272,896
Wisconsin Energy Corp.	5,000	294,300
Xcel Energy, Inc.	11,600	273,180
		1,303,971
Total Common Stocks (cost of $14,348,392)		19,000,213
CONVERTIBLE PREFERRED STOCK—0.2%
Financials—0.2%
Commercial Banks—0.2%
Fifth Third Bancorp., 8.500%	300	44,063
Total Convertible Preferred Stock (cost of $42,483)		44,063
	Par
SHORT-TERM OBLIGATION—1.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/10, due 01/03/11 at 0.150%, collateralized by a U.S. Treasury obligation maturing 10/31/11, market value $347,588 (repurchase proceeds $340,004)	$340,000	340,000
Total Short-Term Obligation (cost of $340,000)		340,000
Total Investments—101.2% (cost of $14,730,875) (b)		19,384,276
Other Assets & Liabilities, Net—(1.2)%		(233,746)
Net Assets—100.0%		$19,150,530

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $14,964,188.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$19,000,213	$—	$—	$19,000,213
Total Convertible Preferred Stock	—	44,063	—	44,063
Total Short-Term Obligation	—	340,000	—	340,000
Total Investments	$19,000,213	$384,063	$—	$19,384,276

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	27.6
Consumer Discretionary	13.2
Energy	13.0
Industrials	12.9
Utilities	9.2
Information Technology	6.6
Materials	6.2
Consumer Staples	5.0
Health Care	4.8
Telecommunication Services	0.9
99.4
Short-Term Obligation	1.8
Other Assets & Liabilities, Net	(1.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Mid Cap Value Fund, Variable Series / December 31, 2010

Assets
Investments, at cost	$14,730,875
Investments, at value	$19,384,276
Cash	259
Receivable for:
Fund shares sold	19,811
Dividends	22,293
Interest	1
Expense reimbursement due from investment adviser and distributor	13,837
Trustees' deferred compensation plan	16,922
Prepaid expenses	108
Total Assets	19,457,507
Liabilities
Payable for:
Fund shares repurchased	230,152
Investment advisory fee	11,284
Pricing and bookkeeping fees	3,695
Transfer agent fee	960
Trustees' fees	600
Audit fee	26,375
Custody fee	3,014
Distribution fees — Class B	3,842
Chief compliance officer expenses	261
Trustees' deferred compensation plan	16,922
Other liabilities	9,872
Total Liabilities	306,977
Net Assets	$19,150,530
Net Assets Consist of
Paid-in capital	$18,694,348
Undistributed net investment income	201,321
Accumulated net realized loss	(4,398,542)
Net unrealized appreciation on:
Investments	4,653,401
Foreign currency translations	2
Net Assets	$19,150,530
Class A
Net assets	$918,548
Shares outstanding	69,728
Net asset value per share	$13.17
Class B
Net assets	$18,231,982
Shares outstanding	1,388,269
Net asset value per share	$13.13

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Mid Cap Value Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Dividends	$394,940
Interest	606
Foreign taxes withheld	(120)
Total Investment Income	395,426
Expenses
Investment advisory fee	126,447
Distribution fees — Class B	43,211
Transfer agent fee	3,792
Pricing and bookkeeping fees	42,673
Trustees' fees	16,848
Custody fee	11,389
Audit fee	31,485
Reports to shareholders	21,089
Chief compliance officer expenses	1,009
Other expenses	12,107
Total Expenses	310,050
Fees waived or expenses reimbursed by investment adviser — Class A	(4,244)
Fees waived or expenses reimbursed by investment adviser — Class B	(137,164)
Custody earnings credit	(3)
Net Expenses	168,639
Net Investment Income	226,787
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain on:
Investments	1,512,248
Foreign currency transactions	5
Net realized gain	1,512,253
Net change in unrealized appreciation (depreciation) on:
Investments	2,040,326
Foreign currency translations	2
Net change in unrealized appreciation (depreciation)	2,040,328
Net Gain	3,552,581
Net Increase Resulting from Operations	$3,779,368

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Mid Cap Value Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment income	$226,787	$187,901
Net realized gain (loss) on investments and foreign currency transactions	1,512,253	(3,366,157)
Net change in unrealized appreciation (depreciation) on investments and foregin currency translations	2,040,328	7,716,499
Net increase resulting from operations	3,779,368	4,538,243
Distributions to Shareholders
From net investment income:
Class A	(7,595)	(10,898)
Class B	(182,362)	(231,980)
Total distributions to shareholders	(189,957)	(242,878)
Net Capital Stock Transactions	(2,871,811)	(3,656,337)
Increase from Regulatory Settlements	10	—
Total increase in net assets	717,610	639,028
Net Assets
Beginning of period	18,432,920	17,793,892
End of period	$19,150,530	$18,432,920
Undistributed net investment income at end of period	$201,321	$164,559
Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	46,197	$541,071	7,718	$73,114
Distributions reinvested	723	7,595	1,263	10,898
Redemptions	(58,378)	(653,289)	(11,902)	(107,077)
Net decrease	(11,458)	(104,623)	(2,921)	(23,065)
Class B
Subscriptions	207,617	2,375,922	134,166	1,152,873
Distributions reinvested	17,401	182,362	26,974	231,980
Redemptions	(461,759)	(5,325,472)	(587,041)	(5,018,125)
Net decrease	(236,741)	(2,767,188)	(425,901)	(3,633,272)

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Mid Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010		2009		2008		2007	2006(a)
Net Asset Value, Beginning of Period	$10.84		$8.36		$17.83		$19.24	$19.84
Income from Investment Operations:
Net investment income (b)	0.14	(c)	0.10		0.11		0.15 (d)	0.15
Net realized and unrealized gain (loss) on investments, written options and foreign currency	2.31		2.51		(6.92)		1.54	2.88
Total from investment operations	2.45		2.61		(6.81)		1.69	3.03
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.13)		(0.16)		(0.16)	(0.14)
From net realized gains	—		—		(2.50)		(2.94)	(3.49)
Total distributions to shareholders	(0.12)		(0.13)		(2.66)		(3.10)	(3.63)
Increase from Regulatory Settlements	—	(e)	—		—		—	—
Net Asset Value, End of Period	$13.17		$10.84		$8.36		$17.83	$19.24
Total return (f)(g)	22.88	%(h)	31.68	%(h)	(43.09	)%(h)	7.61%	16.91%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.93%		1.00%		1.09%		1.07%	1.04%
Waiver/Reimbursement	0.54%		0.47%		0.12%		—	—
Net investment income (i)	1.21%		1.12%		0.80%		0.75%	0.73%
Portfolio turnover rate	56%		64%		52%		46%	61%
Net assets, end of period (000s)	$919		$880		$703		$2,091	$2,234

(a)  On May 1, 2006, Liberty Select Value Fund, Variable Series was renamed Columbia Mid Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this special dividend amounts to $0.07 per share.

(d)  Net investment income per share reflects a special dividend. The effect of this special dividend amounts to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(h)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Mid Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010	2009	2008	2007	2006(a)
Net Asset Value, Beginning of Period	$10.80	$8.33	$17.78	$19.19	$19.77
Income from Investment Operations:
Net investment income (b)	0.14 (c)	0.10	0.11	0.14 (d)	0.13
Net realized and unrealized gain (loss) on investments, written options and foreign currency	2.31	2.50	(6.90)	1.54	2.89
Total from investment operations	2.45	2.60	(6.79)	1.68	3.02
Less Distributions to Shareholders:
From net investment income	(0.12)	(0.13)	(0.16)	(0.15)	(0.11)
From net realized gains	—	—	(2.50)	(2.94)	(3.49)
Total distributions to shareholders	(0.12)	(0.13)	(2.66)	(3.09)	(3.60)
Increase from Regulatory Settlements	— (e)	—	—	—	—
Net Asset Value, End of Period	$13.13	$10.80	$8.33	$17.78	$19.19
Total return (f)(g)(h)	22.96%	31.67%	(43.12)%	7.57%	16.91%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.93%	1.00%	1.09%	1.10%	1.10%
Waiver/Reimbursement	0.79%	0.72%	0.37%	0.22%	0.19%
Net investment income (i)	1.25%	1.13%	0.85%	0.72%	0.67%
Portfolio turnover rate	56%	64%	52%	46%	61%
Net assets, end of period (000s)	$18,232	$17,553	$17,091	$37,831	$42,153

(a)  On May 1, 2006, Liberty Select Value Fund, Variable Series was renamed Columbia Mid Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this special dividend amounts to $0.07 per share.

(d)  Net investment income per share reflects a special dividend. The effect of this special dividend amounts to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia Mid Cap Value Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia Mid Cap Value Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers

12

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2010

between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing

13

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2010

treatments for Section 988 reclassifications and basis adjustments sold on nontaxable dividends received were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(68)	$68	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary Income*	$189,957	$242,878

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$218,240	$—	$4,420,088

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$4,778,848
Unrealized depreciation	(358,760)
Net unrealized appreciation	$4,420,088

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$193,935
2017	3,970,203
$4,164,138

Capital loss carryforwards of $1,394,556 were utilized during the year ended December 31, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
Over $1 billion	0.60%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate was 0.70% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia

14

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2010

provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any

15

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2010

brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.90% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Adviser at any time.

Prior to May 1, 2010, Columbia contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) did not exceed the annual rate of 1.00% of the Fund's average daily net assets.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions—Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $126.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $9,774,760 and $12,636,089, respectively.

Note 7. Regulatory Settlements

During the year ended December 31, 2010, the Fund received payments totaling $10 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the Fund did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of December 31, 2010, three shareholder accounts owned 88.9% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on

16

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2010

behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and except as disclosed below, noted no items requiring adjustment of the financial statements or additional disclosures.

Shareholders of the Fund have approved a proposal to merge the Fund into RiverSource Variable Portfolio – Mid Cap Value Fund. The merger is expected to occur before the end of the second quarter of 2011.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Mid Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 11, shareholders of the Fund have approved a proposal to merge the Fund into RiverSource Variable Portfolio — Mid Cap Value Fund. The merger is expected to occur before the end of the second quarter of 2011.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

18

Federal Income Tax Information (Unaudited)

Columbia Mid Cap Value Fund, Variable Series

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010, qualifies for the corporate dividends received deduction.

19

Fund Governance

Columbia Mid Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

20

Fund Governance (continued)

Columbia Mid Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Michael A. Jones (Born 1959) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2011) Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 64; None

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

21

Fund Governance (continued)

Columbia Mid Cap Value Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

22

Fund Governance (continued)

Columbia Mid Cap Value Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

23

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Important Information About This Report

A description of the policies and procedures that Columbia Mid Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Mid Cap Value Fund, Variable Series
P.O. Box 8081 Boston, MA 02266-8081

C-1491 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Money Market Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Money Market Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Columbia Money Market Fund, Variable Series (01/01/89)	0.03	2.49	2.17
Lipper VUF Money Market Funds Classification	0.01	2.34	2.11

Inception date of the fund is in parentheses.

7-day yield  0.00%

The 7-day yield reflects the earnings of the fund as of 12/31/10, while the total return reflects past holding periods.

Net asset value per share ($)	12/31/09	12/31/10
Columbia Money Market Fund, Variable Series	1.00	1.00

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Understanding Your Expenses

Columbia Money Market Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Money Market Fund, Variable Series	1,000.00	1,000.00	1,000.30	1,023.95	1.26	1.28	0.25

Expenses paid during the period are equal to the annualized expense ratio for the fund, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia Money Market Fund, Variable Series / December 31, 2010

	Par	Value
COMMERCIAL PAPER (a)—51.1%
Amsterdam Funding Corp. 0.250% 01/27/11	$3,000,000	$2,999,458
Argento Variable Funding Co., Ltd. 0.280% 01/06/11	3,000,000	2,999,883
Barclays U.S. Funding LLC 0.200% 01/07/11	3,000,000	2,999,900
BNP Paribas Financial, Inc. 0.100% 01/03/11	3,000,000	2,999,983
Chariot Funding LLC 0.230% 01/12/11	3,000,000	2,999,789
Falcon Asset Securitization Co. LLC 0.230% 01/14/11	3,000,000	2,999,751
FCAR Owner Trust 0.280% 01/04/11	3,000,000	2,999,930
General Electric Capital Services 0.230% 02/04/11	3,000,000	2,999,348
HSBC Americas, Inc. 0.240% 02/10/11	3,000,000	2,999,200
Jupiter Securitization Co. LLC 0.230% 01/13/11	3,000,000	2,999,770
Market Street Funding Corp. 0.230% 01/20/11	3,000,000	2,999,636
Old Line Funding LLC 0.230% 01/21/11	3,000,000	2,999,617
Regency Markets No.1 LLC 0.250% 01/19/11	3,000,000	2,999,625
Salisbury Receivables Co. 0.250% 01/27/11	3,000,000	2,999,458
Straight-A Funding LLC 0.230% 01/14/11	6,000,000	5,999,502
0.240% 01/10/11	5,000,000	4,999,700
Windmill Funding Corp. 0.260% 02/01/11	3,000,000	2,999,329
Total Commercial Paper (cost of $55,993,879)		55,993,879
GOVERNMENT & AGENCY OBLIGATIONS—27.2%
U.S. Government Agencies—27.2%
Federal Farm Credit Bank 0.199% 07/20/11 (01/20/11) (b)(c)	1,000,000	999,996
Federal Home Loan Bank (d) 01/03/11 (e)	10,000,000	10,000,000
0.400% 12/09/11 (e)	6,000,000	5,999,951
0.500% 12/30/11 (e)	1,000,000	1,000,000
Federal Home Loan Mortgage Corp. (d) 03/31/11 (e)	5,000,000	4,998,269
0.147% 02/01/11 (e)	2,000,000	2,000,028
0.340% 04/07/11 (01/07/11) (b)(c)	1,800,000	1,800,115
0.372% 03/09/11 (e)	3,000,000	3,001,220
		29,799,579
Total Government & Agency Obligations (cost of $29,799,579)		29,799,579

	Par	Value
CERTIFICATE OF DEPOSIT—2.7%
Bank of Montreal 0.240% 01/13/11	$3,000,000	$3,000,000
Total Certificate of Deposit (cost of $3,000,000)		3,000,000
REPURCHASE AGREEMENT—18.6%
Repurchase agreement with Barclays Capital, dated 12/31/10, due 01/03/11 at 0.200%, collateralized by U.S. Treasury obligation maturing 01/15/18, market value $20,808,037 (repurchase proceeds $20,400,340)	20,400,000	20,400,000
Total Repurchase Agreement (cost of $20,400,000)		20,400,000
Total Investments—99.6% (cost of $109,193,458) (f)		109,193,458
Other Assets & Liabilities, Net—0.4%		460,161
Net Assets—100.0%		$109,653,619

Notes to Investment Portfolio:

(a)  The rate shown represents the discount rate at the date of purchase.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2010.

(c)  Parenthetical date represents the effective maturity date for the security.

(d)  Zero coupon bond.

(e)  The rate shown represents the annualized yield at the date of purchase.

(f)  Cost for federal income tax purposes is $109,193,458.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Commercial Paper	$—	$55,993,879	$—	$55,993,879
Total Government & Agency Obligations	—	29,799,579	—	29,799,579
Total Certificate of Deposit	—	3,000,000	—	3,000,000
Total Repurchase Agreement	—	20,400,000	—	20,400,000
Total Investments	$—	$109,193,458	$—	$109,193,458

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia Money Market Fund, Variable Series / December 31, 2010

At December 31, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Commercial Paper	51.1
Government & Agency Obligations	27.2
Certificate of Deposit	2.7
81.0
Repurchase Agreement	18.6
Other Assets & Liabilities, Net	0.4
100.0

See Accompanying Notes to Financial Statements.

4

Statement of Assets and Liabilities

Columbia Money Market Fund, Variable Series / December 31, 2010

Assets
Investments, at amortized cost approximating value	$88,793,458
Repurchase agreement, at amortized cost approximating value	20,400,000
Total investments, at amortized cost approximating value	109,193,458
Cash	135,571
Receivable for:
Fund shares sold	460,247
Interest	6,597
Expense reimbursement due from investment adviser	7,210
Trustees' deferred compensation plan	39,479
Prepaid expenses	1,352
Total Assets	109,843,914
Liabilities
Payable for:
Fund shares repurchased	62,864
Investment advisory fee	11,647
Administration fee	14,031
Pricing and bookkeeping fees	4,870
Transfer agent fee	5,770
Trustees' fees	4,012
Audit fee	32,130
Custody fee	7,154
Chief compliance officer expenses	270
Trustees' deferred compensation plan	39,479
Other liabilities	8,068
Total Liabilities	190,295
Net Assets	$109,653,619
Net Assets Consist of
Paid-in capital	$109,695,593
Overdistributed net investment income	(37,034)
Accumulated net realized loss	(4,940)
Net Assets	$109,653,619
Shares outstanding — Class A	109,739,508
Net asset value per share	$1.00

See Accompanying Notes to Financial Statements.

5

Statement of Operations

Columbia Money Market Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Interest	$321,441
Expenses
Investment advisory fee	429,363
Administration fee	184,013
Transfer agent fee	22,950
Pricing and bookkeeping fees	62,687
Trustees' fees	22,641
Custody fee	29,422
Chief compliance officer expenses	1,065
Other expenses	73,785
Total Expenses	825,926
Fees waived or expenses reimbursed by investment adviser	(504,302)
Custody earnings credit	(183)
Net Expenses	321,441
Net Investment Income	$—
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(6)
Net Loss	(6)
Net Decrease Resulting from Operations	$(6)

See Accompanying Notes to Financial Statements.

6

Statement of Changes in Net Assets

Columbia Money Market Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment income	$—	$373,913
Net realized loss on investments	(6)	—
Net increase (decrease) resulting from operations	(6)	373,913
Distributions to Shareholders
From net investment income	(33,665)	(373,913)
Net Capital Stock Transactions	(19,044,895)	(35,607,725)
Total decrease in net assets	(19,078,566)	(35,607,725)
Net Assets
Beginning of period	128,732,185	164,339,910
End of period	$109,653,619	$128,732,185
Overdistributed net investment income at end of period	$(37,034)	$(3,871)

Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	57,556,856	$57,556,856	72,015,727	$72,015,727
Distributions reinvested	33,665	33,665	373,913	373,913
Redemptions	(76,635,418)	(76,635,416)	(107,997,365)	(107,997,365)
Net decrease	(19,044,897)	(19,044,895)	(35,607,725)	(35,607,725)

See Accompanying Notes to Financial Statements.

7

Financial Highlights

Columbia Money Market Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010		2009		2008		2007	2006(a)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00	$1.00
Income from Investment Operations:
Net investment income (b)	—		—	(c)	0.03		0.05	0.05
Net realized and unrealized gain (loss) on investments	(—	)(c)	—		—	(c)	— (c)	—
Total from investment operations	(—	)(c)	—	(c)	0.03		0.05	0.05
Less Distributions to Shareholders:
From net investment income	(—	)(c)	(—	)(c)	(0.03)		(0.05)	(0.05)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00	$1.00
Total return (d)(e)(f)	0.03%		0.23%		2.58	%(g)	5.02%	4.72%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	0.26%		0.44%		0.46%		0.45%	0.45%
Waiver/Reimbursement	0.41%		0.23%		0.18%		0.15%	0.15%
Net investment income (h)	—%		0.25%		2.56%		4.91%	4.62%
Net assets, end of period (000s)	$109,654		$128,732		$164,340		$181,348	$202,738

(a)  On May 1, 2006, Liberty Money Market Fund, Variable Series was renamed Columbia Money Market Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Had affiliates of the investment adviser not reimbursed the Fund for realized losses on securities and not provided capital support, total return would have been 1.87%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

8

Notes to Financial Statements

Columbia Money Market Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia Money Market Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers one class of shares: Class A. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Fund's Board of Directors continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Fund's Board of Directors has established procedures intended to stabilize the Fund's net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board of Directors deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund's market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, should be initiated.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and

9

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2010

gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for excess distributions to shareholders were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$502	$—	$(502)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary Income*	$33,665	$373,913

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2013	$707
2014	1,707
2015	2,520
2018	6
Total	$4,940

10

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2010

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.35%
$500 million to $1 billion	0.30%
Over $1 billion	0.25%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory services to the Fund under the same fee structure.

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate was 0.35% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser receives a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

11

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2010

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate was 0.02% of the Fund's average daily net assets.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.45% of the Fund's average daily net assets on an annualized basis. In addition, the New Adviser has voluntarily undertaken to waive its receipt of certain Fund expenses (consisting of investment advisory and administration fees) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for the Fund. These arrangements may be modified or terminated by the New Adviser at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the Fund did not borrow under these arrangements.

Note 7. Shareholder Concentration

As of December 31, 2010, two shareholder accounts owned 83.6% of the outstanding shares of the Fund.

12

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2010

Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

13

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Money Market Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Money Market Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

14

Fund Governance

Columbia Money Market Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

15

Fund Governance (continued)

Columbia Money Market Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Michael A. Jones (Born 1959) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2011) Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 64; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

16

Fund Governance (continued)

Columbia Money Market Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President-U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

17

Fund Governance (continued)

Columbia Money Market Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

18

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Important Information About This Report

A description of the policies and procedures that Columbia Money Market Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Money Market Fund, Variable Series
P.O. Box 8081 Boston, MA 02266-8081

C-1511 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia S&P 500® Index Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

Columbia S&P 500® Index Fund, Variable Series seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor's (S&P) 500 Index.

Alfred F. Alley III, CFA has managed the fund since 2009.

Summary

For the 12-month period that ended December 31, 2010, the fund's Class A shares slightly outperformed their benchmark, the S&P 500 Index,1 and also exceeded the return of the average fund in the Lipper VUF S&P 500 Index Objective Funds Classification.2 The fund's positions closely approximate those in the benchmark and thus reflect the benchmark's performance. However, the fund incurs trading costs in seeking to maintain the appropriate weight of each security in the index, and its return is typically lower than that of the index. In addition, the fund may be required to sell securities to meet redemption demand or buy securities to invest new monies that come into the fund. The fund is managed to include all the holdings in the S&P 500 Index in approximately the same weights as the index.

Stocks continue to recover

Following a gain of 26.46% in 2009 as investors began to anticipate economic recovery, the S&P 500 Index climbed further in 2010, recording a 15.06% return. Signs of recovery in the real estate markets and improving business and economic environments gave investors confidence. During this period, the consumer discretionary and materials sectors – which were also among the best performing sectors in 2009 – plus the industrials sector turned in the best performances within the benchmark. Looking at contribution to total return, however, the top contributors were consumer discretionary, industrials, and energy – led by Exxon Mobil and Chevron (3.2% and 1.6% of net assets, respectively). Exxon Mobil, which was a major detractor from results in 2009, is the largest company in the S&P 500, and Chevron is one of the largest.

Other stocks that contributed significantly to return hailed from information technology, even though that sector was a relative underperformer within the benchmark. Apple (2.6% of net assets), maker of the Macintosh computer, iPhone, iPad and iPod, was by far the largest contributor to positive performance. Software firm Oracle (1.1% of net assets) also aided results. Citigroup (1.2% of net assets), one of the world's largest financial services companies, performed well as it began to recover from losses suffered during the financial crisis and a subsequent government bailout. In the consumer staples sector, Philip Morris International (0.9% of net assets) was a positive contributor.

Technology, utilities, health care lag

Information technology, the largest sector as a percent of net assets in the S&P 500, and one of the best performers in 2009, underperformed the benchmark average in 2010. Three of the stocks that most detracted from returns hailed from this sector – Microsoft (the third largest stock in the index, and 1.8% of net assets), Hewlett-Packard and Cisco Systems (0.8% and 1.0% of net assets, respectively).

The utilities and health care sectors also lagged the average return of the index. Medical device maker Medtronic (0.4% of net assets) was a disappointment. Financial giant Bank of America (1.2% of net assets) stumbled badly during the credit crisis and its stock was one of the weakest in the index for the year.

Looking ahead

During 2010, there were 16 additions and deletions to the S&P 500 index, and all were made within the portfolio. Familiar names such as Sun Microsystems, Pepsi Bottling Group, Black and Decker and Eastman Kodak were removed from the index. Sun was acquired by Oracle. Pepsi Bottling merged with PepsiCo and Black and Decker merged with Stanley Works to become Stanley Black and Decker. New names added to the index, which seeks to represent the leading companies in leading industries the United States, included NetFlix, Berkshire Hathaway B shares and Urban Outfitters. At year end, the fund held all 500 securities in approximately the same weight as the underlying benchmark.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

The primary risks involved with investing in the fund include equity risk, market risk, derivatives risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative or other expenses and transaction costs in trading stocks. The fund may not hold all common stocks included in the index

Holdings are disclosed as of December 31, 2010, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Class A (05/30/00)	15.71	2.15	1.10
Class B (05/30/00)	15.12	1.83	0.86
S&P 500 Index	15.06	2.29	1.41

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	12/31/10
Class A	9.67	10.93
Class B	9.62	10.84

Performance of a $10,000 investment, 01/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

2

Understanding Your Expenses

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,235.00	1,024.45	0.85	0.77	0.15
Class B	1,000.00	1,000.00	1,233.20	1,023.19	2.25	2.04	0.40

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

	Shares	Value
COMMON STOCKS—99.9%
Consumer Discretionary—10.7%
Auto Components—0.3%
Goodyear Tire & Rubber Co. (a)	441	$5,226
Johnson Controls, Inc.	1,197	45,725
		50,951
Automobiles—0.6%
Ford Motor Co. (a)	6,681	112,174
Harley-Davidson, Inc.	423	14,665
		126,839
Distributors—0.1%
Genuine Parts Co.	287	14,735
Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A (a)	231	9,122
DeVry, Inc.	109	5,230
H&R Block, Inc.	556	6,622
		20,974
Hotels, Restaurants & Leisure—1.7%
Carnival Corp.	768	35,413
Darden Restaurants, Inc.	251	11,656
International Game Technology	538	9,517
Marriott International, Inc., Class A	519	21,559
McDonald's Corp.	1,881	144,386
Starbucks Corp.	1,312	42,155
Starwood Hotels & Resorts Worldwide, Inc.	345	20,969
Wyndham Worldwide Corp.	319	9,557
Wynn Resorts Ltd.	135	14,018
Yum! Brands, Inc.	842	41,300
		350,530
Household Durables—0.4%
D.R. Horton, Inc.	502	5,989
Fortune Brands, Inc.	276	16,629
Harman International Industries, Inc. (a)	129	5,973
Leggett & Platt, Inc.	263	5,986
Lennar Corp., Class A	291	5,456
Newell Rubbermaid, Inc.	523	9,508
Pulte Homes, Inc. (a)	591	4,444
Stanley Black & Decker, Inc.	299	19,994
Whirlpool Corp.	137	12,170
		86,149
Internet & Catalog Retail—0.9%
Amazon.com, Inc. (a)	635	114,300
Expedia, Inc.	353	8,857
NetFlix, Inc. (a)	75	13,177
priceline.com, Inc. (a)	91	36,359
		172,693
Leisure Equipment & Products—0.1%
Hasbro, Inc.	239	11,276
Mattel, Inc.	631	16,046
		27,322

	Shares	Value
Media—3.1%
Cablevision Systems Corp., Class A	425	$14,382
CBS Corp., Class B	1,211	23,069
Comcast Corp., Class A	4,963	109,037
DIRECTV, Class A (a)	1,492	59,576
Discovery Communications, Inc., Class A (a)	509	21,225
Gannett Co., Inc.	434	6,549
Interpublic Group of Companies, Inc. (a)	866	9,197
McGraw-Hill Companies, Inc.	553	20,135
Meredith Corp.	66	2,287
News Corp., Class A	4,074	59,317
Omnicom Group, Inc.	545	24,961
Scripps Networks Interactive Inc., Class A	157	8,125
Time Warner Cable, Inc.	628	41,467
Time Warner, Inc.	1,981	63,729
Viacom, Inc., Class B	1,080	42,779
Walt Disney Co.	3,368	126,334
Washington Post Co., Class B	14	6,153
		638,322
Multiline Retail—0.8%
Big Lots, Inc. (a)	140	4,264
Family Dollar Stores, Inc.	225	11,185
J.C. Penney Co., Inc.	426	13,764
Kohl's Corp. (a)	517	28,094
Macy's, Inc.	757	19,152
Nordstrom, Inc.	307	13,011
Sears Holdings Corp. (a)	83	6,121
Target Corp.	1,257	75,584
		171,175
Specialty Retail—2.0%
Abercrombie & Fitch Co., Class A	164	9,451
AutoNation, Inc. (a)	116	3,271
Autozone, Inc. (a)	51	13,902
Bed Bath & Beyond, Inc. (a)	458	22,511
Best Buy Co., Inc.	596	20,437
CarMax, Inc. (a)	406	12,943
GameStop Corp., Class A (a)	269	6,155
Gap, Inc.	787	17,424
Home Depot, Inc.	2,921	102,410
Limited Brands, Inc.	464	14,259
Lowe's Companies., Inc.	2,450	61,446
O'Reilly Automotive, Inc. (a)	247	14,924
RadioShack Corp.	204	3,772
Ross Stores, Inc.	222	14,042
Staples, Inc.	1,282	29,191
Tiffany & Co.	227	14,135
TJX Companies, Inc.	703	31,206
Urban Outfitters, Inc. (a)	233	8,344
		399,823

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

	Shares	Value
Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc.	523	$28,927
NIKE, Inc., Class B	678	57,915
Polo Ralph Lauren Corp.	117	12,977
V.F. Corp.	154	13,272
		113,091
Consumer Staples—10.6%
Beverages—2.5%
Brown-Forman Corp., Class B	188	13,088
Coca-Cola Co.	4,135	271,959
Coca-Cola Enterprises, Inc.	602	15,068
Constellation Brands, Inc., Class A (a)	321	7,110
Dr Pepper Snapple Group, Inc.	404	14,205
Molson Coors Brewing Co., Class B	282	14,154
PepsiCo, Inc.	2,830	184,884
		520,468
Food & Staples Retailing—2.4%
Costco Wholesale Corp.	770	55,602
CVS Caremark Corp.	2,415	83,970
Kroger Co.	1,136	25,401
Safeway, Inc.	665	14,956
SUPERVALU, Inc.	381	3,669
Sysco Corp.	1,045	30,723
Wal-Mart Stores, Inc.	3,493	188,377
Walgreen Co.	1,641	63,933
Whole Foods Market, Inc. (a)	260	13,153
		479,784
Food Products—1.7%
Archer-Daniels-Midland Co.	1,134	34,111
Campbell Soup Co.	349	12,128
ConAgra Foods, Inc.	789	17,816
Dean Foods Co. (a)	324	2,864
General Mills, Inc.	1,142	40,644
H.J. Heinz Co.	574	28,390
Hershey Co.	275	12,966
Hormel Foods Corp.	121	6,202
J.M. Smucker Co.	220	14,443
Kellogg Co.	448	22,884
Kraft Foods, Inc., Class A	3,113	98,091
McCormick & Co., Inc., Non-Voting Shares	236	10,981
Mead Johnson Nutrition Co., Class A	364	22,659
Sara Lee Corp.	1,147	20,084
Tyson Foods, Inc., Class A	524	9,023
		353,286
Household Products—2.2%
Clorox Co.	251	15,883
Colgate-Palmolive Co.	863	69,359
Kimberly-Clark Corp.	718	45,263
Procter & Gamble Co.	4,993	321,200
		451,705

	Shares	Value
Personal Products—0.2%
Avon Products, Inc.	771	$22,405
Estée Lauder Companies, Inc., Class A	201	16,221
		38,626
Tobacco—1.6%
Altria Group, Inc.	3,723	91,660
Lorillard, Inc.	274	22,484
Philip Morris International, Inc.	3,232	189,169
Reynolds American, Inc.	606	19,768
		323,081
Energy—12.0%
Energy Equipment & Services—2.2%
Baker Hughes, Inc.	760	43,449
Cameron International Corp. (a)	436	22,118
Diamond Offshore Drilling, Inc.	129	8,626
FMC Technologies, Inc. (a)	215	19,116
Halliburton Co.	1,624	66,308
Helmerich & Payne, Inc.	190	9,211
Nabors Industries Ltd. (a)	513	12,035
National-Oilwell Varco, Inc.	752	50,572
Rowan Companies, Inc. (a)	231	8,064
Schlumberger Ltd.	2,427	202,655
		442,154
Oil, Gas & Consumable Fuels—9.8%
Anadarko Petroleum Corp.	888	67,630
Apache Corp.	685	81,672
Cabot Oil & Gas Corp.	186	7,040
Chesapeake Energy Corp.	1,166	30,211
Chevron Corp.	3,588	327,405
ConocoPhillips	2,612	177,877
Consol Energy, Inc.	407	19,837
Denbury Resources, Inc. (a)	705	13,458
Devon Energy Corp.	764	59,982
El Paso Corp.	1,256	17,283
EOG Resources, Inc.	454	41,500
EQT Corp.	271	12,152
Exxon Mobil Corp. (b)	8,997	657,861
Hess Corp.	533	40,796
Marathon Oil Corp.	1,263	46,769
Massey Energy Co.	184	9,872
Murphy Oil Corp.	347	25,869
Newfield Exploration Co. (a)	233	16,802
Noble Energy, Inc.	318	27,373
Occidental Petroleum Corp.	1,450	142,245
Peabody Energy Corp.	472	30,199
Pioneer Natural Resources Co.	212	18,406
QEP Resources, Inc.	316	11,474
Range Resources Corp.	290	13,044
Southwestern Energy Co. (a)	620	23,207
Spectra Energy Corp.	1,151	28,763
Sunoco, Inc.	221	8,908
Tesoro Corp. (a)	262	4,857

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

	Shares	Value
Valero Energy Corp.	1,002	$23,166
Williams Companies, Inc.	1,036	25,610
		2,011,268
Financials—16.0%
Capital Markets—2.5%
Ameriprise Financial, Inc. (c)	434	24,977
Bank of New York Mellon Corp.	2,217	66,953
Charles Schwab Corp.	1,764	30,182
E*Trade Financial Corp. (a)	357	5,712
Federated Investors, Inc., Class B	161	4,213
Franklin Resources, Inc.	264	29,360
Goldman Sachs Group, Inc.	912	153,362
Invesco Ltd.	823	19,801
Janus Capital Group, Inc.	327	4,241
Legg Mason, Inc.	276	10,011
Morgan Stanley	2,695	73,331
Northern Trust Corp.	423	23,439
State Street Corp.	886	41,057
T. Rowe Price Group, Inc.	463	29,882
		516,521
Commercial Banks—3.0%
BB&T Corp.	1,234	32,442
Comerica, Inc.	319	13,475
Fifth Third Bancorp.	1,414	20,758
First Horizon National Corp. (a)	460	5,414
Huntington Bancshares, Inc.	1,534	10,539
KeyCorp	1,565	13,850
M&T Bank Corp.	216	18,803
Marshall & Ilsley Corp.	934	6,463
PNC Financial Services Group, Inc.	942	57,198
Regions Financial Corp.	2,231	15,617
SunTrust Banks, Inc.	888	26,205
U.S. Bancorp	3,418	92,183
Wells Fargo & Co.	9,358	290,004
Zions Bancorporation	310	7,511
		610,462
Consumer Finance—0.7%
American Express Co.	1,867	80,132
Capital One Financial Corp.	806	34,303
Discover Financial Services	964	17,863
SLM Corp. (a)	858	10,802
		143,100
Diversified Financial Services—4.3%
Bank of America Corp. (c)	17,967	239,680
Citigroup, Inc. (a)	51,744	244,749
CME Group, Inc.	124	39,897
IntercontinentalExchange, Inc. (a)	137	16,323
JPMorgan Chase & Co.	6,961	295,286
Leucadia National Corp.	351	10,242
Moody's Corp.	370	9,820
NASDAQ OMX Group, Inc. (a)	269	6,378
NYSE Euronext	472	14,151
		876,526

	Shares	Value
Insurance—3.9%
ACE Ltd.	597	$37,163
AFLAC, Inc.	836	47,175
Allstate Corp.	967	30,828
American International Group, Inc. (a)	248	14,290
AON Corp.	591	27,192
Assurant, Inc.	190	7,319
Berkshire Hathaway, Inc., Class B (a)	3,079	246,659
Chubb Corp.	544	32,444
Cincinnati Financial Corp.	294	9,317
Genworth Financial, Inc., Class A (a)	864	11,353
Hartford Financial Services Group, Inc.	787	20,848
Lincoln National Corp.	568	15,796
Loews Corp.	559	21,751
Marsh & McLennan Companies, Inc.	965	26,383
MetLife, Inc.	1,616	71,815
Principal Financial Group, Inc.	565	18,396
Progressive Corp.	1,189	23,625
Prudential Financial, Inc.	866	50,843
Torchmark Corp.	142	8,483
Travelers Companies, Inc.	810	45,125
Unum Group	568	13,757
XL Group PLC	583	12,721
		793,283
Real Estate Investment Trusts (REITs)—1.4%
Apartment Investment & Management Co., Class A	213	5,504
AvalonBay Communities, Inc.	152	17,107
Boston Properties, Inc.	249	21,439
Equity Residential Property Trust	512	26,598
HCP, Inc.	648	23,840
Health Care REIT, Inc.	258	12,291
Host Hotels & Resorts, Inc.	1,179	21,069
Kimco Realty Corp.	727	13,115
Plum Creek Timber Co., Inc.	295	11,048
ProLogis	1,013	14,628
Public Storage	252	25,558
Simon Property Group, Inc.	514	51,138
Ventas, Inc.	281	14,747
Vornado Realty Trust	288	23,999
Weyerhaeuser Co.	948	17,945
		300,026
Real Estate Management & Development—0.1%
CB Richard Ellis Group, Inc., Class A (a)	517	10,588
Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	932	11,874
People's United Financial, Inc.	655	9,176
		21,050

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

	Shares	Value
Health Care—10.9%
Biotechnology—1.3%
Amgen, Inc. (a)	1,688	$92,671
Biogen Idec, Inc. (a)	433	29,033
Celgene Corp. (a)	831	49,145
Cephalon, Inc. (a)	140	8,641
Genzyme Corp. (a)	457	32,538
Gilead Sciences, Inc. (a)	1,444	52,331
		264,359
Health Care Equipment & Supplies—1.6%
Baxter International, Inc.	1,035	52,392
Becton Dickinson & Co.	406	34,315
Boston Scientific Corp. (a)	2,703	20,462
CareFusion Corp. (a)	401	10,306
CR Bard, Inc.	166	15,234
DENTSPLY International, Inc.	256	8,747
Intuitive Surgical, Inc. (a)	67	17,269
Medtronic, Inc.	1,925	71,398
St. Jude Medical, Inc. (a)	610	26,077
Stryker Corp.	601	32,274
Varian Medical Systems, Inc. (a)	205	14,202
Zimmer Holdings, Inc. (a)	360	19,325
		322,001
Health Care Providers & Services—1.9%
Aetna, Inc.	708	21,601
AmerisourceBergen Corp.	487	16,616
Cardinal Health, Inc.	617	23,637
CIGNA Corp.	476	17,450
Coventry Health Care, Inc. (a)	269	7,102
DaVita, Inc. (a)	180	12,508
Express Scripts, Inc. (a)	931	50,321
Humana, Inc. (a)	293	16,039
Laboratory Corp. of America Holdings (a)	173	15,210
McKesson Corp.	449	31,601
Medco Health Solutions, Inc. (a)	755	46,259
Patterson Companies, Inc.	172	5,268
Quest Diagnostics, Inc.	246	13,277
Tenet Healthcare Corp. (a)	859	5,747
UnitedHealth Group, Inc.	1,964	70,920
WellPoint, Inc. (a)	705	40,086
		393,642
Health Care Technology—0.1%
Cerner Corp. (a)	123	11,653
Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc. (a)	610	25,272
Life Technologies Corp. (a)	329	18,260
PerkinElmer, Inc.	215	5,551
Thermo Fisher Scientific, Inc. (a)	711	39,361
Waters Corp. (a)	162	12,589
		101,033
Pharmaceuticals—5.5%
Abbott Laboratories	2,753	131,896
Allergan, Inc.	556	38,181
Bristol-Myers Squibb Co.	3,041	80,526
Eli Lilly & Co.	1,807	63,317
Forest Laboratories, Inc. (a)	517	16,534

	Shares	Value
Hospira, Inc. (a)	302	$16,819
Johnson & Johnson	4,898	302,941
Merck & Co., Inc.	5,484	197,643
Mylan, Inc. (a)	767	16,207
Pfizer, Inc.	14,275	249,955
Watson Pharmaceuticals, Inc. (a)	228	11,776
		1,125,795
Industrials—11.0%
Aerospace & Defense—2.7%
Boeing Co.	1,299	84,773
General Dynamics Corp.	670	47,543
Goodrich Corp.	229	20,168
Honeywell International, Inc.	1,398	74,318
ITT Corp.	328	17,092
L-3 Communications Holdings, Inc.	202	14,239
Lockheed Martin Corp.	522	36,493
Northrop Grumman Corp.	518	33,556
Precision Castparts Corp.	255	35,499
Raytheon Co.	649	30,075
Rockwell Collins, Inc.	282	16,429
United Technologies Corp.	1,638	128,943
		539,128
Air Freight & Logistics—1.1%
C.H. Robinson Worldwide, Inc.	296	23,736
Expeditors International of Washington, Inc.	381	20,802
FedEx Corp.	567	52,737
United Parcel Service, Inc., Class B	1,767	128,249
		225,524
Airlines—0.1%
Southwest Airlines Co.	1,331	17,276
Building Products—0.0%
Masco Corp.	633	8,014
Commercial Services & Supplies—0.5%
Avery Dennison Corp.	196	8,299
Cintas Corp.	218	6,095
Iron Mountain, Inc.	361	9,028
Pitney Bowes, Inc.	359	8,681
R.R. Donnelley & Sons Co.	373	6,516
Republic Services, Inc.	540	16,124
Stericycle, Inc. (a)	153	12,381
Waste Management, Inc.	847	31,229
		98,353
Construction & Engineering—0.2%
Fluor Corp.	322	21,336
Jacobs Engineering Group, Inc. (a)	229	10,500
Quanta Services, Inc. (a)	383	7,629
		39,465
Electrical Equipment—0.5%
Emerson Electric Co.	1,343	76,779
Rockwell Automation, Inc.	256	18,358
Roper Industries, Inc.	167	12,764
		107,901

See Accompanying Notes to Financial Statements.

7

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

	Shares	Value
Industrial Conglomerates—2.5%
3M Co.	1,269	$109,515
General Electric Co.	18,976	347,071
Textron, Inc.	495	11,702
Tyco International Ltd.	871	36,094
		504,382
Machinery—2.3%
Caterpillar, Inc.	1,137	106,491
Cummins, Inc.	359	39,494
Danaher Corp.	951	44,859
Deere & Co.	759	63,035
Dover Corp.	338	19,756
Eaton Corp.	301	30,554
Flowserve Corp.	96	11,445
Illinois Tool Works, Inc.	883	47,152
Ingersoll-Rand PLC	580	27,312
PACCAR, Inc.	655	37,610
Pall Corp.	213	10,561
Parker Hannifin Corp.	290	25,027
Snap-On, Inc.	100	5,658
		468,954
Professional Services—0.1%
Dun & Bradstreet Corp.	87	7,142
Equifax, Inc.	222	7,903
Robert Half International, Inc.	266	8,140
		23,185
Road & Rail—0.8%
CSX Corp.	670	43,289
Norfolk Southern Corp.	645	40,519
Ryder System, Inc.	90	4,737
Union Pacific Corp.	882	81,726
		170,271
Trading Companies & Distributors—0.2%
Fastenal Co.	268	16,056
W.W. Grainger, Inc.	106	14,640
		30,696
Information Technology—18.6%
Communications Equipment—2.2%
Cisco Systems, Inc. (a)	9,873	199,731
F5 Networks, Inc. (a)	150	19,524
Harris Corp.	233	10,555
JDS Uniphase Corp. (a)	396	5,734
Juniper Networks, Inc. (a)	936	34,557
Motorola, Inc. (a)	4,183	37,940
QUALCOMM, Inc.	2,888	142,927
Tellabs, Inc.	663	4,495
		455,463
Computers & Peripherals—4.4%
Apple, Inc. (a)	1,637	528,031
Dell, Inc. (a)	2,987	40,474
EMC Corp. (a)	3,673	84,112
Hewlett-Packard Co.	4,034	169,831
Lexmark International, Inc., Class A (a)	138	4,805

	Shares	Value
NetApp, Inc. (a)	648	$35,614
QLogic Corp. (a)	183	3,115
SanDisk Corp. (a)	417	20,791
Western Digital Corp. (a)	401	13,594
		900,367
Electronic Equipment, Instruments & Components—0.5%
Amphenol Corp., Class A	314	16,573
Corning, Inc.	2,784	53,787
FLIR Systems, Inc. (a)	287	8,538
Jabil Circuit, Inc.	356	7,152
Molex, Inc.	252	5,725
		91,775
Internet Software & Services—1.9%
Akamai Technologies, Inc. (a)	328	15,432
eBay, Inc. (a)	2,048	56,996
Google, Inc., Class A (a)	445	264,317
Monster Worldwide, Inc. (a)	232	5,482
VeriSign, Inc.	301	9,834
Yahoo!, Inc. (a)	2,316	38,515
		390,576
IT Services—3.0%
Automatic Data Processing, Inc.	873	40,402
Cognizant Technology Solutions Corp., Class A (a)	547	40,090
Computer Sciences Corp.	279	13,838
Fidelity National Information Services, Inc.	473	12,956
Fiserv, Inc. (a)	272	15,928
International Business Machines Corp.	2,214	324,927
MasterCard, Inc., Class A	173	38,771
Paychex, Inc.	578	17,866
SAIC, Inc. (a)	529	8,390
Teradata Corp. (a)	298	12,266
Total System Services, Inc.	297	4,568
Visa, Inc., Class A	867	61,019
Western Union Co.	1,160	21,541
		612,562
Office Electronics—0.1%
Xerox Corp.	2,478	28,546
Semiconductors & Semiconductor Equipment—2.5%
Advanced Micro Devices, Inc. (a)	1,026	8,393
Altera Corp.	558	19,854
Analog Devices, Inc.	537	20,229
Applied Materials, Inc.	2,376	33,383
Broadcom Corp., Class A	811	35,319
First Solar, Inc. (a)	93	12,103
Intel Corp.	9,945	209,143
KLA-Tencor Corp.	304	11,747
Linear Technology Corp.	406	14,044
LSI Corp. (a)	1,105	6,619
MEMC Electronic Materials, Inc. (a)	413	4,650
Microchip Technology, Inc.	340	11,631
Micron Technology, Inc. (a)	1,524	12,222
National Semiconductor Corp.	435	5,986

See Accompanying Notes to Financial Statements.

8

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

	Shares	Value
Novellus Systems, Inc. (a)	153	$4,945
NVIDIA Corp. (a)	1,037	15,970
Teradyne, Inc. (a)	330	4,633
Texas Instruments, Inc.	2,091	67,957
Xilinx, Inc.	454	13,157
		511,985
Software—4.0%
Adobe Systems, Inc. (a)	907	27,917
Autodesk, Inc. (a)	397	15,165
BMC Software, Inc. (a)	318	14,991
CA, Inc.	678	16,570
Citrix Systems, Inc. (a)	339	23,191
Compuware Corp. (a)	385	4,493
Electronic Arts, Inc. (a)	596	9,762
Intuit, Inc. (a)	492	24,256
McAfee, Inc. (a)	273	12,643
Microsoft Corp.	13,406	374,296
Novell, Inc. (a)	633	3,747
Oracle Corp.	6,895	215,814
Red Hat, Inc. (a)	342	15,612
Salesforce.com, Inc. (a)	208	27,456
Symantec Corp. (a)	1,378	23,068
		808,981
Materials—3.7%
Chemicals—2.1%
Air Products & Chemicals, Inc.	380	34,561
Airgas, Inc.	130	8,120
CF Industries Holdings, Inc.	133	17,975
Dow Chemical Co.	2,071	70,704
E.I. Du Pont de Nemours & Co.	1,624	81,005
Eastman Chemical Co.	127	10,678
Ecolab, Inc.	407	20,521
FMC Corp.	135	10,785
International Flavors & Fragrances, Inc.	140	7,783
Monsanto Co.	962	66,994
PPG Industries, Inc.	294	24,716
Praxair, Inc.	538	51,363
Sherwin-Williams Co.	163	13,651
Sigma-Aldrich Corp.	216	14,377
		433,233
Construction Materials—0.1%
Vulcan Materials Co.	236	10,469
Containers & Packaging—0.2%
Ball Corp.	165	11,228
Bemis Co., Inc.	198	6,467
Owens-Illinois, Inc. (a)	292	8,964
Sealed Air Corp.	286	7,279
		33,938
Metals & Mining—1.2%
AK Steel Holding Corp.	199	3,258
Alcoa, Inc.	1,826	28,102
Allegheny Technologies, Inc.	176	9,712
Cliffs Natural Resources, Inc.	240	18,722

	Shares	Value
Freeport-McMoRan Copper & Gold, Inc.	839	$100,755
Newmont Mining Corp.	885	54,366
Nucor Corp.	556	24,364
Titanium Metals Corp. (a)	163	2,800
United States Steel Corp.	259	15,131
		257,210
Paper & Forest Products—0.1%
International Paper Co.	774	21,084
MeadWestvaco Corp.	303	7,926
		29,010
Telecommunication Services—3.1%
Diversified Telecommunication Services—2.8%
AT&T, Inc.	10,534	309,489
CenturyTel, Inc.	544	25,117
Frontier Communications Corp.	1,775	17,271
Qwest Communications International, Inc.	3,104	23,621
Verizon Communications, Inc.	5,031	180,009
Windstream Corp.	867	12,086
		567,593
Wireless Telecommunication Services—0.3%
American Tower Corp., Class A (a)	704	36,355
MetroPCS Communications, Inc. (a)	473	5,974
Sprint Nextel Corp. (a)	5,314	22,478
		64,807
Utilities—3.3%
Electric Utilities—1.8%
Allegheny Energy, Inc.	310	7,514
American Electric Power Co., Inc.	864	31,087
Duke Energy Corp.	2,363	42,085
Edison International	587	22,658
Entergy Corp.	320	22,666
Exelon Corp.	1,179	49,094
FirstEnergy Corp.	551	20,398
NextEra Energy, Inc.	748	38,889
Northeast Utilities	313	9,978
Pepco Holdings, Inc.	402	7,337
Pinnacle West Capital Corp.	196	8,124
PPL Corp.	853	22,451
Progress Energy, Inc.	527	22,914
Southern Co.	1,502	57,421
		362,616
Gas Utilities—0.1%
Nicor, Inc.	85	4,243
ONEOK, Inc.	191	10,595
		14,838
Independent Power Producers & Energy Traders—0.1%
AES Corp. (a)	1,182	14,397
Constellation Energy Group, Inc.	364	11,149
NRG Energy, Inc. (a)	441	8,617
		34,163

See Accompanying Notes to Financial Statements.

9

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

	Shares	Value
Multi-Utilities—1.3%
Ameren Corp.	419	$11,812
CenterPoint Energy, Inc.	759	11,932
CMS Energy Corp.	439	8,165
Consolidated Edison, Inc.	515	25,529
Dominion Resources, Inc.	1,037	44,301
DTE Energy Co.	301	13,641
Integrys Energy Group, Inc.	144	6,985
NiSource, Inc.	496	8,740
PG&E Corp.	700	33,488
Public Service Enterprise Group, Inc.	893	28,406
SCANA Corp.	204	8,282
Sempra Energy	424	22,252
TECO Energy, Inc.	385	6,853
Wisconsin Energy Corp.	213	12,537
Xcel Energy, Inc.	826	19,452
		262,375
Total Common Stocks (cost of $13,338,608)		20,386,671
	Par
SHORT-TERM OBLIGATION—1.4%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/10, due 01/03/11, at 0.160%, collateralized by a U.S. Government Agency obligation maturing 11/20/14, market value $285,656 (repurchase proceeds $279,004)	$279,000	279,000
Total Short-Term Obligation (cost of $279,000)		279,000
Total Investments—101.3% (cost of $13,617,608) (d)		20,665,671
Other Assets & Liabilities, Net—(1.3)%		(266,643)
Net Assets—100.0%		$20,399,028

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  A portion of this security with a market value of $219,360 is pledged as collateral for open futures contracts.

(c)  Investments in affiliates during the year ended December 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bank of America Corp.*	$359,015	$3,361	$53,903	$219	$—
Ameriprise Financial, Inc.**	—	615	5,775	272	24,977
Totals	$359,015	$3,976	$59,678	$491	$24,977

*As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from January 1, 2010 through April 30, 2010.

**As of May 1, 2010, this company became an affiliate of the Fund. The above table reflects activity for the period from May 1, 2010 through December 31, 2010.

(d)  Cost for federal income tax purposes is $15,133,549.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$20,386,671	$—	$—	$20,386,671
Total Short-Term Obligation	—	279,000	—	279,000
Total Investments	20,386,671	279,000	—	20,665,671
Unrealized Appreciation on Futures Contracts	7,621	—	—	7,621
Total	$20,394,292	$279,000	$—	$20,673,292

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2010, the Fund held the following open long futures contracts:

Equity Risk

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	1	$313,251	$305,630	Mar-2011	$7,621

At December 31, 2010, the Fund held investments in the following sectors:

Sector(Unaudited)	% of Net Assets
Information Technology	18.6
Financials	16.0
Energy	12.0
Industrials	11.0
Health Care	10.9
Consumer Discretionary	10.7
Consumer Staples	10.6
Materials	3.7
Utilities	3.3
Telecommunication Services	3.1
99.9
Short-Term Obligation	1.4
Other Assets & Liabilities, Net	(1.3)
100.0

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

Assets
Unaffiliated investments, at cost	$13,608,214
Affiliated investments, at cost	9,394
Total investments, at cost	13,617,608
Unaffiliated investments, at value	$20,640,694
Affiliated investments, at value	24,977
Total investments, at value	20,665,671
Cash	532
Receivable for:
Investments sold	1,356
Dividends	24,148
Interest	1
Expense reimbursement due from investment adviser	14,095
Trustees' deferred compensation plan	17,508
Prepaid expenses	160
Other assets	12,991
Total Assets	20,736,462
Liabilities
Payable for:
Investments purchased	599
Fund shares repurchased	262,523
Futures variation margin	375
Investment advisory fee	3,516
Pricing and bookkeeping fees	4,472
Transfer agent fee	1,040
Trustees' fees	430
Audit fee	27,675
Custody fee	8,043
Distribution fees — Class B	4,378
Chief compliance officer expenses	201
Trustees' deferred compensation plan	17,508
Other liabilities	6,674
Total Liabilities	337,434
Net Assets	$20,399,028
Net Assets Consist of
Paid-in capital	$16,112,101
Undistributed net investment income	317,043
Accumulated net realized loss	(3,085,800)
Net unrealized appreciation (depreciation) on:
Investments	7,048,063
Futures contracts	7,621
Net Assets	$20,399,028
Class A
Net assets	$22,457
Shares outstanding	2,055
Net asset value per share	$10.93
Class B
Net assets	$20,376,571
Shares outstanding	1,880,229
Net asset value per share	$10.84

See Accompanying Notes to Financial Statements.

11

Statement of Operations

Columbia S&P 500® Index Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Dividends	$429,079
Dividends from affiliates	491
Interest	138
Total Investment Income	429,708
Expenses
Investment advisory fee	42,222
Distribution fees — Class B	52,736
Transfer agent fee	4,017
Pricing and bookkeeping fees	47,815
Trustees' fees	16,840
Custody fee	30,275
Audit fee	32,786
Reports to shareholders	17,259
Chief compliance officer expenses	934
Other expenses	24,452
Total Expenses	269,336
Fees waived or expenses reimbursed by investment adviser	(184,925)
Custody earning credits	(8)
Net Expenses	84,403
Net Investment Income	345,305
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investments	585,962
Affiliated investments	(44,897)
Futures contracts	35,041
Net realized gain	576,106
Net change in unrealized appreciation (depreciation) on:
Investments	1,931,392
Futures contracts	6,276
Net change in unrealized appreciation (depreciation)	1,937,668
Net Gain	2,513,774
Net Increase Resulting from Operations	$2,859,079

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets

Columbia S&P 500® Index Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment income	$345,305	$421,331
Net realized gain (loss) on investments and futures contracts	576,106	(524,252)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,937,668	5,343,206
Net increase resulting from operations	2,859,079	5,240,285
Distributions to Shareholders
From net investment income:
Class A	(220)	(2,374)
Class B	(416,308)	(630,612)
Total distributions to shareholders	(416,528)	(632,986)
Net Capital Stock Transactions	(5,843,487)	(4,344,431)
Total increase (decrease) in net assets	(3,400,936)	262,868
Net Assets
Beginning of period	23,799,964	23,537,096
End of period	$20,399,028	$23,799,964
Undistributed net investment income at end of period	$317,043	$388,440

Capital Stock Activity
	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	2,031	$20,413	—	$—
Distributions reinvested	24	220	297	2,374
Redemptions	(9,441)	(93,084)	—	—
Net increase (decrease)	(7,386)	(72,451)	297	2,374
Class B
Subscriptions	72,881	678,771	159,395	1,184,589
Distributions reinvested	45,798	416,308	79,024	630,612
Redemptions	(701,859)	(6,866,115)	(760,739)	(6,162,006)
Net decrease	(583,180)	(5,771,036)	(522,320)	(4,346,805)

See Accompanying Notes to Financial Statements.

13

Financial Highlights

Columbia S&P 500® Index Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010	2009	2008	2007	2006(a)
Net Asset Value, Beginning of Period	$9.67	$7.90	$12.87	$12.40	$10.92
Income from Investment Operations:
Net investment income (b)	0.18	0.18	0.22	0.20	0.17
Net realized and unrealized gain (loss) on investments and futures contracts	1.30	1.85	(4.96)	0.46	1.49
Total from investment operations	1.48	2.03	(4.74)	0.66	1.66
Less Distributions to Shareholders:
From net investment income	(0.22)	(0.26)	(0.23)	(0.19)	(0.18)
Net Asset Value, End of Period	$10.93	$9.67	$7.90	$12.87	$12.40
Total return (c)(d)(e)	15.71%	26.37%	(37.30)%	5.23%	15.31%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	0.15%	0.22%	0.37%	0.47%	0.48%
Waiver/Reimbursement	0.88%	0.69%	0.34%	0.12%	0.06%
Net investment income (f)	1.77%	2.12%	2.05%	1.53%	1.47%
Portfolio turnover rate	6%	6%	5%	4%	5%
Net assets, end of period (000s)	$22	$91	$72	$115	$110

(a)  On May 1, 2006, Liberty S&P 500 Index Fund, Variable Series was renamed Columbia S&P 500® Index Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights

Columbia S&P 500® Index Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010	2009	2008	2007	2006(a)
Net Asset Value, Beginning of Period	$9.62	$7.86	$12.79	$12.34	$10.87
Income from Investment Operations:
Net investment income (b)	0.16	0.15	0.19	0.16	0.14
Net realized and unrealized gain (loss) on investments and futures contracts	1.26	1.84	(4.92)	0.45	1.48
Total from investment operations	1.42	1.99	(4.73)	0.61	1.62
Less Distributions to Shareholders:
From net investment income	(0.20)	(0.23)	(0.20)	(0.16)	(0.15)
Net Asset Value, End of Period	$10.84	$9.62	$7.86	$12.79	$12.34
Total return (c)(d)(e)	15.12%	25.96%	(37.40)%	4.87%	15.03%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	0.40%	0.47%	0.62%	0.72%	0.73%
Waiver/Reimbursement	0.88%	0.69%	0.34%	0.12%	0.06%
Net investment income (f)	1.64%	1.88%	1.79%	1.27%	1.22%
Portfolio turnover rate	6%	6%	5%	4%	5%
Net assets, end of period (000s)	$20,377	$23,709	$23,465	$46,888	$50,712

(a)  On May 1, 2006, Liberty S&P 500 Index Fund, Variable Series was renamed Columbia S&P 500® Index Fund, Variable Series

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia S&P 500® Index Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor's (S&P) 500® Index.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of

16

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments—The Fund may use derivative instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks, among others:

Equity Risk: Equity risk relates to the change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following notes provides more detailed information about the derivative type held by the Fund:

Futures Contracts—The Fund entered into equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's investment adviser. In addition, upon entering into index futures contracts, the Fund bears risks which may include securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended December 31, 2010, the Fund entered into 10 futures contracts.

The following table is a summary of the value of the Fund's derivative instruments as of December 31, 2010.

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Liability	Fair Value
Futures Variation Margin	$375	*

*  Includes only the current day's variation margin.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures contracts

Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity risk	$35,041	$6,276

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

17

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. The Fund also intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for tax return of capital were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(174)	$174	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income*	$416,528	$632,986

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$335,556	$—	$5,532,122

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$6,772,753
Unrealized depreciation	(1,240,631)
Net unrealized appreciation	$5,532,122

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized

18

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2013	$245,220
2014	523,352
2016	283,376
2017	510,290
$1,562,238

Capital loss carryforwards of $525,467 were utilized during the year ended December 31, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives a monthly investment advisory fee at the annual rate of 0.20% of the Fund's average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory, administrative and other services to the Fund under the same fee structure.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted

19

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.15% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Adviser at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,280,910 and $7,081,249 respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit

20

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of December 31, 2010, two shareholder accounts owned 96.3% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse

21

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2010

effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and except as disclosed below, noted no items requiring adjustment of the financial statements or additional disclosures.

Shareholders of the Fund have approved a proposal to merge the Fund into RiverSource Variable Portfolio – S&P 500 Index Fund. The merger is expected to occur before the end of the second quarter of 2011.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia S&P 500® Index Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia S&P 500® Index Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 10, shareholders of the Fund have approved a proposal to merge the Fund into RiverSource Variable Portfolio – S&P 500 Index Fund. The merger is expected to occur before the end of the second quarter of 2011.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

23

Federal Income Tax Information (Unaudited)

Columbia S&P 500® Index Fund, Variable Series

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010, qualifies for the corporate dividends received deduction.

24

Fund Governance

Columbia S&P 500® Index Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

25

Fund Governance (continued)

Columbia S&P 500® Index Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Michael A. Jones (Born 1959) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2011) Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 64; None

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

26

Fund Governance (continued)

Columbia S&P 500® Index Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President-U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

27

Fund Governance (continued)

Columbia S&P 500® Index Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

28

Important Information About This Report

A description of the policies and procedures that Columbia S&P 500® Index Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia S&P 500® Index Fund, Variable Series
P.O. Box 8081 Boston, MA 02266-8081

C-1496 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Select Large Cap Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2010

Columbia Select Large Cap Growth Fund, Variable Series seeks long-term capital appreciation.

Thomas M. Galvin has managed or co-managed the fund since September 2008. Richard A. Carter and Todd D. Herget have co-managed the fund since March 2009.

Summary

For the 12-month period that ended December 31, 2010, the fund's Class A shares outpaced both the benchmark, the Russell 1000 Growth Index,1 and the average return of the peer group, the Lipper VUF Large-Cap Growth Funds Classification.2 Positive stock selection in the information technology, health care and consumer discretionary sectors drove the fund's strong relative results. Financials were the largest detractor from returns during the period, but certain energy names also hurt returns.

Stock selection drove returns

The portfolio benefited from strong stock selection in the information technology sector. Top contributors included Internet content traffic manager Akamai Technologies (2.6% of net assets) which experienced rising demand for on-line video content delivery, boosted by viewership of sporting events such as World Cup soccer and the NCAA college basketball tournament. Apple (4.9% of net assets) sales grew after it released an updated iPhone and launched the new iPad tablet. Another top contributor in the sector was customer relationship management software maker Salesforce.com (3.8% of net assets) which continues to benefit as corporations seek to improve efficiency and profitability.

Stock selection was also positive in the consumer discretionary sector. Top performers included priceline.com and Amazon.com (3.5% and 4.5% of net assets, respectively). Strong international bookings helped online travel company priceline.com post solid earnings, despite disruption early in the year due to the Icelandic volcano eruption. Amazon.com continued to benefit from its market-leading position in the growing on-line retail sales business. Two of the fund's strongest health care performers were genetic testing equipment maker Illumina and drug manufacturer Novo Nordisk (2.2% and 3.6% of net assets, respectively). Illumina, a leader in genotyping, benefited from its technologies that help uncover early-stage disease markers amid a broader trend toward personalized medicine. Novo Nordisk continued to grow market share of its diabetes drug, Victoza.

By contrast, stock selection in the financials and energy sectors detracted from results. Shares of CME Group, a futures contract exchange operator (4.0% of net assets), were hit by investor concerns about rising competition in futures trading. We maintained the fund's position in the stock as we believe it has a technology innovation advantage over competitors. We sold a position in asset manager T. Rowe Price, another detractor. In the energy sector, investors became concerned when natural gas and oil producer, EOG Resources (4.3% of net assets), reduced its projected production volumes amid a low price environment for natural gas. We remain invested in the stock on the belief that the company's plan to shift its production emphasis from natural gas to oil will ultimately increase its profit margins.

Looking ahead

Lingering government and consumer debt, lackluster employment growth, a still-ailing housing market and depressed consumer confidence continue to weigh on the U.S. economy. As a result, we believe that growth may continue to be slow for some time. Against this backdrop, our focused strategy seeks to identify and invest in companies that are building market share in sectors that are gaining an increased share of consumer spending. By narrowly targeting market- and wallet-share winners, we believe the fund has the potential to identify the best growth opportunities across a variety of sectors, regardless of the direction or speed of the economy.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Holdings are disclosed as of December 31, 2010, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	Life
Class A (09/02/08)	24.89	5.16
Class B (09/02/08)	24.64	4.91
Russell 1000 Growth Index*	16.71	4.39

*Index performance for the life of the fund is from September 02, 2008.

Net asset value per share ($)	12/31/09	12/31/10
Class A	9.00	11.24
Class B	8.97	11.18

Performance of a $10,000 investment, 09/02/08 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

2

Understanding Your Expenses

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,341.30	1,020.92	5.02	4.33	0.85
Class B	1,000.00	1,000.00	1,340.50	1,019.66	6.49	5.60	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2010

	Shares	Value
COMMON STOCKS—98.3%
Consumer Discretionary—12.1%
Internet & Catalog Retail—10.5%
Amazon.com, Inc. (a)	1,347	$242,460
NetFlix, Inc. (a)	777	136,519
priceline.com, Inc. (a)	479	191,384
		570,363
Textiles, Apparel & Luxury Goods—1.6%
lululemon athletica, Inc. (a)	1,250	85,525
Consumer Staples—0.8%
Personal Products—0.8%
Estée Lauder Companies, Inc., Class A	526	42,448
Energy—8.0%
Energy Equipment & Services—3.7%
FMC Technologies, Inc. (a)	2,248	199,870
Oil, Gas & Consumable Fuels—4.3%
EOG Resources, Inc.	2,529	231,176
Financials—7.3%
Capital Markets—3.3%
Franklin Resources, Inc.	1,603	178,270
Diversified Financial Services—4.0%
CME Group, Inc.	670	215,572
Health Care—25.0%
Biotechnology—6.5%
Alexion Pharmaceuticals, Inc. (a)	1,952	157,233
Celgene Corp. (a)	3,333	197,114
		354,347
Health Care Equipment & Supplies—2.9%
St. Jude Medical, Inc. (a)	3,612	154,413
Health Care Providers & Services—3.7%
Medco Health Solutions, Inc. (a)	3,245	198,821
Life Sciences Tools & Services—4.4%
Illumina, Inc. (a)	1,852	117,306
QIAGEN N.V. (a)	6,198	121,171
		238,477
Pharmaceuticals—7.5%
Allergan, Inc.	3,109	213,495
Novo Nordisk A/S, ADR	1,709	192,382
		405,877
Industrials—8.5%
Aerospace & Defense—4.3%
Precision Castparts Corp.	1,659	230,949

	Shares	Value
Air Freight & Logistics—4.2%
C.H. Robinson Worldwide, Inc.	1,192	$95,587
Expeditors International of Washington, Inc.	2,427	132,514
		228,101
Information Technology—33.6%
Communications Equipment—7.2%
F5 Networks, Inc. (a)	1,630	212,161
QUALCOMM, Inc.	3,591	177,718
		389,879
Computers & Peripherals—8.5%
Apple, Inc. (a)	819	264,176
EMC Corp. (a)	8,502	194,696
		458,872
Internet Software & Services—10.8%
Akamai Technologies, Inc. (a)	2,951	138,845
Baidu, Inc., ADR (a)	2,570	248,082
Google, Inc., Class A (a)	333	197,792
		584,719
IT Services—3.3%
Cognizant Technology Solutions Corp., Class A (a)	2,461	180,367
Software—3.8%
Salesforce.com, Inc. (a)	1,571	207,372
Materials—3.0%
Chemicals—3.0%
Praxair, Inc.	1,731	165,259
Total Common Stocks (cost of $4,190,433)		5,320,677
	Par
SHORT-TERM OBLIGATION—3.4%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/10, due 01/03/11 at 0.160%, collateralized by a U.S. Government Agency obligation maturing 01/07/14, market value $186,850 (repurchase proceeds $183,002)	$183,000	183,000
Total Short-Term Obligation (cost of $183,000)		183,000
Total Investments—101.7% (cost of $4,373,433) (b)		5,503,677
Other Assets & Liabilities, Net—(1.7)%		(93,445)
Net Assets—100.0%		$5,410,232

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $4,398,957.

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2010

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$5,320,677	$—	$—	$5,320,677
Total Short-Term Obligation	—	183,000	—	183,000
Total Investments	$5,320,677	$183,000	$—	$5,503,677

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	33.6
Health Care	25.0
Consumer Discretionary	12.1
Industrials	8.5
Energy	8.0
Financials	7.3
Materials	3.0
Consumer Staples	0.8
98.3
Short Term Obligation	3.4
Other Assets & Liabilities, Net	(1.7)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2010

Assets
Investments, at cost	$4,373,433
Investments, at value	$5,503,677
Cash	698
Receivable for:
Investments sold	11,962
Dividends	435
Interest	1
Foreign tax reclaims	788
Expense reimbursement due from investment adviser	8,928
Trustees' deferred compensation plan	5,370
Prepaid expenses	29
Total Assets	5,531,888
Liabilities
Payable for:
Investments purchased	55,325
Investment advisory fee	3,464
Administration fee	1,012
Pricing and bookkeeping fees	3,294
Transfer agent fee	368
Trustees' fees	39
Audit fee	33,200
Legal fee	4,298
Custody fee	1,413
Distribution fees — Class B	576
Chief compliance officer expenses	189
Reports to shareholders	12,740
Trustees' deferred compensation plan	5,370
Other liabilities	368
Total Liabilities	121,656
Net Assets	$5,410,232
Net Assets Consist of
Paid-in capital	$4,786,965
Accumulated net investment loss	(5,104)
Accumulated net realized loss	(501,873)
Net unrealized appreciation on investments	1,130,244
Net Assets	$5,410,232
Class A
Net assets	$2,714,586
Shares outstanding	241,507
Net asset value per share	$11.24
Class B
Net assets	$2,695,646
Shares outstanding	241,187
Net asset value per share	$11.18

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Select Large Cap Growth Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Dividends	$21,685
Interest	4
Foreign taxes withheld	(444)
Total Investment Income	21,245
Expenses
Investment advisory fee	35,448
Administration fee	7,090
Distribution fees — Class B	5,894
Transfer agent fee	995
Pricing and bookkeeping fees	39,381
Trustees' fees	15,653
Custody fee	5,219
Audit fee	38,311
Legal fees	6,182
Reports to shareholders	15,639
Chief compliance officer expenses	908
Other expenses	2,368
Total Expenses	173,088
Fees waived or expenses reimbursed by investment adviser	(127,000)
Custody earnings credit	(20)
Net Expenses	46,068
Net Investment Loss	(24,823)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	545,065
Net change in unrealized appreciation (depreciation) on investments	576,839
Net Gain	1,121,904
Net Increase Resulting from Operations	$1,097,081

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Select Large Cap Growth Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment loss	$(24,823)	$(10,244)
Net realized gain (loss) on investments	545,065	(500,214)
Net change in unrealized appreciation (depreciation) on investments	576,839	1,940,607
Net increase resulting from operations	1,097,081	1,430,149
Distributions to Shareholders
From net investment income:
Class A	—	(600)
Class B	—	(300)
Total distributions to shareholders	—	(900)
Net Capital Stock Transactions	(182,544)	900
Total increase in net assets	914,537	1,430,149
Net Assets
Beginning of period	4,495,695	3,065,546
End of period	$5,410,232	$4,495,695
Accumulated net investment loss at end of period	$(5,104)	$(2,027)
Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	241,507	$2,535,820	—	$—
Distributions reinvested	—	—	81	600
Redemptions	(250,081)	(2,625,849)	—	—
Net increase (decrease)	(8,574)	(90,029)	81	600
Class B
Subscriptions	241,187	2,520,408	—	—
Distributions reinvested	—	—	40	300
Redemptions	(250,040)	(2,612,923)	—	—
Net increase (decrease)	(8,853)	(92,515)	40	300

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Select Large Cap Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,		Period Ended December 31,
	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$9.00	$6.13	$10.00
Income from Investment Operations:
Net investment income (loss) (b)	(0.05)	(0.01)	—	(c)
Net realized and unrealized gain (loss) on investments	2.29	2.88	(3.87)
Total from investment operations	2.24	2.87	(3.87)
Less Distributions to Shareholders:
From net investment income	—	— (c)	—
Net Asset Value, End of Period	$11.24	$9.00	$6.13
Total return (d)(e)(f)	24.89%	46.87%	(38.70	)%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	0.85%	0.85%	0.85	%(i)
Waiver/Reimbursement	2.69%	3.71%	6.79	%(i)
Net investment income (loss) (h)	(0.40)%	(0.15)%	0.08	%(i)
Portfolio turnover rate	87%	46%	31	%(g)
Net assets, end of period (000s)	$2,715	$2,252	$1,533

(a)  Class A shares commenced operations on September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Select Large Cap Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,		Period Ended December 31,
	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$8.97	$6.13	$10.00
Income from Investment Operations:
Net investment income (loss) (b)	(0.07)	(0.03)	—	(c)
Net realized and unrealized gain (loss) on investments	2.28	2.87	(3.87)
Total from investment operations	2.21	2.84	(3.87)
Less Distributions to Shareholders:
From net investment income	—	— (c)	—
Net Asset Value, End of Period	$11.18	$8.97	$6.13
Total return (d)(e)(f)	24.64%	46.35%	(38.70	)%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	1.10%	1.10%	1.10	%(i)
Waiver/Reimbursement	2.69%	3.71%	6.79	%(i)
Net investment loss (h)	(0.65)%	(0.40)%	(0.17	)%(i)
Portfolio turnover rate	87%	46%	31	%(g)
Net assets, end of period (000s)	$2,696	$2,244	$1,532

(a)  Class B shares commenced operations on September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia Select Large Cap Growth Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

11

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2010

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$21,746	$(1)	$(21,745)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income*	$—	$900

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

12

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2010

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$1,104,720

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,163,484
Unrealized depreciation	(58,764)
Net unrealized appreciation	$1,104,720

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$476,348

Capital loss carryforwards of $556,954 expired during the year ended December 31, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives a monthly investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory services to the Fund under the same fee structure.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser receives a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed

13

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2010

Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.85% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Adviser at any time.

Prior to May 1, 2010, Columbia contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges related to overdrafts, if any) did not exceed 0.85% of the Fund's average daily net assets on an annualized basis.

The New Adviser is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or expense reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery, if any.

At December 31, 2010, the amounts potentially recoverable by the New Adviser pursuant to this arrangement are as follows:

Amount of Potential Recovery Expiring December 31:			Total Potential	Amount Recovered During the Year Ended
2013	2012	2011	Recovery	12/31/10
$127,000	$137,199	$78,321	$342,520	$—

14

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2010

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $4,086,122 and $4,454,960, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of December 31, 2010, the investment adviser owned 100.0% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the

15

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2010

Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgement order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Event

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Select Large Cap Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

17

Fund Governance

Columbia Select Large Cap Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

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Fund Governance (continued)

Columbia Select Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Michael A. Jones (Born 1959) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2011) Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 64; None

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Columbia Select Large Cap Growth Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President-U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

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Fund Governance (continued)

Columbia Select Large Cap Growth Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Board Consideration and Approval of Advisory Agreements

Columbia Select Large Cap Growth Fund, Variable Series

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For Columbia Select Large Cap Growth Fund, Variable Series, the Advisory Agreement will decrease contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory

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Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  For Columbia Select Large Cap Growth Fund, Variable Series, the reduction in the rates payable under its administrative services agreement;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia Select Large Cap Growth Fund, Variable Series so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

•  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

•  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements. The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance. The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund's Advisory Agreement.

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Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia Select Large Cap Growth Fund, Variable Series' performance was in the first quintile (where the best performance would be in the first quintile) for the one-year period of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses. The trustees considered that the Advisory Agreement for Columbia Select Large Cap Growth Fund, Variable Series would decrease the contractual investment advisory fee rates payable by that Fund and would be otherwise identical to that Fund's current investment management services agreement. The trustees reviewed and considered information that they had previously received in connection with the most recent approval of Columbia Select Large Cap Growth Fund, Variable Series' current investment management services agreement with Columbia Management.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability. The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale. The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis)

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and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management. The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE
CONSULTANT TO THE FUNDS SUPERVISED
BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

3  CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 ("June 7 Materials"), Tab 1 at p. 1.

   Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

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B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a "Fee Increase Fund"). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.  The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA's proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.  Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund – High Yield Opportunity Fund – would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.  CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to a contractual expense limitation calculated as the median of the relevant fund's Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

7.  CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

8.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

9.  CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

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Important Information About This Report

A description of the policies and procedures that Columbia Select Large Cap Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Select Large Cap Growth Fund, Variable Series
P.O. Box 8081 Boston, MA 02266-8081

C-1526 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Small Cap Value Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

Columbia Small Cap Value Fund, Variable Series seeks long-term capital appreciation.

Stephen D. Barbaro, the lead manager, has co-managed the fund since June 2002. Jeremy Javidi has co-managed the fund since August 2005.

Summary

For the 12-month period that ended December 31, 2010, the fund's Class A shares beat the 24.50% gain of their benchmark, the Russell 2000 Value Index,1 and the 24.53% average return of their peer group, the Lipper VUF Small Value Funds Classification.2 The fund benefited from strong security selection, driven by an emphasis on high quality small-cap companies with strong balance sheets, good cash flows and attractive stock valuations. Favorable sector weights, including an underweight in utilities and overweights in materials and industrials, also helped results.

Volatile investor expectations

Although the economy grew at a modest pace in 2010, investor expectations shifted dramatically, causing sharp changes to the market's course. Early in the year, many investors thought the economy was strengthening, and stocks climbed. Then, in the spring and summer, concerns over a European debt crisis and a potential double-dip recession sent stocks sharply lower. Anticipation that the Federal Reserve would breathe new life into the recovery, which it eventually did, stirred a strong rally that started in August and continued through the end of 2010. An improving outlook gave the biggest boost to small-cap stocks and more economically-sensitive sectors, which finished the year ahead of large caps and more defensive sectors.

Biggest gains from energy and technology

Over the period, we focused on companies that could gain market share, increase their dividend payments or yield to stronger industry players through mergers and acquisitions. This approach led to positive stock selection in the energy and information technology sectors. Energy stocks generally generated strong returns as oil prices strengthened. In addition, the fund owned some well-positioned exploration and production and energy service stocks, which we bought when they were selling at discounts to their peers. Many of these names benefited as their prospects improved even more than the rest of the industry. Of note was Mariner Energy, a company with valuable deep-water properties in the Gulf of Mexico, which rallied nicely following a handsome buyout offer early in the year. In technology, ADC Telecommunications, a network-equipment supplier whose products provide Internet connections, climbed after receiving an acquisition offer at a premium price. TeleTech Holdings (0.6% of net assets), a provider of outsourced services, including call centers, benefited as an improving economic outlook and strong execution led to market share gains. Elsewhere, Cirrus Logic and OmniVision Technologies, semiconductor communications equipment companies whose components go into the popular iPads and iPhones, also rallied nicely. We took profits and exited most of these positions.

Modest disappointments from financials and materials

Gains from the financials and materials sectors were strong, but trailed those in the index mainly because the fund did not own certain index components that rallied sharply. In materials, a lack of exposure to precious metals mining stocks hurt, as gold and silver prices rose. We focused instead on industrial metals, which did well, but lagged precious metals. Owning more specialty chemical than commodity-related chemical companies further hindered results.

A look ahead

In 2011, we expect small-cap stocks to benefit from an improving economic outlook and continued low borrowing costs. In addition, we believe small-caps could get a boost from merger and acquisition activity, as large companies with strong balance sheets and better access to credit markets look for ways to expand their businesses. We also think capital spending will increase, in part because companies have postponed expenditures in recent years but also because they have new tax incentives to make these investments. In this regard, the fund ended the year with an economically sensitive bias that included overweights in industrials and technology – sectors that we expect to be among the biggest beneficiaries of increased capital spending – as well as in energy and materials. In addition, the fund has an above-average stake in health care, where we found a number of attractively valued stocks. Going forward, we expect the best investment opportunities to continue to come from small companies that can gain market share, increase their dividends or benefit from merger and acquisition activity.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the adviser's opinion, undervalued. The price of the company's stock may not approach the value the manager has placed on it.

Holdings are disclosed as of December 31, 2010 and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 2000 Value Index tracks the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Class A (05/19/98)	26.75	5.92	9.46
Class B (06/01/00)	26.46	5.72	9.32
Russell 2000 Value Index	24.50	3.52	8.42

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	12/31/10
Class A	14.01	17.53
Class B	13.98	17.49

Performance of a $10,000 investment, 01/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

2

Understanding Your Expenses

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,268.10	1,020.27	5.60	4.99	0.98
Class B	1,000.00	1,000.00	1,267.00	1,019.66	6.29	5.60	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class B shares, Class B shares account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

	Shares	Value
COMMON STOCKS—100.5%
Consumer Discretionary—9.1%
Diversified Consumer Services—0.6%
Lincoln Educational Services Corp.	50,879	$789,134
Regis Corp.	70,252	1,166,183
		1,955,317
Hotels, Restaurants & Leisure—1.7%
Benihana, Inc., Class A (a)	114,402	930,088
Bob Evans Farms, Inc.	49,081	1,617,710
CEC Entertainment, Inc. (a)	26,038	1,011,056
Jack in the Box, Inc. (a)	38,970	823,436
Red Robin Gourmet Burgers, Inc. (a)	43,343	930,574
		5,312,864
Household Durables—1.1%
American Greetings Corp., Class A	49,590	1,098,914
Cavco Industries, Inc. (a)	28,027	1,308,581
CSS Industries, Inc.	55,122	1,136,064
		3,543,559
Leisure Equipment & Products—0.4%
JAKKS Pacific, Inc. (a)	77,055	1,403,942
Specialty Retail—4.9%
Aaron's, Inc.	51,380	1,047,638
America's Car-Mart, Inc. (a)	39,548	1,070,960
Finish Line, Inc., Class A	83,080	1,428,145
Foot Locker, Inc.	88,201	1,730,504
GameStop Corp., Class A (a)	60,747	1,389,891
Men's Wearhouse, Inc.	54,691	1,366,181
OfficeMax, Inc. (a)	82,933	1,467,914
Pacific Sunwear of California, Inc. (a)	329,556	1,786,194
Rent-A-Center, Inc.	84,546	2,729,145
Shoe Carnival, Inc. (a)	63,990	1,727,730
		15,744,302
Textiles, Apparel & Luxury Goods—0.4%
Movado Group, Inc. (a)	83,755	1,351,806
Consumer Staples—1.9%
Food & Staples Retailing—1.2%
Andersons, Inc.	39,370	1,431,100
Ruddick Corp.	40,910	1,507,124
Spartan Stores, Inc.	69,420	1,176,669
		4,114,893
Food Products—0.7%
Fresh Del Monte Produce, Inc.	87,729	2,188,839
Energy—8.8%
Energy Equipment & Services—3.6%
Cal Dive International, Inc. (a)	222,590	1,262,085
Dawson Geophysical Co. (a)	35,613	1,136,055
Gulf Island Fabrication, Inc.	67,694	1,907,617
Matrix Service Co. (a)	94,261	1,148,099
Patterson-UTI Energy, Inc.	74,500	1,605,475
T-3 Energy Services, Inc. (a)	39,135	1,558,747

	Shares	Value
TGC Industries, Inc. (a)	144,629	$549,590
Tidewater, Inc.	25,243	1,359,083
Union Drilling, Inc. (a)	166,470	1,211,902
		11,738,653
Oil, Gas & Consumable Fuels—5.2%
Berry Petroleum Co., Class A	36,690	1,603,353
Bill Barrett Corp. (a)	41,490	1,706,484
Forest Oil Corp. (a)	31,890	1,210,863
Holly Corp.	32,350	1,318,909
International Coal Group, Inc. (a)	180,757	1,399,059
James River Coal Co. (a)	50,510	1,279,418
Nordic American Tanker Shipping	64,990	1,691,040
Stone Energy Corp. (a)	81,182	1,809,547
Swift Energy Co. (a)	52,408	2,051,773
Vaalco Energy, Inc. (a)	153,899	1,101,917
World Fuel Services Corp.	40,910	1,479,306
		16,651,669
Financials—30.9%
Capital Markets—3.4%
Federated Investors, Inc., Class B	29,971	784,341
GFI Group, Inc.	266,312	1,249,003
International Assets Holding Corp. (a)	75,260	1,776,136
Investment Technology Group, Inc. (a)	106,448	1,742,554
Knight Capital Group, Inc., Class A (a)	157,090	2,166,271
Medallion Financial Corp.	96,249	789,242
optionsXpress Holdings, Inc.	69,847	1,094,502
Piper Jaffray Companies, Inc. (a)	41,864	1,465,659
		11,067,708
Commercial Banks—7.3%
Ameris Bancorp (a)	117,955	1,243,246
BancFirst Corp.	32,964	1,357,787
BancTrust Financial Group, Inc. (a)	80,158	214,022
Bryn Mawr Bank Corp.	67,771	1,182,604
Chemical Financial Corp.	85,849	1,901,555
Columbia Banking System, Inc.	85,808	1,807,116
Community Trust Bancorp, Inc.	52,639	1,524,425
First Citizens BancShares, Inc., Class A	11,151	2,108,097
First Commonwealth Financial Corp.	278,698	1,973,182
First Financial Corp.	58,698	2,062,648
First National Bank of Alaska	417	746,430
Hancock Holding Co.	43,042	1,500,444
Investors Bancorp, Inc. (a)	82,873	1,087,294
Merchants Bancshares, Inc.	52,676	1,451,751
Northfield Bancorp, Inc.	85,968	1,145,094
Northrim BanCorp, Inc.	59,329	1,146,236
West Coast Bancorp (a)	348,860	983,785
		23,435,716
Consumer Finance—0.6%
Cash America International, Inc.	51,849	1,914,784

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

	Shares	Value
Diversified Financial Services—0.3%
Pico Holdings, Inc. (a)	25,596	$813,953
Insurance—8.8%
Allied World Assurance Co. Holdings Ltd.	17,530	1,041,983
American Safety Insurance Holdings Ltd. (a)	74,619	1,595,354
Argo Group International Holdings Ltd.	47,700	1,786,365
Baldwin & Lyons, Inc., Class B	50,985	1,199,677
CNA Surety Corp. (a)	87,366	2,068,827
eHealth, Inc. (a)	137,145	1,946,088
EMC Insurance Group, Inc.	57,094	1,292,608
FBL Financial Group, Inc., Class A	57,916	1,660,452
Global Indemnity PLC (a)	156,364	3,197,644
Hanover Insurance Group, Inc.	29,850	1,394,592
Harleysville Group, Inc.	29,843	1,096,432
Horace Mann Educators Corp.	112,958	2,037,762
National Western Life Insurance Co., Class A	6,237	1,039,833
Navigators Group, Inc. (a)	41,770	2,103,119
Safety Insurance Group, Inc.	43,836	2,085,279
Stewart Information Services Corp.	86,470	996,999
United Fire & Casualty Co.	89,042	1,987,417
		28,530,431
Real Estate Investment Trusts (REITs)—5.4%
Chesapeake Lodging Trust	63,017	1,185,350
DCT Industrial Trust, Inc.	290,618	1,543,182
DiamondRock Hospitality Co. (a)	177,182	2,126,184
Franklin Street Properties Corp.	94,560	1,347,480
Getty Realty Corp.	42,257	1,321,799
National Health Investors, Inc.	32,047	1,442,756
Potlatch Corp.	54,929	1,787,939
Starwood Property Trust, Inc.	88,684	1,904,932
Sunstone Hotel Investors, Inc. (a)	103,728	1,071,510
Terreno Realty Corp. (a)	63,340	1,135,686
Universal Health Realty Income Trust	34,208	1,249,618
Urstadt Biddle Properties, Inc., Class A	72,793	1,415,824
		17,532,260
Real Estate Management & Development—0.3%
Avatar Holdings, Inc. (a)	54,537	1,080,923
Thrifts & Mortgage Finance—4.8%
Bank Mutual Corp.	265,911	1,271,055
BankFinancial Corp.	154,288	1,504,308
Beneficial Mutual Bancorp, Inc. (a)	182,375	1,610,371
Brookline Bancorp, Inc.	186,252	2,020,834
Clifton Savings Bancorp, Inc.	94,093	1,017,145
ESSA Bancorp, Inc.	82,620	1,092,236
Home Federal Bancorp, Inc.	122,117	1,498,376
TrustCo Bank Corp. NY	178,718	1,133,072
United Financial Bancorp, Inc.	72,941	1,113,809
Washington Federal, Inc.	98,050	1,659,006
Westfield Financial, Inc.	163,600	1,513,300
		15,433,512

	Shares	Value
Health Care—7.5%
Health Care Equipment & Supplies—2.9%
Analogic Corp.	18,260	$904,053
Angiodynamics, Inc. (a)	69,025	1,060,914
Cantel Medical Corp.	60,965	1,426,581
ICU Medical, Inc. (a)	26,951	983,711
Kensey Nash Corp. (a)	48,005	1,335,979
Medical Action Industries, Inc. (a)	107,110	1,026,114
Quidel Corp. (a)	62,016	896,131
Symmetry Medical, Inc. (a)	104,088	962,814
Young Innovations, Inc.	28,096	899,353
		9,495,650
Health Care Providers & Services—4.1%
AmSurg Corp. (a)	62,861	1,316,938
Centene Corp. (a)	37,020	938,087
HealthSpring, Inc. (a)	90,108	2,390,565
Kindred Healthcare, Inc. (a)	90,661	1,665,443
Magellan Health Services, Inc. (a)	31,110	1,470,881
Medcath Corp. (a)	110,790	1,545,520
NovaMed, Inc. (a)	64,065	738,669
Owens & Minor, Inc.	42,215	1,242,387
Triple-S Management Corp., Class B (a)	50,334	960,373
U.S. Physical Therapy, Inc. (a)	51,345	1,017,658
		13,286,521
Pharmaceuticals—0.5%
Medicis Pharmaceutical Corp., Class A	57,240	1,533,460
Industrials—17.0%
Aerospace & Defense—0.9%
AAR Corp. (a)	46,775	1,284,909
Ceradyne, Inc. (a)	53,906	1,699,656
		2,984,565
Air Freight & Logistics—0.3%
Pacer International, Inc. (a)	134,639	920,931
Airlines—0.3%
Skywest, Inc.	62,513	976,453
Building Products—1.3%
A.O. Smith Corp.	30,595	1,165,058
Ameron International Corp.	20,933	1,598,653
Universal Forest Products, Inc.	34,065	1,325,128
		4,088,839
Commercial Services & Supplies—2.0%
ABM Industries, Inc.	51,460	1,353,398
Consolidated Graphics, Inc. (a)	27,206	1,317,587
Ennis, Inc.	57,852	989,269
G&K Services, Inc., Class A	40,646	1,256,368
United Stationers, Inc. (a)	23,525	1,501,130
		6,417,752
Construction & Engineering—3.1%
Comfort Systems USA, Inc.	84,724	1,115,815
Dycom Industries, Inc. (a)	116,470	1,717,932
EMCOR Group, Inc. (a)	64,855	1,879,498

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

	Shares	Value
KBR, Inc.	49,673	$1,513,536
KHD Humboldt Wedag International AG	67,455	625,800
Layne Christensen Co. (a)	39,356	1,354,634
Pike Electric Corp. (a)	114,815	985,113
Sterling Construction Co., Inc. (a)	69,212	902,524
		10,094,852
Electrical Equipment—1.7%
Belden, Inc.	39,097	1,439,551
Broadwind Energy, Inc. (a)	619,988	1,432,172
GrafTech International Ltd. (a)	77,619	1,539,961
Powell Industries, Inc. (a)	30,270	995,278
		5,406,962
Machinery—3.5%
Astec Industries, Inc. (a)	35,649	1,155,384
CIRCOR International, Inc.	32,980	1,394,394
EnPro Industries, Inc. (a)	41,868	1,740,034
FreightCar America, Inc.	37,220	1,077,147
Harsco Corp.	35,274	998,960
Kadant, Inc. (a)	63,183	1,489,223
LB Foster Co., Class A (a)	30,982	1,268,403
Mueller Industries, Inc.	51,901	1,697,163
Robbins & Myers, Inc.	14,413	515,697
		11,336,405
Marine—0.3%
Diana Shipping, Inc. (a)	83,580	1,004,632
Professional Services—1.5%
CDI Corp.	60,472	1,124,175
FTI Consulting, Inc. (a)	31,100	1,159,408
Korn/Ferry International (a)	61,884	1,430,139
Navigant Consulting, Inc. (a)	105,750	972,900
		4,686,622
Road & Rail—1.3%
Heartland Express, Inc.	62,603	1,002,900
Ryder System, Inc.	24,870	1,309,157
Werner Enterprises, Inc.	84,078	1,900,163
		4,212,220
Trading Companies & Distributors—0.8%
Applied Industrial Technologies, Inc.	39,698	1,289,391
Kaman Corp.	47,111	1,369,517
		2,658,908
Information Technology—13.6%
Communications Equipment—2.2%
Anaren, Inc. (a)	59,822	1,247,289
Bel Fuse, Inc., Class B	38,828	927,989
Black Box Corp.	38,719	1,482,550
Plantronics, Inc.	26,883	1,000,585
Symmetricom, Inc. (a)	150,808	1,069,229
Tekelec (a)	117,400	1,398,234
		7,125,876

	Shares	Value
Electronic Equipment, Instruments & Components—3.6%
Anixter International, Inc.	28,147	$1,681,220
Benchmark Electronics, Inc. (a)	92,231	1,674,915
Brightpoint, Inc. (a)	130,977	1,143,429
CTS Corp.	98,672	1,091,312
Electro Scientific Industries, Inc. (a)	65,175	1,044,755
Littelfuse, Inc.	29,010	1,365,211
Methode Electronics, Inc.	95,306	1,236,119
MTS Systems Corp.	33,206	1,243,897
Nam Tai Electronics, Inc.	191,067	1,222,829
		11,703,687
Internet Software & Services—1.0%
InfoSpace, Inc. (a)	122,100	1,013,430
United Online, Inc.	183,800	1,213,080
ValueClick, Inc. (a)	72,040	1,154,801
		3,381,311
IT Services—3.2%
Acxiom Corp. (a)	68,235	1,170,230
CACI International, Inc., Class A (a)	31,383	1,675,852
CSG Systems International, Inc. (a)	61,829	1,171,041
Global Cash Access Holdings, Inc. (a)	353,956	1,129,120
Jack Henry & Associates, Inc.	28,690	836,314
MAXIMUS, Inc.	17,319	1,135,780
MoneyGram International, Inc. (a)	474,506	1,285,911
TeleTech Holdings, Inc. (a)	90,560	1,864,631
		10,268,879
Semiconductors & Semiconductor Equipment—2.1%
Amkor Technology, Inc. (a)	136,508	1,008,794
ATMI, Inc. (a)	54,985	1,096,401
Integrated Device Technology, Inc. (a)	155,650	1,036,629
MKS Instruments, Inc. (a)	38,000	930,620
Tessera Technologies, Inc. (a)	41,370	916,345
Varian Semiconductor Equipment Associates, Inc. (a)	23,948	885,358
Zoran Corp. (a)	113,097	995,254
		6,869,401
Software—1.5%
Compuware Corp. (a)	97,440	1,137,125
Monotype Imaging Holdings, Inc. (a)	89,554	994,049
Parametric Technology Corp. (a)	45,433	1,023,606
Progress Software Corp. (a)	37,281	1,577,732
		4,732,512
Materials—7.1%
Chemicals—2.3%
H.B. Fuller Co.	90,045	1,847,723
Minerals Technologies, Inc.	25,110	1,642,445
OM Group, Inc. (a)	95,709	3,685,754
		7,175,922

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

	Shares	Value
Construction Materials—0.2%
Eagle Materials, Inc.	24,771	$699,781
Containers & Packaging—2.1%
Greif, Inc., Class A	18,834	1,165,825
Greif, Inc., Class B	48,704	2,970,944
Packaging Corp. of America	44,366	1,146,417
Silgan Holdings, Inc.	43,410	1,554,512
		6,837,698
Metals & Mining—2.5%
Carpenter Technology Corp.	20,930	842,223
Haynes International, Inc.	37,323	1,561,221
Olympic Steel, Inc.	52,497	1,505,614
RTI International Metals, Inc. (a)	36,020	971,820
Terra Nova Royalty Corp. (a)	115,498	902,039
Thompson Creek Metals Co., Inc. (a)	158,200	2,328,704
		8,111,621
Telecommunication Services – 1.5%
Diversified Telecommunication Services—0.6%
Neutral Tandem, Inc. (a)	78,383	1,131,850
Warwick Valley Telephone Co.	59,234	820,391
		1,952,241
Wireless Telecommunication Services—0.9%
nTelos Holdings Corp.	90,073	1,715,891
Shenandoah Telecommunications Co.	58,421	1,094,225
		2,810,116
Utilities—3.1%
Electric Utilities—1.1%
ALLETE, Inc.	49,539	1,845,823
MGE Energy, Inc.	39,597	1,693,168
		3,538,991
Gas Utilities—0.5%
Laclede Group, Inc.	43,611	1,593,546
Multi-Utilities—1.5%
Avista Corp.	82,345	1,854,409
CH Energy Group, Inc.	29,015	1,418,543
NorthWestern Corp.	53,860	1,552,785
		4,825,737
Total Common Stocks (cost of $308,860,559)		324,547,222

	Par	Value
SHORT-TERM OBLIGATION—0.4%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/10, due 01/03/11, at 0.150%, collateralized by a U.S. Treasury obligation maturing 10/31/15, market value $1,380,469 (repurchase proceeds $1,351,017)	$1,351,000	$1,351,000
Total Short-Term Obligation (cost of $1,351,000)		1,351,000
Total Investments—100.9% (cost of $310,211,559) (b)		325,898,222
Other Assets & Liabilities, Net—(0.9)%		(2,769,572)
Net Assets—100.0%		$323,128,650

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $311,245,608.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$29,311,790	$—	$—	$29,311,790
Consumer Staples	6,303,732	—	—	6,303,732
Energy	28,390,322	—	—	28,390,322
Financials	99,809,287	—	—	99,809,287
Health Care	24,315,631	—	—	24,315,631
Industrials	54,163,341	625,800	—	54,789,141
Information Technology	44,081,666	—	—	44,081,666
Materials	22,825,022	—	—	22,825,022
Telecommunication Services	4,762,357	—	—	4,762,357
Utilities	9,958,274	—	—	9,958,274
Total Common Stocks	323,921,422	625,800	—	324,547,222
Total Short-Term Obligation	—	1,351,000	—	1,351,000
Total Investments	$323,921,422	$1,976,800	$—	$325,898,222

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

7

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

At December 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	30.9
Industrials	17.0
Information Technology	13.6
Consumer Discretionary	9.1
Energy	8.8
Health Care	7.5
Materials	7.1
Utilities	3.1
Consumer Staples	1.9
Telecommunication Services	1.5
100.5
Short-Term Obligation	0.4
Other Assets & Liabilities, Net	(0.9)
100.0

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

Assets
Investments, at cost	$310,211,559
Investments, at value	$325,898,222
Cash	82
Receivable for:
Investments sold	16,567
Fund shares sold	58,822
Dividends	336,024
Interest	6
Expense reimbursement due from investment adviser	38,380
Trustees' deferred compensation plan	40,217
Prepaid expenses	2,784
Total Assets	326,391,104
Liabilities
Payable for:
Investments purchased	615,865
Fund shares repurchased	2,207,961
Investment advisory fee	218,222
Pricing and bookkeeping fees	7,817
Transfer agent fee	16,201
Trustees' fees	1,510
Custody fee	16,462
Distribution fees — Class B	61,898
Chief compliance officer expenses	427
Trustees' deferred compensation plan	40,217
Other liabilities	75,874
Total Liabilities	3,262,454
Net Assets	$323,128,650
Net Assets Consist of
Paid-in capital	$276,513,465
Undistributed net investment income	1,741,529
Accumulated net realized gain	29,186,993
Net unrealized appreciation on investments	15,686,663
Net Assets	$323,128,650
Class A
Net assets	$29,529,044
Shares outstanding	1,684,708
Net asset value per share	$17.53
Class B
Net assets	$293,599,606
Shares outstanding	16,788,337
Net asset value per share	$17.49

See Accompanying Notes to Financial Statements.

9

Statement of Operations

Columbia Small Cap Value Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Dividends	$6,111,407
Interest	4,494
Total Investment Income	6,115,901
Expenses
Investment advisory fee	2,858,999
Distribution fee — Class B	832,442
Transfer agent fee	58,360
Pricing and bookkeeping fees	97,862
Trustees' fees	33,803
Custody fee	64,092
Chief compliance officer expenses	1,357
Other expenses	209,019
Expenses before interest expense	4,155,934
Interest expense	521
Total Expenses	4,156,455
Fees waived by distributor — Class B	(263,395)
Interest expense reimbursed by investment adviser	(521)
Custody earnings credit	(11)
Net Expenses	3,892,528
Net Investment Income	2,223,373
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	65,959,570
Futures contracts	(7,239,477)
Net realized gain	58,720,093
Net change in unrealized appreciation (depreciation) on investments	22,272,693
Net Gain	80,992,786
Net Increase Resulting from Operations	$83,216,159

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets

Columbia Small Cap Value Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment income	$2,223,373	$3,028,530
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	58,720,093	(19,914,168)
Net change in unrealized appreciation (depreciation) on investments	22,272,693	111,319,807
Net increase resulting from operations	83,216,159	94,434,169
Distributions to Shareholders
From net investment income:
Class A	(312,593)	(240,039)
Class B	(4,303,306)	(3,381,359)
From net realized gains:
Class A	—	(38,297)
Class B	—	(699,376)
Total distributions to shareholders	(4,615,899)	(4,359,071)
Net Capital Stock Transactions	(215,355,808)	36,392,747
Total increase (decrease) in net assets	(136,755,548)	126,467,845
Net Assets
Beginning of period	459,884,198	333,416,353
End of period	$323,128,650	$459,884,198
Undistributed net investment income at end of period	$1,741,529	$2,885,372
Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	351,690	$5,523,731	200,460	$2,277,667
Distributions reinvested	21,119	312,593	23,891	278,336
Redemptions	(367,655)	(5,543,723)	(250,269)	(2,897,151)
Net increase (decrease)	5,154	292,601	(25,918)	(341,148)
Class B
Subscriptions	2,728,284	41,350,732	6,745,976	75,113,962
Distributions reinvested	290,602	4,303,306	350,880	4,080,735
Redemptions	(17,452,795)	(261,302,447)	(3,648,320)	(42,460,802)
Net increase (decrease)	(14,433,909)	(215,648,409)	3,448,536	36,733,895

See Accompanying Notes to Financial Statements.

11

Financial Highlights

Columbia Small Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010		2009	2008		2007		2006(a)
Net Asset Value, Beginning of Period	$14.01		$11.35	$18.08		$20.67		$17.86
Income from Investment Operations:
Net investment income (b)	0.13		0.12	0.17		0.13		0.11
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	3.58		2.70	(4.79)		(0.38)		3.33
Total from investment operations	3.71		2.82	(4.62)		(0.25)		3.44
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.14)	(0.12)		(0.10)		(0.10)
From net realized gains	—		(0.02)	(1.99)		(2.24)		(0.53)
Total distributions to shareholders	(0.19)		(0.16)	(2.11)		(2.34)		(0.63)
Net Asset Value, End of Period	$17.53		$14.01	$11.35		$18.08		$20.67
Total return (c)(d)	26.75%		25.16%	(28.02)%		(2.36)%		19.57%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (e)	0.93%		0.92%	0.89%		0.89%		0.91%
Interest expense	—	%(f)	—	—	%(f)	—	%(f)	—	%(f)
Net expenses (e)	0.93%		0.92%	0.89%		0.89%		0.91%
Waiver/Reimbursement	—	%(g)	—	—		—		—
Net investment income (e)	0.85%		0.99%	1.16%		0.63%		0.57%
Portfolio turnover rate	39%		43%	48%		51%		35%
Net assets, end of period (000s)	$29,529		$23,538	$19,357		$10,598		$13,668

(a)  On May 1, 2006, Colonial Small Cap Value Fund, Variable Series was renamed Columbia Small Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

(g)  The investment adviser reimbursed interest expense which had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Financial Highlights

Columbia Small Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010		2009	2008		2007		2006(a)
Net Asset Value, Beginning of Period	$13.98		$11.31	$18.01		$20.61		$17.81
Income from Investment Operations:
Net investment income (b)	0.09		0.10	0.13		0.09		0.07
Net realized and unrealized gain (loss) on investment, foreign currency and futures contracts	3.58		2.70	(4.77)		(0.39)		3.33
Total from investment operations	3.67		2.80	(4.64)		(0.30)		3.40
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.11)	(0.07)		(0.06)		(0.07)
From net realized gains	—		(0.02)	(1.99)		(2.24)		(0.53)
Total distributions to shareholders	(0.16)		(0.13)	(2.06)		(2.30)		(0.60)
Net Asset Value, End of Period	$17.49		$13.98	$11.31		$18.01		$20.61
Total return (c)(d)(e)	26.46%		25.00%	(28.15)%		(2.58)%		19.36%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	1.10%		1.10%	1.10%		1.10%		1.10%
Interest expense	—	%(g)	—	—	%(g)	—	%(g)	—	%(g)
Net expenses (f)	1.10%		1.10%	1.10%		1.10%		1.10%
Waiver/Reimbursement	0.08	%(h)	0.07%	0.04%		0.04%		0.06%
Net investment income (f)	0.61%		0.81%	0.83%		0.44%		0.38%
Portfolio turnover rate	39%		43%	48%		51%		35%
Net assets, end of period (000s)	$293,600		$436,346	$314,060		$467,568		$426,877

(a)  On May 1, 2006, Colonial Small Cap Value Fund, Variable Series was renamed Columbia Small Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  The investment adviser reimbursed interest expense which had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Notes to Financial Statements

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia Small Cap Value Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include

14

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments—The Fund may use derivative instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks, among others:

Equity Risk—Equity risk relates to the change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following note provides more detailed information about the derivative type held by the Fund:

Futures Contracts—The Fund entered into equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's investment adviser. In addition, upon entering into index futures contracts, the Fund bears risks which may include securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

During the year ended December 31, 2010, the Fund entered into 2,060 futures contracts.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures contracts	Equity	$(7,329,477)	$—

15

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for passive foreign investment company

16

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

(PFIC) adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$1,248,683	$(1,248,676)	$(7)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income*	$4,615,899	$3,637,334
Long-Term Capital Gains	—	721,737

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$3,711,810	$31,773,917	$14,652,614

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to PFIC adjustments and deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$49,676,629
Unrealized depreciation	(35,024,015)
Net unrealized appreciation	$14,652,614

The following capital loss carryforward may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2018	$3,484,391

Capital loss carryforwards of $24,380,451 were utilized during the year ended December 31, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.80%
$500 million to $1 billion	0.75%
Over $1 billion	0.70%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate was 0.80% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

17

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian

18

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

charges relating to overdrafts, if any) will not exceed 0.95% of the Fund's average daily net assets on an annualized basis. In addition, the New Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% if the total annual Fund operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 1.10% of the average daily net assets attributable to Class B shares. These arrangements may be modified or terminated by the New Adviser or the New Distributor at any time. Prior to May 1, 2010, Columbia and the Previous Distributor voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $137,089,688 and $357,517,585, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $2,420,000 at a weighted average interest rate of 1.64%.

For the year ended December 31, 2010, the investment adviser reimbursed the Fund $521 of interest expense.

Note 8. Shareholder Concentration

As of December 31, 2010, two shareholder accounts owned 76.6% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals

19

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2010

(the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgement order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Event

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Small Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

21

Federal Income Tax Information (Unaudited)

Columbia Small Cap Value Fund, Variable Series

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2010, $34,000,000, or, if subsequently determined to be different, the net capital gain of such year.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010, qualifies for the corporate dividends received deduction.

22

Fund Governance

Columbia Small Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

23

Fund Governance (continued)

Columbia Small Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Michael A. Jones (Born 1959) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2011) Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 64; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

24

Fund Governance (continued)

Columbia Small Cap Value Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President-U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

25

Fund Governance (continued)

Columbia Small Cap Value Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

26

Board Consideration and Approval of Advisory Agreements

Columbia Small Cap Value Fund, Variable Series

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For Columbia Small Cap Value Fund, Variable Series, the Advisory Agreement will decrease contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved the

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Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia Small Cap Value Fund, Variable Series so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

•  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

•  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements. The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance. The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and

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that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia Small Cap Value Fund, Variable Series' performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three- and five-year periods, and in the third quintile for the ten-year period of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses. The trustees considered that the Advisory Agreement for Columbia Small Cap Value Fund, Variable Series would decrease the contractual investment advisory fee rates payable by that Fund at certain asset levels and would be otherwise identical to that Fund's current investment management services agreement. The trustees reviewed and considered information that they had previously received in connection with the most recent approval of Columbia Small Cap Value Fund, Variable Series' current investment management services agreement with Columbia Management.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability. The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale. The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these

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and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management. The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE
CONSULTANT TO THE FUNDS SUPERVISED
BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

3  CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 ("June 7 Materials"), Tab 1 at p. 1.

   Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

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B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a "Fee Increase Fund"). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.  The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA's proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.  Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund – High Yield Opportunity Fund – would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.  CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to a contractual expense limitation calculated as the median of the relevant fund's Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

7.  CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

8.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

9.  CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

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Important Information About This Report

A description of the policies and procedures that Columbia Small Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Small Cap Value Fund, Variable Series
P.O. Box 8081 Boston, MA 02266-8081

C-1501 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Small Company Growth Fund, Variable Series

Columbia Funds Variable Insurance Trust

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Small Company Growth Fund, Variable Series / December 31, 2010

Columbia Small Company Growth Fund, Variable Series seeks long-term capital appreciation.

Wayne M. Collette, George J. Myers, Lawrence W. Lin and Brian D. Neigut have co-managed the fund since 2010.

Summary

For the 12-month period that ended December 31, 2010, the return of the fund's Class A shares fell just short of the return of its benchmark, the Russell 2000 Growth Index.1 However, the fund's return was higher than the average return of funds in its peer group, the Lipper VUF Small-Cap Growth Funds Classification.2 The fund was a beneficiary of the market's broad advance during the last half of the year, marking the second year of recovery from a global financial crisis. The information technology sector detracted from relative returns even though the sector produced the fund's best performer for the year. We believe that stock selection in the consumer discretionary sector was the largest contributor to positive results relative to competing funds.

Information technology stocks detracted from returns

Semiconductor chip-maker Cirrus Logic (0.5% of net assets), in the information technology sector, was the fund's best performer for the year on strength of sales of its high-end audio chips to smartphone device makers, notably Apple, which is its largest customer. However, other information technology holdings did not fare as well. Holdings with disappointing results included enterprise solutions provider, TeleTech Holdings, and wireless data technology provider, TeleCommunication Systems. Both stocks declined during the year due to investor concerns about weak earnings, and we subsequently sold them. The fund's largest detractor in 2010 was LodgeNet, provider of interactive media and connectivity solutions to hotels. We sold the stock on concerns about the company's high debt load, low hotel occupancy rates and weak demand for video-on-demand and other services.

Consumer discretionary holdings had positive results

Positive results from consumer discretionary holdings boosted relative returns. Among top performers for the fund were Pier 1 Imports, Imax, and Lululemon Athletica (0.8%, 0.6% and 1.0% of net assets, respectively), all on strength of consumer sales. Budget-conscious consumers snapped up reasonably priced merchandise, pushing sales at Pier 1 higher during a period of lackluster consumer spending. An improved slate of 3-D movies caused Imax ticket sales to more than double during 2010. Sales of Lululemon's yoga-inspired athletic apparel rose through the holiday shopping season, boosting profits for the high-end retailer.

Positioned for a gradual economic recovery

While the market rally in the second half of the year was broad, small-cap stocks outperformed large caps during 2010. Looking ahead, we continue to believe that certain stocks are attractively valued, despite the recent rally. However, challenges remain due to a stubbornly high unemployment rate and continued fall-out from the bursting of the housing bubble. Against this backdrop, we have positioned the portfolio for a gradual economic recovery. We continue to seek growth companies with products or services for which there is solid demand in the marketplace and a proven ability to grow regardless of the direction or pace of the economy.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies. Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Holdings are disclosed as of December 31, 2010, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

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Performance Information

Columbia Small Company Growth Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Class A (01/01/89)	28.38	4.01	3.19
Class B (06/01/00)	28.03	3.79	3.04
Russell 2000 Growth Index	29.09	5.30	3.78

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	12/31/10
Class A	9.55	12.26
Class B	9.42	12.06

Performance of a $10,000 investment, 01/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the Fund with the index. The returns for the index and Class A shares include assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed, at which time taxes may become due.

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Understanding Your Expenses

Columbia Small Company Growth Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,308.40	1,020.42	5.53	4.84	0.95
Class B	1,000.00	1,000.00	1,306.60	1,019.16	6.98	6.11	1.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Small Company Growth Fund, Variable Series / December 31, 2010

	Shares	Value
COMMON STOCKS—99.4%
Consumer Discretionary—19.1%
Auto Components—2.9%
Cooper Tire & Rubber Co.	35,470	$836,383
Tenneco, Inc. (a)	16,790	691,076
		1,527,459
Diversified Consumer Services—1.4%
Capella Education Co. (a)	5,975	397,815
Grand Canyon Education, Inc. (a)	16,920	331,463
		729,278
Hotels, Restaurants & Leisure—1.3%
BJ's Restaurants, Inc. (a)	11,420	404,611
Home Inns & Hotels Management, Inc., ADR (a)	6,845	280,371
		684,982
Household Durables—2.0%
Tempur-Pedic International, Inc. (a)	26,750	1,071,605
Internet & Catalog Retail—0.7%
Shutterfly, Inc. (a)	9,930	347,848
Leisure Equipment & Products—0.6%
Polaris Industries, Inc.	4,025	314,030
Media—1.7%
Cinemark Holdings, Inc.	12,985	223,861
Imax Corp. (a)	11,590	325,100
Knology, Inc. (a)	20,262	316,695
		865,656
Multiline Retail—0.6%
Gordmans Stores, Inc. (a)	19,935	334,111
Specialty Retail—4.3%
Body Central Corp. (a)	19,620	279,977
Children's Place Retail Stores, Inc. (a)	4,920	244,229
DSW, Inc., Class A (a)	6,400	250,240
Jo-Ann Stores, Inc. (a)	6,735	405,582
Pier 1 Imports, Inc. (a)	41,085	431,392
Vitamin Shoppe, Inc. (a)	19,664	661,497
		2,272,917
Textiles, Apparel & Luxury Goods—3.6%
CROCS, Inc. (a)	38,200	653,984
Deckers Outdoor Corp. (a)	4,840	385,942
Lululemon Athletica, Inc. (a)	7,605	520,334
Warnaco Group, Inc. (a)	6,415	353,274
		1,913,534
Consumer Staples—2.3%
Food & Staples Retailing—0.6%
Casey's General Stores, Inc.	7,470	317,550
Food Products—0.5%
Diamond Foods, Inc.	5,135	273,079
Personal Products—1.2%
Elizabeth Arden, Inc. (a)	14,100	324,441
Nu Skin Enterprises, Inc., Class A	9,350	282,931
		607,372

	Shares	Value
Energy—6.8%
Energy Equipment & Services—2.1%
Complete Production Services, Inc. (a)	15,110	$446,500
Dril-Quip, Inc. (a)	3,205	249,093
Hercules Offshore, Inc. (a)	63,060	218,188
Pioneer Drilling Co. (a)	22,461	197,881
		1,111,662
Oil, Gas & Consumable Fuels—4.7%
Brigham Exploration Co. (a)	9,870	268,859
Carrizo Oil & Gas, Inc. (a)	8,120	280,059
Cloud Peak Energy, Inc. (a)	14,644	340,180
Energy XXI Bermuda Ltd. (a)	9,753	269,866
McMoRan Exploration Co. (a)	13,900	238,246
Oasis Petroleum, Inc. (a)	11,220	304,286
Resolute Energy Corp. (a)	21,790	321,620
World Fuel Services Corp.	11,705	423,253
		2,446,369
Financials—5.9%
Capital Markets—0.8%
Stifel Financial Corp. (a)	6,561	407,044
Commercial Banks—1.8%
Center Financial Corp. (a)	42,010	318,436
Signature Bank (a)	12,825	641,250
		959,686
Consumer Finance—1.2%
EZCORP, Inc., Class A (a)	13,325	361,507
Netspend Holdings, Inc. (a)	20,401	261,541
		623,048
Diversified Financial Services—1.1%
Gain Capital Holdings, Inc. (a)	33,410	307,372
Portfolio Recovery Associates, Inc. (a)	3,503	263,426
		570,798
Real Estate Investment Trusts (REITs)—1.0%
FelCor Lodging Trust, Inc. (a)	38,000	267,520
Tanger Factory Outlet Centers	5,195	265,932
		533,452
Health Care—16.6%
Biotechnology—2.6%
Acorda Therapeutics, Inc. (a)	6,670	181,824
Alexion Pharmaceuticals, Inc. (a)	3,177	255,907
Cubist Pharmaceuticals, Inc. (a)	10,175	217,745
Halozyme Therapeutics, Inc. (a)	23,045	182,517
Momenta Pharmaceuticals, Inc. (a)	11,890	177,993
Onyx Pharmaceuticals, Inc. (a)	9,419	347,279
		1,363,265
Health Care Equipment & Supplies—4.8%
Align Technology, Inc. (a)	15,945	311,565
Cutera, Inc. (a)	14,225	117,925
DexCom, Inc. (a)	15,281	208,586
ICU Medical, Inc. (a)	5,960	217,540

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2010

	Shares	Value
Insulet Corp. (a)	15,020	$232,810
Masimo Corp.	18,473	537,010
NuVasive, Inc. (a)	17,874	458,468
Syneron Medical Ltd. (a)	13,000	132,470
Thoratec Corp. (a)	10,425	295,236
		2,511,610
Health Care Providers & Services—4.5%
Brookdale Senior Living, Inc. (a)	18,420	394,372
Catalyst Health Solutions, Inc. (a)	7,858	365,319
HMS Holdings Corp. (a)	5,540	358,826
IPC The Hospitalist Co., Inc. (a)	16,810	655,758
Mednax, Inc. (a)	4,600	309,534
PSS World Medical, Inc. (a)	12,075	272,895
		2,356,704
Health Care Technology—0.8%
Omnicell, Inc. (a)	30,845	445,710
Life Sciences Tools & Services—0.7%
ICON PLC, ADR (a)	18,190	398,361
Pharmaceuticals—3.2%
Ardea Biosciences, Inc. (a)	9,745	253,370
Auxilium Pharmaceuticals, Inc. (a)	8,455	178,401
Impax Laboratories, Inc. (a)	23,235	467,256
MAP Pharmaceuticals, Inc. (a)	14,710	246,245
Salix Pharmaceuticals Ltd. (a)	11,355	533,231
		1,678,503
Industrials—14.1%
Aerospace & Defense—1.7%
Hexcel Corp. (a)	26,670	482,461
LMI Aerospace, Inc. (a)	25,470	407,265
		889,726
Air Freight & Logistics—0.5%
Atlas Air Worldwide Holdings, Inc. (a)	4,635	258,772
Airlines—0.6%
Alaska Air Group, Inc. (a)	5,195	294,505
Commercial Services & Supplies—0.8%
Tetra Tech, Inc. (a)	17,285	433,162
Construction & Engineering—0.9%
Great Lakes Dredge & Dock Corp.	35,703	263,131
Sterling Construction Co., Inc. (a)	18,330	239,023
		502,154
Electrical Equipment—0.8%
Regal-Beloit Corp.	6,205	414,246
Machinery—4.4%
ArvinMeritor, Inc. (a)	32,450	665,874
Columbus McKinnon Corp. (a)	17,715	359,969
Lindsay Corp.	5,330	316,762
Robbins & Myers, Inc.	11,630	416,121
Tennant Co.	7,590	291,532
Wabash National Corp. (a)	23,150	274,327
		2,324,585
Marine—0.5%
DryShips, Inc. (a)	48,011	264,060

	Shares	Value
Professional Services—1.4%
Advisory Board Co. (a)	7,490	$356,749
Korn/Ferry International (a)	16,491	381,107
		737,856
Road & Rail—1.7%
Dollar Thrifty Automotive Group, Inc. (a)	5,010	236,772
Genesee & Wyoming, Inc., Class A (a)	6,165	326,437
Roadrunner Transportation Systems, Inc. (a)	22,815	329,905
		893,114
Trading Companies & Distributors—0.8%
TAL International Group, Inc.	12,947	399,674
Information Technology—28.4%
Communications Equipment—3.7%
Acme Packet, Inc. (a)	6,999	372,067
Aruba Networks, Inc. (a)	25,740	537,451
Oclaro, Inc. (a)	26,025	342,229
Riverbed Technology, Inc. (a)	19,435	683,529
		1,935,276
Electronic Equipment, Instruments & Components—2.0%
DTS, Inc. (a)	15,435	757,086
Universal Display Corp. (a)	8,935	273,858
		1,030,944
Internet Software & Services—5.9%
Ancestry.com, Inc. (a)	8,984	254,427
Dice Holdings, Inc. (a)	26,086	374,334
IntraLinks Holdings, Inc. (a)	22,486	420,713
KIT Digital, Inc. (a)	18,889	302,979
LogMeIn, Inc. (a)	13,670	606,128
OpenTable, Inc. (a)	4,485	316,103
VistaPrint NV (a)	8,815	405,490
Vocus, Inc. (a)	16,015	442,975
		3,123,149
IT Services—2.9%
ExlService Holdings, Inc. (a)	13,855	297,605
VeriFone Systems, Inc. (a)	22,335	861,238
Wright Express Corp. (a)	8,000	368,000
		1,526,843
Semiconductors & Semiconductor Equipment—5.4%
Cavium Networks, Inc. (a)	8,839	333,053
Cirrus Logic, Inc. (a)	17,490	279,490
Cymer, Inc. (a)	6,280	283,040
Entropic Communications, Inc. (a)	27,880	336,790
MIPS Technologies, Inc. (a)	16,525	250,519
OmniVision Technologies, Inc. (a)	16,005	473,908
Semtech Corp. (a)	12,865	291,264
Veeco Instruments, Inc. (a)	7,150	307,164
Volterra Semiconductor Corp. (a)	12,755	295,406
		2,850,634

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2010

	Shares	Value
Software—8.5%
AutoNavi Holdings Ltd., ADR (a)	7,280	$116,698
BroadSoft, Inc. (a)	10,952	261,534
Concur Technologies, Inc. (a)	10,964	569,361
Fortinet, Inc. (a)	12,065	390,303
Informatica Corp. (a)	9,005	396,490
Kenexa Corp. (a)	15,003	326,915
Netscout Systems, Inc. (a)	7,202	165,718
RealPage, Inc. (a)	12,245	378,738
SuccessFactors, Inc. (a)	25,324	733,383
TIBCO Software, Inc. (a)	40,175	791,849
VanceInfo Technologies, Inc., ADR (a)	10,470	361,634
		4,492,623
Materials—6.2%
Chemicals—1.2%
Solutia, Inc. (a)	27,205	627,892
Metals & Mining—5.0%
Allied Nevada Gold Corp. (a)	14,305	376,365
Globe Specialty Metals, Inc.	20,950	358,035
HudBay Minerals, Inc.	25,540	461,585
Stillwater Mining Co. (a)	36,953	788,946
Thompson Creek Metals Co., Inc. (a)	43,640	642,381
		2,627,312
Total Common Stocks (cost of $42,578,908)		52,292,160
	Par
SHORT-TERM OBLIGATION—1.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/10, due 01/03/11, at 0.150%, collateralized by a U.S. Treasury obligation maturing 10/31/15, market value $988,125 (repurchase proceeds $966,012)	$966,000	966,000
Total Short-Term Obligation (cost of $966,000)		966,000
Total Investments—101.2% (cost of $43,544,908) (b)		53,258,160
Other Assets & Liabilities, Net—(1.2)%		(617,898)
Net Assets—100.0%		$52,640,262

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $43,644,626.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$52,292,160	$—	$—	$52,292,160
Total Short-Term Obligation	—	966,000	—	966,000
Total Investments	$52,292,160	$966,000	$—	$53,258,160

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	28.4
Consumer Discretionary	19.1
Health Care	16.6
Industrials	14.1
Energy	6.8
Materials	6.2
Financials	5.9
Consumer Staples	2.3
99.4
Short-Term Obligation	1.8
Other Assets & Liabilities, Net	(1.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Small Company Growth Fund, Variable Series / December 31, 2010

Assets
Investments, at cost	$43,544,908
Investments, at value	$53,258,160
Cash	2
Receivable for:
Investments sold	34,379
Dividends	1,494
Interest	4
Expense reimbursement due from investment adviser	553
Trustees' deferred compensation plan	22,331
Prepaid expenses	355
Total Assets	53,317,278
Liabilities
Payable for:
Fund shares repurchased	550,348
Investment advisory fee	22,393
Administration fee	6,718
Transfer agent fee	2,653
Pricing and bookkeeping fees	4,033
Trustees' fees	16,312
Audit fee	36,065
Custody fee	4,500
Distribution fees — Class B	486
Chief compliance officer expenses	201
Trustees' deferred compensation plan	22,331
Other liabilities	10,976
Total Liabilities	677,016
Net Assets	$52,640,262
Net Assets Consist of
Paid-in capital	$59,651,058
Accumulated net investment loss	(46,833)
Accumulated net realized loss	(16,677,215)
Net unrealized appreciation on investments	9,713,252
Net Assets	$52,640,262
Class A
Net assets	$50,324,408
Shares outstanding	4,104,310
Net asset value per share	$12.26
Class B
Net assets	$2,315,854
Shares outstanding	192,036
Net asset value per share	$12.06

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Small Company Growth Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Dividends	$162,922
Interest	827
Total Investment Income	163,749
Expenses
Investment advisory fee	236,376
Administration fee	70,913
Distribution fees — Class B	4,640
Transfer agent fee	9,943
Pricing and bookkeeping fees	47,060
Trustees' fees	17,405
Custody fee	14,499
Audit fee	41,176
Reports to shareholders	26,628
Chief compliance officer expenses	947
Other expenses	14,358
Total Expenses	483,945
Fees waived or expenses reimbursed by investment adviser	(54,024)
Custody earnings credit	(13)
Net Expenses	429,908
Net Investment Loss	(266,159)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	6,332,114
Foreign currency transactions	(1,354)
Net realized gain	6,330,760
Net change in unrealized appreciation (depreciation) on investments	6,052,233
Net Gain	12,382,993
Net Increase Resulting from Operations	$12,116,834

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Small Company Growth Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment loss	$(266,159)	$(142,139)
Net realized gain (loss) on investments and foreign currency transactions	6,330,760	(8,274,532)
Net change in unrealized appreciation (depreciation) on investments	6,052,233	18,153,573
Net increase resulting from operations	12,116,834	9,736,902
Net Capital Stock Transactions	(6,611,626)	(6,186,492)
Total increase in net assets	5,505,208	3,550,410
Net Assets
Beginning of period	47,135,054	43,584,644
End of period	$52,640,262	$47,135,054
Accumulated net investment loss at end of period	$(46,833)	$(20,597)
Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	243,526	$2,584,817	193,853	$1,532,390
Redemptions	(942,407)	(9,761,598)	(1,103,059)	(8,663,570)
Net decrease	(698,881)	(7,176,781)	(909,206)	(7,131,180)
Class B
Subscriptions	89,360	873,311	118,088	982,573
Redemptions	(30,157)	(308,156)	(4,992)	(37,885)
Net increase	59,203	565,155	113,096	944,688

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Small Company Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010	2009	2008	2007		2006(a)
Net Asset Value, Beginning of Period	$9.55	$7.60	$14.50	$12.78		$11.37
Income from Investment Operations:
Net investment loss (b)	(0.06)	(0.03)	(0.04)	(0.06)		(0.05)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.77	1.98	(5.37)	1.78		1.46
Total from investment operations	2.71	1.95	(5.41)	1.72		1.41
Less Distributions to Shareholders:
From net realized gains	—	—	(1.49)	—		—
Net Asset Value, End of Period	$12.26	$9.55	$7.60	$14.50		$12.78
Total return (c)(d)(e)	28.38%	25.66%	(40.82)%	13.46%		12.40%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.90%	0.80%	0.80%	0.80%		0.80%
Interest expense	—	—	—	—	%(g)	—
Net expenses (f)	0.90%	0.80%	0.80%	0.80%		0.80%
Waiver/Reimbursement	0.11%	0.29%	0.11%	0.10%		0.07%
Net investment loss (f)	(0.55)%	(0.33)%	(0.37)%	(0.43)%		(0.42)%
Portfolio turnover rate	134%	112%	135%	210%		174%
Net assets, end of period (000s)	$50,324	$45,884	$43,436	$86,889		$91,233

(a)  On May 1, 2006, Liberty Small Company Growth Fund, Variable Series was renamed Columbia Small Company Growth Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Small Company Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010	2009	2008	2007		2006(a)
Net Asset Value, Beginning of Period	$9.42	$7.52	$14.35	$12.67		$11.29
Income from Investment Operations:
Net investment loss (b)	(0.08)	(0.05)	(0.05)	(0.10)		(0.08)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.72	1.95	(5.33)	1.78		1.46
Total from investment operations	2.64	1.90	(5.38)	1.68		1.38
Less Distributions to Shareholders:
From net realized gains	—	—	(1.45)	—		—
Net Asset Value, End of Period	$12.06	$9.42	$7.52	$14.35		$12.67
Total return (c)(d)(e)	28.03%	25.27%	(40.93)%	13.26%		12.22%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.15%	1.05%	1.05%	1.05%		1.05%
Interest expense	—	—	—	—	%(g)	—
Net expenses (f)	1.15%	1.05%	1.05%	1.05%		1.05%
Waiver/Reimbursement	0.11%	0.29%	0.11%	0.10%		0.07%
Net investment loss (f)	(0.81)%	(0.53)%	(0.54)%	(0.68)%		(0.69)%
Portfolio turnover rate	134%	112%	135%	210%		174%
Net assets, end of period (000s)	$2,316	$1,251	$148	$1		$1

(a)  On May 1, 2006, Liberty Small Company Growth Fund, Variable Series was renamed Columbia Small Company Growth Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia Small Company Growth Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia Small Company Growth Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for

12

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2010

interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, passive foreign investment company (PFIC) adjustments and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$239,923	$(2,309)	$(237,614)

Net investment loss and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

13

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2010

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$9,613,534

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to PFIC adjustments and deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$10,314,803
Unrealized depreciation	(701,269)
Net unrealized appreciation	$9,613,534

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$1,682,014
2017	14,922,914
$16,604,928

Capital loss carryforwards of $5,609,374 were utilized during the year ended December 31, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $1.5 billion	0.45%
Over $1.5 billion	0.40%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory services to the Fund under the same fee structure.

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser receives a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive

14

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2010

of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expense (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.95% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Adviser at any time.

Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) did not exceed 0.80% of the Fund's average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The

15

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2010

Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $62,278,674 and $67,928,439, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of December 31, 2010, two shareholder accounts owned 69.2% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for

16

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2010

further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Event

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Small Company Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Company Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

18

Fund Governance

Columbia Small Company Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

19

Fund Governance (continued)

Columbia Small Company Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Michael A. Jones (Born 1959) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2011) Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 64; None

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

20

Fund Governance (continued)

Columbia Small Company Growth Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President-U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

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Fund Governance (continued)

Columbia Small Company Growth Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Board Consideration and Approval of Advisory Agreements

Columbia Small Company Growth Fund, Variable Series

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For Columbia Small Company Growth Fund, Variable Series, the Advisory Agreement would, subject to shareholder approval, increase contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee

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recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  For Columbia Small Company Growth Fund, Variable Series, the reduction in the rates payable under its administrative services agreement;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia Small Company Growth Fund, Variable Series so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

•  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

•  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements. The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance. The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund's Advisory Agreement.

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Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia Small Company Growth Fund, Variable Series' performance was in the fifth quintile (where the best performance would be in the first quintile) for the one-year period, in the fourth quintile for the three- and five-year periods, and in the third quintile for the ten-year period of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses. The trustees considered that the Advisory Agreement for Columbia Small Company Growth Fund, Variable Series would increase the contractual investment advisory fee rates payable by that Fund and would be otherwise identical to that Fund's current investment management services agreement. The trustees also considered that based on its expenses for its most recent fiscal year, adjusted to give effect to the Advisory Agreement and other proposed contractual changes, including the contractual expense limitations described above, Columbia Small Company Growth Fund, Variable Series' contractual management fees would have been in the third quintile (where the lowest fees and expenses would be in the first quintile) and total net expenses would have been in the third quintile of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability. The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale. The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance

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resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management. The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE
CONSULTANT TO THE FUNDS SUPERVISED
BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

3  CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 ("June 7 Materials"), Tab 1 at p. 1.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

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B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a "Fee Increase Fund"). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.  The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA's proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.  Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund – High Yield Opportunity Fund – would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.  CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to a contractual expense limitation calculated as the median of the relevant fund's Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

7.  CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

8.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

9.  CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

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Important Information About This Report

A description of the policies and procedures that Columbia Small Company Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Small Company Growth Fund, Variable Series
P.O. Box 8081 Boston, MA 02266-8081

C-1506 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Strategic Income Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Strategic Income Fund, Variable Series / December 31, 2010

Columbia Strategic Income Fund, Variable Series seeks total return, consisting of current income and capital appreciation.

Colin J. Lundgren, CFA, Brian Lavin, CFA and Gene R. Tannuzzo, CFA have co-managed the fund since 2010.

Summary

For the 12-month period that ended December 31, 2010, the fund's Class A shares outperformed the return of their primary benchmark, the Barclays Capital Government/Credit Bond Index,1 and modestly outpaced the gain of the blended benchmark,2 which consists of 35% Barclays Capital Aggregate Bond Index, 35% JPMorgan Global High Yield Index, 15% Citigroup Non-U.S. World Government Bond Index – Unhedged and 15% JPMorgan EMBI Global Diversified Index. The fund also outpaced the return of the average fund in its peer group, the Lipper VS General Bond Funds Classification.3 An overweight relative to the blended index in U.S. high-yield bonds and strong security selection among both emerging market and U.S. investment-grade bonds aided results.

Higher-risk assets beat developed-market government bonds

The U.S. economy and financial markets continued to recover in 2010, but their path was not exactly smooth as stubbornly high unemployment in the United States and sovereign debt concerns in Europe weighed heavily on investor sentiment. The year, however, ended on a positive note, as the economic outlook brightened in the second half, following the Federal Reserve's announcement that it would buy $600 billion in U.S. Treasury bonds and Congress's decision to extend prior tax cuts for an additional two years. In addition, economic data improved, while short-term interest rates and inflation hovered near zero.

Against this backdrop, bond prices rallied, with the biggest gains coming from sectors that typically carry the most credit risk – risk that the issuer might default on its payments to bondholders. For the year, U.S. high-yield bonds beat investment-grade corporate issues by a wide margin, while government bonds from emerging markets beat those from developed markets.

Strong positioning in U.S. high-yield bonds

For the 12-month period that ended December 31, 2010, the fund's U.S. high-yield bonds, which accounted for approximately 40% of net assets, generated a return of just under 15% – roughly in line with the high-yield benchmark, the JPMorgan Global High Yield Index. High-yield issues benefited from strong investor demand, as an improving economy lowered the risk of default. Within the sector, the best performers were CCC4 issues, which carry the lowest credit rating. The fund was well positioned, having used market weakness in the second quarter to boost high-yield exposure. Performance also benefited as we added to the fund's stake in investment-grade corporate bonds, which were about 12% of assets at period end. The fund's investment grade holdings were broadly diversified, but tended to favor utilities and debt issued by less-cyclical, asset-rich industrials. To help fund purchases, we cut back the fund's position in U.S. government bonds.

Mixed results from foreign government bonds

The fund's foreign government bond exposure – nearly 30% of assets – favored emerging markets over developed markets. This bias aided results as emerging market bonds returned just under 13% for the year, fueled, in part, by an improving global economic outlook and growing investor confidence. Security selection was positive, driven by a tilt toward Latin America and Asia, which benefited from a rebound in exports and strong growth in domestic demand. A second-half underweight in foreign developed-market government bonds, the weakest performing sector in the blended index, was helpful, as issues in many countries suffered from concerns related to the European sovereign debt crisis. However, performance in this sector was disappointing, as security selection detracted from performance and currency exposure further hindered results. Most foreign currencies depreciated against the U.S. dollar, which hurt performance, as did an underweight in the Japanese yen, which appreciated during the year. Over the 12-month period, we trimmed the fund's position in foreign developed market government bonds to 11% of assets.

A look ahead

Going forward, the fund is positioned for slow economic growth and low inflation, the type of environment which typically points investors toward the higher yields offered by the corporate sector. The fund continues to overweight high-yield and emerging market bonds. By contrast, we expect to maintain an underweight in foreign developed-market government bonds.

Past performance is no guarantee of future results.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa. Investing in foreign fixed-income markets carries additional risks associated with foreign political and economic developments and changes in currency exchange rates.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Holdings are disclosed as of December 31, 2010, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Barclays Capital Government/Credit Bond Index is an index that tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year.

2  The Blended Benchmark is a custom composite established by the fund's Adviser which consists of a 35% weighting of the Barclays Capital Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index – Unhedged and a 15% weighting of the JPMorgan Emerging Markets Bond Index Global Diversified ("EMBI Global") Index. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic and international issues. The Citigroup Non-U.S. World Government Bond Index – Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted index that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign entities, including Brady bonds, Eurobonds and quasi-sovereign entities, while limiting exposure to any one country.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

4  The credit quality ratings represent the lower of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investment does not remove market risk.

Performance Information

Columbia Strategic Income Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Class A (07/05/94)	10.43	6.84	7.58
Class B (06/01/00)	10.21	6.62	7.36
Barclays Capital Government/ Credit Bond Index	6.59	5.56	5.83
Blended Benchmark	10.21	7.78	8.19

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	12/31/10
Class A	8.60	8.83
Class B	8.56	8.79

Performance of a $10,000 investment, 01/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the indices. The returns for the indices and Class A shares assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Understanding Your Expenses

Columbia Strategic Income Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,064.60	1,021.93	3.38	3.31	0.65
Class B	1,000.00	1,000.00	1,063.60	1,020.67	4.68	4.58	0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Investment Portfolio

Columbia Strategic Income Fund, Variable Series / December 31, 2010

	Par (a)	Value
CORPORATE FIXED-INCOME BONDS & NOTES—57.2%
Basic Materials—3.6%
Chemicals—2.3%
Agricultural Chemicals—0.3%
CF Industries, Inc. 6.875% 05/01/18	170,000	$181,900
Chemicals – Diversified—1.0%
Celanese U.S. Holdings LLC 0.261% 04/02/14 (01/04/11) (b)(c)(d)	25,000	24,924
6.625% 10/15/18 (e)	8,000	8,260
Dow Chemical Co. 5.900% 02/15/15	115,000	127,327
INEOS Finance PLC 9.000% 05/15/15 (e)	85,000	90,419
INVISTA 9.250% 05/01/12 (e)	33,000	33,578
Lyondell Chemical Co. 8.000% 11/01/17 (e)	182,000	201,337
Momentive Performance Materials, Inc. 9.000% 01/15/21 (e)	65,000	68,575
NOVA Chemicals Corp. 8.375% 11/01/16	35,000	37,275
8.625% 11/01/19	60,000	65,550
Styron 7.500% 06/17/16 (02/28/11) (b)(c)(d)(f)	24,684	25,015
		682,260
Chemicals – Plastics—0.5%
Hexion Specialty Chemicals, Inc. 2.563% 05/05/13 (02/07/11) (b)(c)(d)	25,000	25,094
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 8.875% 02/01/18	260,000	277,875
9.000% 11/15/20 (e)	40,000	42,300
		345,269
Chemicals – Specialty—0.4%
MacDermid, Inc. 9.500% 04/15/17 (e)	90,000	94,950
Nalco Co. 6.625% 01/15/19 (e)	130,000	132,925
PQ Corp. 3.540% 07/30/14 (b)(f)	24,936	23,897
		251,772
Petrochemicals—0.1%
Rain CII Carbon LLC & CII Carbon Corp. 8.000% 12/01/18 (e)	80,000	82,000
Forest Products & Paper—0.2%
Paper & Related Products—0.2%
Cascades, Inc. 7.750% 12/15/17	120,000	125,100

	Par (a)	Value
Iron/Steel—0.4%
Steel – Producers—0.4%
ArcelorMittal 7.000% 10/15/39	105,000	$108,967
United States Steel Corp. 7.000% 02/01/18	118,000	119,770
7.375% 04/01/20	29,000	29,725
		258,462
Metals & Mining—0.7%
Diversified Minerals—0.3%
FMG Resources August 2006 Pty Ltd 6.375% 02/01/16 (e)	65,000	65,000
7.000% 11/01/15 (e)	138,000	141,450
		206,450
Metal – Aluminum—0.3%
Novelis, Inc./GA 8.375% 12/15/17 (e)	95,000	98,325
8.750% 12/15/20 (e)	95,000	98,562
		196,887
Metal – Copper—0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 04/01/17	40,000	44,250
Communications—12.8%
Advertising—0.7%
Advertising Agencies—0.3%
Interpublic Group of Companies, Inc. 6.250% 11/15/14	25,000	26,969
10.000% 07/15/17	150,000	175,500
		202,469
Advertising Services—0.4%
inVentiv Health, Inc. 10.000% 08/15/18 (e)	149,000	149,372
Visant Corp. 10.000% 10/01/17 (e)	83,000	88,188
		237,560
Media—4.7%
Broadcast Services/Programs—0.6%
Clear Channel Worldwide Holdings, Inc. 9.250% 12/15/17	210,000	229,950
XM Satellite Radio, Inc. 7.625% 11/01/18 (e)	149,000	153,842
		383,792
Cable TV—2.1%
Bresnan Broadband Holdings LLC 8.000% 12/15/18 (e)	5,000	5,150
Cablevision Systems Corp. 8.625% 09/15/17 (e)	110,000	119,763

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

	Par (a)	Value
CCH II LLC/CCH II Capital Corp. 13.500% 11/30/16	105,339	$125,617
CCO Holdings LLC/CCO Holdings Capital Corp. 8.125% 04/30/20	72,000	75,780
Cequel Communications Holdings I LLC & Cequel Capital Corp. 8.625% 11/15/17 (e)	95,000	99,275
Comcast Corp. 6.950% 08/15/37	110,000	124,417
DirecTV Holdings LLC 3.125% 02/15/16	265,000	261,466
6.375% 06/15/15	10,000	10,338
DISH DBS Corp. 7.875% 09/01/19	253,000	264,385
Insight Communications 9.375% 07/15/18 (e)	55,000	58,575
Time Warner Cable, Inc. 3.500% 02/01/15	10,000	10,275
5.000% 02/01/20	14,000	14,408
5.850% 05/01/17	15,000	16,737
5.875% 11/15/40	85,000	84,096
7.300% 07/01/38	75,000	87,698
		1,357,980
Multimedia—0.3%
Entravision Communications Corp. 8.750% 08/01/17 (e)	155,000	163,525
News America, Inc. 6.400% 12/15/35	20,000	21,488
6.550% 03/15/33	40,000	42,525
		227,538
Radio—0.6%
CMP Susquehanna Corp. 3.430% 05/15/14 (02/08/11) (c)(d)(g)	12,000	7,080
Salem Communications Corp. 9.625% 12/15/16	139,000	147,340
Sirius XM Radio, Inc. 8.750% 04/01/15 (e)	90,000	97,425
9.750% 09/01/15 (e)	145,000	162,762
		414,607
Television—1.1%
Belo Corp. 8.000% 11/15/16	65,000	70,038
Gray Television, Inc. 10.500% 06/29/15	114,000	114,855
Sinclair Television Group, Inc. 9.250% 11/01/17 (e)	225,000	243,562
Umbrella Acquisition, Inc. PIK, 9.750% 03/15/15 (c)(d)(e)	12,749	13,403
Univision Communications, Inc. 7.875% 11/01/20 (e)	130,000	136,500
8.500% 05/15/21 (e)	140,000	141,750
		720,108

	Par (a)	Value
Telecommunication Services—7.4%
Cellular Telecommunications—1.8%
Cellco Partnership/Verizon Wireless Capital LLC 5.550% 02/01/14	80,000	$88,216
8.500% 11/15/18	30,000	39,257
MetroPCS Wireless, Inc. 6.625% 11/15/20	70,000	66,675
7.875% 09/01/18	135,000	140,062
Nextel Communications, Inc. 7.375% 08/01/15	184,000	184,230
NII Capital Corp. 10.000% 08/15/16	50,000	55,375
Sprint Nextel Corp. 8.375% 08/15/17	214,000	229,515
United States Cellular Corp. 6.700% 12/15/33	60,000	58,282
Wind Acquisition Finance SA 11.750% 07/15/17 (e)	250,000	281,875
11.750% 07/15/17 (e)(g)(h)(n)	250,000	—
		1,143,487
Media—0.9%
Nielsen Finance LLC/Nielsen Finance Co 7.750% 10/15/18 (e)	217,000	224,595
11.500% 05/01/16	145,000	167,475
Quebecor Media, Inc. 7.750% 03/15/16	200,000	206,500
		598,570
Satellite Telecommunications—0.1%
Intelsat Jackson Holdings SA 7.250% 10/15/20 (e)	80,000	80,800
Telecommunication Services—1.2%
Clearwire Communications LLC/Clearwire Finance, Inc. 12.000% 12/01/15 (e)	145,000	156,325
12.000% 12/01/17 (e)	30,000	31,050
Embarq Corp. 7.995% 06/01/36	25,000	27,297
ITC Deltacom, Inc. 10.500% 04/01/16	76,000	82,650
PAETEC Holding Corp. 8.875% 06/30/17	151,000	161,192
9.500% 07/15/15	9,000	9,315
9.875% 12/01/18 (e)	80,000	82,200
SBA Telecommunications, Inc. 8.250% 08/15/19 (e)	45,000	49,163
West Corp. 7.875% 01/15/19 (e)	90,000	91,575
11.000% 10/15/16	80,000	86,800
		777,567
Telephone – Integrated—3.3%
AT&T, Inc. 6.550% 02/15/39	135,000	146,941
BellSouth Corp. 5.200% 09/15/14	65,000	70,960

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

	Par (a)	Value
British Telecommunications PLC 5.950% 01/15/18	25,000	$27,363
Cincinnati Bell, Inc. 8.250% 10/15/17	130,000	128,700
8.375% 10/15/20	40,000	38,400
Frontier Communications Corp. 7.875% 01/15/27	151,000	144,960
Level 3 Financing, Inc. 8.750% 02/15/17	170,000	156,400
9.250% 11/01/14	95,000	94,288
Qwest Communications International, Inc. 7.500% 02/15/14	150,000	151,875
Qwest Corp. 7.500% 10/01/14	80,000	89,600
7.500% 06/15/23	170,000	168,725
Sprint Capital Corp. 6.875% 11/15/28	95,000	83,125
6.900% 05/01/19	32,000	31,600
Telefonica Emisiones SAU 3.729% 04/27/15	175,000	173,603
6.421% 06/20/16	95,000	103,834
Verizon New York, Inc. 7.375% 04/01/32	115,000	129,046
Virgin Media Finance PLC 9.500% 08/15/16	130,000	146,900
Windstream Corp. 8.125% 09/01/18	50,000	52,500
8.625% 08/01/16	205,000	215,762
		2,154,582
Wireless Equipment—0.1%
Crown Castle International Corp. 9.000% 01/15/15	70,000	77,175
Consumer Cyclical—5.6%
Auto Manufacturers—0.0%
Auto – Medium & Heavy Duty Trucks—0.0%
Oshkosh Corp. 8.500% 03/01/20	7,000	7,683
Auto Parts & Equipment—0.4%
Auto/Truck Parts & Equipment – Original—0.4%
Accuride Corp. 9.500% 08/01/18 (e)	25,000	27,062
Lear Corp. 7.875% 03/15/18	90,000	96,300
8.125% 03/15/20	10,000	10,875
Tenneco Inc. 7.750% 08/15/18 (e)	16,000	16,960
TRW Automotive, Inc. 7.000% 03/15/14 (e)	75,000	80,250
		231,447

	Par (a)	Value
Distribution/Wholesale—0.1%
Distribution/Wholesale—0.1%
McJunkin Red Man Corp. 9.500% 12/15/16 (e)	88,000	$83,160
Entertainment—1.6%
Casino Services—0.6%
FireKeepers Development Authority 13.875% 05/01/15 (e)	90,000	106,425
Shingle Springs Tribal Gaming Authority 9.375% 06/15/15 (e)	300,000	207,000
Tunica-Biloxi Gaming Authority 9.000% 11/15/15 (e)	65,000	61,262
		374,687
Gambling (Non-Hotel)—0.6%
Boyd Gaming Corp. 9.125% 12/01/18 (e)	174,000	171,825
Pinnacle Entertainment, Inc. 8.625% 08/01/17	80,000	87,200
8.750% 05/15/20	125,000	129,375
		388,400
Resorts/Theme Parks—0.2%
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 9.125% 08/01/18 (e)	120,000	129,150
Six Flags Premier Parks 6.250% 06/30/16 (01/10/11) (b)(c)(d)	25,000	25,203
Six Flags, Inc. 9.625% 06/01/14 (e)(g)(h)(n)	95,000	—
		154,353
Theaters—0.2%
AMC Entertainment Holdings, Inc. 9.750% 12/01/20 (e)	85,000	88,400
AMC Entertainment, Inc. 8.750% 06/01/19	65,000	69,388
		157,788
Home Builders—0.6%
Building – Residential/Commercial—0.6%
Beazer Homes USA, Inc. 9.125% 06/15/18	102,000	98,940
K Hovnanian Enterprises, Inc. 10.625% 10/15/16	100,000	102,500
KB Home 5.875% 01/15/15	170,000	165,750
		367,190
Home Furnishings—0.1%
Home Furnishings—0.1%
Norcraft Companies LP/ Norcraft Finance Corp. 10.500% 12/15/15 (e)	60,000	63,750

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

	Par (a)	Value
Housewares—0.2%
Housewares—0.2%
Libbey Glass, Inc. 10.000% 02/15/15 (e)	95,000	$102,125
Lodging—1.4%
Casino Hotels—0.9%
Harrah's Operating Co., Inc. 11.250% 06/01/17	130,000	146,250
MGM Resorts International 9.000% 03/15/20 (e)	150,000	165,000
11.375% 03/01/18	140,000	151,900
Pokagon Gaming Authority 10.375% 06/15/14 (e)	80,000	83,400
Seneca Gaming Corp. 8.250% 12/01/18 (e)	67,000	67,167
		613,717
Gambling (Non-Hotel)—0.3%
Seminole Indian Tribe of Florida 6.535% 10/01/20 (e)	20,000	19,630
7.804% 10/01/20 (e)	175,000	170,538
		190,168
Hotels & Motels—0.2%
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 05/15/18	100,000	109,500
Wyndham Worldwide Corp. 6.000% 12/01/16	35,000	36,625
		146,125
Office Furnishings—0.0%
Office Furnishings – Original—0.0%
Interface, Inc. 7.625% 12/01/18 (e)	19,000	19,618
Retail—1.1%
Retail – Apparel/Shoe—0.4%
Giraffe Acquisition Corp. 9.125% 12/01/18 (e)	115,000	119,887
Limited Brands, Inc. 8.500% 06/15/19	100,000	114,250
		234,137
Retail – Arts & Crafts—0.2%
Michaels Stores, Inc. 2.563% 10/31/13 (02/22/11) (b)(c)(d)	24,304	23,639
7.750% 11/01/18 (e)	85,000	84,787
11.375% 11/01/16	25,000	27,250
		135,676
Retail – Drug Stores—0.1%
Rite Aid Corp. 10.250% 10/15/19	35,000	36,356
Retail – Hypermarkets—0.0%
Great Atlantic & Pacific Tea Co. 9.250% 06/14/12 (02/22/11) (b)(c)(d)(o)	25,000	25,250

	Par (a)	Value
Retail – Mail Order—0.1%
QVC, Inc. 7.125% 04/15/17 (e)	20,000	$20,950
7.375% 10/15/20 (e)	15,000	15,713
7.500% 10/01/19 (e)	40,000	42,100
		78,763
Retail – Pet Foods & Supplies—0.0%
Petco Animal Supplies, Inc. 6.000% 11/24/17 (03/31/11) (b)(c)(d)(f)	25,000	25,129
Retail – Toy Store—0.3%
Toys R Us, Inc. 7.375% 10/15/18	175,000	171,500
Retail – Vitamins/Nutritional Supplements—0.0%
NBTY, Inc. 9.000% 10/01/18 (e)	10,000	10,675
Storage/Warehousing—0.1%
Storage/Warehousing—0.1%
Niska Gas Storage U.S. LLC/Niska Gas Storage Canada ULC 8.875% 03/15/18 (e)	52,000	55,640
Consumer Non-Cyclical—8.8%
Agriculture—0.2%
Pastoral & Agricultural—0.2%
Earthbound Holdings III LLC 7.250% 12/31/49 (01/07/11) (b)(c)(d)	25,000	25,156
MHP SA 10.250% 04/29/15 (e)	100,000	105,380
		130,536
Beverages—1.1%
Beverages – Non-Alcoholic—0.1%
Cott Beverages, Inc. 8.125% 09/01/18	37,000	39,868
8.375% 11/15/17	40,000	43,200
		83,068
Brewery—1.0%
Anheuser-Busch InBev Worldwide, Inc. 5.375% 11/15/14 (e)	490,000	539,859
7.200% 01/15/14 (e)	40,000	45,744
7.750% 01/15/19 (e)	30,000	37,330
		622,933
Commercial Services—1.9%
Commercial Services—0.2%
Brickman Group Holdings, Inc. 9.125% 11/01/18 (e)	15,000	15,188
Iron Mountain, Inc. 8.000% 06/15/20	120,000	126,000
		141,188
Commercial Services – Finance—0.4%
Cardtronics, Inc. 8.250% 09/01/18	80,000	85,200
Interactive Data Corp. 10.250% 08/01/18 (e)	120,000	131,400

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

	Par (a)	Value
Trans Union LLC/TransUnion Financing Corp. 11.375% 06/15/18 (e)	35,000	$39,900
		256,500
Rental Auto/Equipment—1.2%
Avis Budget Car Rental LLC/ Avis Budget Finance, Inc. 8.250% 01/15/19 (e)	110,000	111,100
Hertz Corp. 7.375% 01/15/21 (e)	100,000	101,000
7.500% 10/15/18 (e)	75,000	77,813
Rental Service Corp. 9.500% 12/01/14	105,000	110,250
United Rentals North America, Inc. 8.375% 09/15/20	155,000	157,713
9.250% 12/15/19	175,000	194,687
10.875% 06/15/16	50,000	57,125
		809,688
Security Services—0.1%
Garda World Security Corp. 9.750% 03/15/17 (e)	30,000	32,175
Illumination Detection Systems 7.250% 11/23/16 (01/31/11) (b)(c)(d)	25,000	25,109
		57,284
Food—1.3%
Food – Meat Products—0.1%
Pierre Foods, Inc. 7.000% 09/30/16 (01/14/11) (b)(c)(d)(f)	24,938	24,953
Food – Miscellaneous/Diversified—1.2%
Campbell Soup Co. 4.500% 02/15/19	25,000	26,425
ConAgra Foods, Inc. 7.000% 10/01/28	45,000	50,446
Kraft Foods, Inc. 6.125% 02/01/18	435,000	496,898
Michael Foods, Inc. 9.750% 07/15/18 (e)	65,000	71,013
Pinnacle Foods Finance LLC/Pinnacle Foods Finace Corp. 8.250% 09/01/17	12,000	12,270
9.250% 04/01/15	135,000	140,569
		797,621
Food – Wholesale/Distributor—0.0%
U.S. Foodservice PIK, 10.250% 06/30/15 (e)	9,000	9,225
Healthcare Products—0.5%
Medical Products—0.5%
Biomet, Inc. PIK, 10.375% 10/15/17	245,000	267,662
Hanger Orthopedic Group, Inc. 7.125% 11/15/18	61,000	60,848
		328,510

	Par (a)	Value
Healthcare Services—2.0%
Medical Information Systems—0.0%
Medassets, Inc. 5.250% 11/15/16 (02/16/11) (b)(c)(d)	25,000	$25,094
Medical Labs & Testing Services—0.2%
American Renal Holdings 8.375% 05/15/18 (e)	20,000	20,500
Roche Holdings, Inc. 6.000% 03/01/19 (e)	70,000	81,399
		101,899
Medical – HMO—0.2%
Multiplan, Inc. 9.875% 09/01/18 (e)	87,000	92,438
WellPoint, Inc. 7.000% 02/15/19	40,000	47,085
		139,523
Medical – Hospitals—1.2%
Capella Healthcare, Inc. 9.250% 07/01/17 (e)	15,000	15,900
Community Health Systems, Inc. 2.544% 07/25/14 (02/28/11) (b)(c)(d)	25,000	24,353
HCA, Inc. 7.250% 09/15/20	392,000	409,640
7.750% 05/15/21 (e)	30,000	30,000
7.875% 02/15/20	46,000	49,220
LifePoint Hospitals, Inc. 6.625% 10/01/20 (e)	33,000	32,753
Tenet Healthcare Corp. 8.875% 07/01/19	90,000	101,700
Vanguard Health Holding Co. II, LLC/Vanguard Holding Co. II, Inc. 8.000% 02/01/18	75,000	76,875
8.000% 02/01/18 (e)	60,000	61,200
		801,641
Medical – Outpatient/Home Medical—0.1%
Radiation Therapy Services, Inc. 9.875% 04/15/17 (e)	51,000	50,872
Physical Therapy/Rehab Centers—0.2%
Healthsouth Corp. 8.125% 02/15/20	57,000	61,275
10.750% 06/15/16	70,000	75,425
		136,700
Physician Practice Management—0.1%
U.S. Oncology Holdings, Inc. PIK, 6.737% 03/15/12 (03/15/11) (c)(d)	45,000	44,432
Household Products/Wares—1.0%
Consumer Products – Miscellaneous—1.0%
Amscan Holdings, Inc. 7.500% 12/02/17 (03/25/11) (b)(c)(d)(f)	24,938	24,891

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

	Par (a)	Value
Central Garden & Pet Co. 8.250% 03/01/18	105,000	$106,312
Jarden Corp. 8.000% 05/01/16	25,000	27,219
Reynolds Consumer Products 6.250% 05/05/16 (02/11/11) (b)(c)(d)(f)	24,843	25,046
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC/Reynolds Group Issue, Luxembourg SA 7.125% 04/15/19 (e)	102,000	103,785
7.750% 10/15/16 (e)	124,000	131,130
9.000% 04/15/19 (e)	75,000	77,719
Spectrum Brands Holdings, Inc. 9.500% 06/15/18 (e)	143,000	157,121
		653,223
Pharmaceuticals—0.8%
Medical – Drugs—0.5%
ConvaTec Healthcare E SA 5.750% 12/22/16 (06/22/11) (b)(c)(d)	25,000	25,281
10.500% 12/15/18 (e)	65,000	65,894
Novartis Securities Investment Ltd. 5.125% 02/10/19	50,000	55,302
Patheon, Inc. 8.625% 04/15/17 (e)	60,000	59,850
Valeant Pharmaceuticals International 6.750% 10/01/17 (e)	35,000	34,825
7.000% 10/01/20 (e)	90,000	88,875
		330,027
Medical – Generic Drugs—0.1%
Mylan, Inc. 6.000% 11/15/18 (e)	75,000	73,687
Therapeutics—0.2%
Warner Chilcott Co., LLC/Warner Chilcott Finance LLC 7.750% 09/15/18 (e)	109,000	110,090
Diversified—0.2%
Diversified Holding Companies—0.2%
EnCana Holdings Finance Corp. 5.800% 05/01/14	125,000	139,205
Energy—9.7%
Coal—0.4%
Coal—0.4%
Arch Coal, Inc. 7.250% 10/01/20	22,000	23,210

	Par (a)	Value
Consol Energy, Inc. 8.000% 04/01/17 (e)	45,000	$47,925
8.250% 04/01/20 (e)	150,000	162,000
		233,135
Energy – Alternate Sources—0.2%
Energy – Alternate Sources—0.2%
Power Sector Assets & Liabilities Management Corp. 7.390% 12/02/24 (e)	100,000	118,500
Oil & Gas—7.5%
Oil & Gas Drilling—0.1%
Precision Drilling Corp. 6.625% 11/15/20 (e)	25,000	25,437
Oil Companies – Exploration & Production—5.9%
Anadarko Petroleum Corp. 5.950% 09/15/16	135,000	145,029
Berry Petroleum Co. 6.750% 11/01/20	25,000	25,125
8.250% 11/01/16	10,000	10,425
10.250% 06/01/14	15,000	17,213
Brigham Exploration Co. 8.750% 10/01/18 (e)	80,000	86,400
Carrizo Oil & Gas, Inc. 8.625% 10/15/18 (e)	131,000	134,930
Chaparral Energy, Inc. 8.500% 12/01/15	65,000	66,137
Chesapeake Energy Corp. 6.625% 08/15/20	200,000	197,000
Comstock Resources, Inc. 8.375% 10/15/17	11,000	11,028
Concho Resources, Inc./Midland TX 7.000% 01/15/21	62,000	63,550
Continental Resources, Inc. 7.125% 04/01/21 (e)	56,000	58,800
EXCO Resources, Inc. 7.500% 09/15/18	140,000	137,200
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750% 11/01/15 (e)	110,000	113,575
8.000% 02/15/20 (e)	85,000	89,994
KazMunayGas National Co. 6.375% 04/09/21 (e)	100,000	99,120
9.125% 07/02/18 (e)	225,000	263,250
NAK Naftogaz Ukraine 9.500% 09/30/14	190,000	207,100
Newfield Exploration Co. 6.625% 04/15/16	125,000	128,437
6.875% 02/01/20	70,000	73,675
Nexen, Inc. 5.875% 03/10/35	40,000	37,193
7.500% 07/30/39	30,000	32,625
Pemex Finance Ltd. 9.150% 11/15/18	310,000	368,068
10.610% 08/15/17	215,000	269,911

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

	Par (a)	Value
Petrobras International Finance Co. 7.875% 03/15/19	255,000	$301,453
PetroHawk Energy Corp. 7.250% 08/15/18	65,000	65,650
7.875% 06/01/15	205,000	213,456
QEP Resources, Inc. 6.875% 03/01/21	95,000	99,750
Quicksilver Resources, Inc. 7.125% 04/01/16	102,000	97,665
8.250% 08/01/15	90,000	93,375
9.125% 08/15/19	55,000	60,363
Range Resources Corp. 6.750% 08/01/20	75,000	77,344
7.500% 05/15/16	45,000	46,688
8.000% 05/15/19	35,000	38,106
SandRidge Energy, Inc. PIK, 8.625% 04/01/15	72,000	73,710
Southwestern Energy Co. 7.500% 02/01/18	50,000	56,375
		3,859,720
Oil Company – Integrated—1.1%
Ecopetrol SA 7.625% 07/23/19	150,000	173,250
Petroleos de Venezuela SA 5.250% 04/12/17	500,000	286,250
Petroleos Mexicanos 5.500% 01/21/21	200,000	202,500
Shell International Finance BV 5.500% 03/25/40	50,000	53,566
		715,566
Oil – Field Services—0.4%
Gazprom International SA 6.510% 03/07/22 (e)	160,000	163,200
8.146% 04/11/18 (e)	100,000	115,750
		278,950
Oil & Gas Services—0.2%
Oil – Field Services—0.2%
Aquilex Holdings LLC/ Aquilex Finance Corp. 11.125% 12/15/16	10,000	10,125
Expro Finance Luxembourg SCA 8.500% 12/15/16 (e)	13,000	12,415
Frac Tech Services LLC/ Frac Tech Finance, Inc. 7.125% 11/15/18 (e)	65,000	65,975
Halliburton Co. 5.900% 09/15/18	20,000	22,555
Trinidad Drilling Ltd. 7.875% 01/15/19 (e)	56,000	56,560
		167,630
Oil, Gas & Consumable Fuels—0.1%
Oil Company – Integrated—0.1%
Petronas Capital Ltd. 5.250% 08/12/19 (e)	75,000	80,443

	Par (a)	Value
Pipelines—1.3%
Pipelines—1.3%
El Paso Corp. 6.500% 09/15/20 (e)	149,000	$150,014
6.875% 06/15/14	140,000	148,747
7.250% 06/01/18	87,000	93,135
Energy Transfer Equity LP 7.500% 10/15/20	150,000	154,500
Kinder Morgan Energy Partners LP 6.950% 01/15/38	30,000	32,598
Plains All American Pipeline LP/PAA Finance Corp. 8.750% 05/01/19	55,000	68,255
Regency Energy Partners LP/Regency Energy Finance Corp. 6.875% 12/01/18	45,000	45,562
9.375% 06/01/16	35,000	38,413
Southern Natural Gas Co. 8.000% 03/01/32	30,000	34,369
Southern Star Central Corp. 6.750% 03/01/16	20,000	20,200
TransCanada Pipelines Ltd. 7.625% 01/15/39	25,000	32,327
Williams Companies, Inc. 7.875% 09/01/21	30,000	35,410
		853,530
Financials—7.1%
Banks—2.9%
Commercial Banks – Central U.S.—0.0%
Fifth Third Bank/Ohio 0.394% 05/17/13 (02/17/11) (c)(d)	15,000	14,418
Commercial Banks – Eastern U.S.—0.9%
CIT Group, Inc. 7.000% 05/01/17	565,000	566,413
Commercial Banks – Non U.S.—0.5%
Barclays Bank PLC 3.900% 04/07/15	30,000	30,935
5.000% 09/22/16	25,000	26,455
Santander U.S. Debt SA Unipersonal 3.781% 10/07/15 (e)	300,000	281,875
		339,265
Commercial Banks – Southern U.S.—0.0%
Regions Financial Corp. 7.000% 03/01/11	5,000	5,010
Diversified Banking Institutional—1.3%
Bank of America Corp. 5.625% 07/01/20	380,000	387,407
Citigroup, Inc. 5.375% 08/09/20	25,000	25,975

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

	Par (a)		Value
JPMorgan Chase & Co. 4.400% 07/22/20		65,000	$63,976
Morgan Stanley 5.500% 07/24/20		220,000	222,260
Morgan Stanley & Co., Inc. 11.500% 10/22/20 (e)	BRL	250,000	151,356
			850,974
Super-Regional Banks – U.S.—0.2%
Capital One Financial Corp. 5.700% 09/15/11		55,000	56,777
Keycorp 6.500% 05/14/13		65,000	70,571
			127,348
Diversified Financial Services—3.2%
Diversified Financial Services—0.3%
General Electric Capital Corp. 6.000% 08/07/19		25,000	27,815
6.875% 01/10/39		125,000	144,458
			172,273
Finance – Auto Loans—1.7%
Ally Financial, Inc. 6.250% 12/01/17 (e)		95,000	95,000
7.500% 09/15/20 (e)		95,000	99,631
8.000% 03/15/20		444,000	485,070
Ford Motor Credit Co., LLC 7.800% 06/01/12		120,000	127,575
8.000% 12/15/16		245,000	273,778
			1,081,054
Finance – Consumer Loans—0.2%
American General Finance Corp. 6.900% 12/15/17		110,000	88,825
Conseco Financial Corp. 7.500% 09/27/16 (01/21/11) (b)(c)(d)		25,000	25,156
			113,981
Finance – Investment Banker/Broker—0.3%
Autotrader.Com, Inc. 4.750% 12/15/16 (01/18/11) (b)(c)(d)		25,000	25,102
E*Trade Financial Corp. 7.375% 09/15/13		25,000	24,875
7.875% 12/01/15		75,000	74,437
PIK, 12.500% 11/30/17		90,000	105,750
			230,164
Finance – Leasing Company—0.4%
International Lease Finance Corp. 8.250% 12/15/20		65,000	66,950
8.750% 03/15/17 (e)		87,000	93,307
8.875% 09/01/17		105,000	113,269
			273,526

	Par (a)	Value
Finance – Other Services—0.1%
ERAC USA Finance LLC 2.750% 07/01/13 (e)	40,000	$40,714
5.250% 10/01/20 (e)	35,000	35,590
		76,304
Investment Management/Advisor Service—0.0%
Pinafore LLC/Pinafore, Inc. 9.000% 10/01/18 (e)	15,000	16,200
Special Purpose Entity—0.2%
Vnesheconombank Via VEB Finance Ltd. 6.800% 11/22/25 (e)	150,000	149,625
Insurance—0.4%
Life/Health Insurance—0.1%
Prudential Financial, Inc. 7.375% 06/15/19	30,000	35,371
Multi-Line Insurance—0.2%
ING Groep NV 5.775% 12/29/49 (12/08/15) (c)(d)	175,000	150,500
Mutual Insurance—0.1%
Liberty Mutual Group, Inc. 10.750% 06/15/88 (06/15/58) (c)(d)(e)	45,000	54,450
Investment Companies—0.3%
Investment Companies—0.3%
Offshore Group Investments Ltd. 11.500% 08/01/15 (e)	170,000	184,450
Real Estate—0.3%
Real Estate Management/Services—0.3%
Qatari Diar Finance QSC 5.000% 07/21/20 (e)	200,000	199,050
Industrials—3.6%
Aerospace & Defense—0.5%
Aerospace/Defense—0.2%
Embraer Overseas Ltd. 6.375% 01/15/20	15,000	15,825
Esterline Technologies Corp. 7.000% 08/01/20 (e)	5,000	5,150
Kratos Defense & Security Solutions, Inc. 10.000% 06/01/17 (e)	90,000	99,675
		120,650
Aerospace/Defense – Equipment—0.1%
TransDigm, Inc. 5.000% 12/06/16 (03/07/11) (b)(c)(d)	25,000	25,234
7.750% 12/15/18 (e)	82,000	84,870
		110,104
Electronics – Military—0.2%
L-3 Communications Corp. 6.375% 10/15/15	110,000	113,300

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

	Par (a)	Value
Building Materials—0.5%
Building & Construction Products – Miscellaneous—0.5%
Associated Materials LLC 9.125% 11/01/17 (e)	45,000	$47,025
Gibraltar Industries, Inc. 8.000% 12/01/15	50,000	50,375
Goodman Global, Inc. 5.750% 10/28/16 (03/08/11) (b)(c)(d)(f)	44,938	45,106
9.000% 10/28/17 (03/08/11) (b)(c)(d)	5,000	5,149
Interline Brands, Inc. 7.000% 11/15/18 (e)	36,000	36,540
Nortek, Inc. 11.000% 12/01/13	105,244	112,085
Ply Gem Industries, Inc. 11.750% 06/15/13	40,000	42,800
		339,080
Electrical Components & Equipment—0.1%
Wire & Cable Products—0.1%
WireCo WorldGroup 9.500% 05/15/17 (e)	50,000	52,750
Engineering & Construction—0.1%
Airport Development/Maintenance—0.1%
Aeropuertos Argentina 2000 SA 10.750% 12/01/20 (e)	50,000	53,057
Environmental Control—0.1%
Alternative Waste Technology—0.0%
Darling International, Inc. 8.500% 12/15/18 (e)	15,000	15,638
Hazardous Waste Disposal—0.1%
Clean Harbors, Inc. 7.625% 08/15/16	63,000	66,937
Machinery – Diversified—0.8%
Machinery – Farm—0.3%
Case New Holland, Inc. 7.875% 12/01/17 (e)	150,000	163,875
Machinery – General Industry—0.5%
CPM Holdings, Inc. 10.625% 09/01/14 (e)	80,000	85,600
Manitowoc Co., Inc. 7.125% 11/01/13	115,000	116,006
8.500% 11/01/20	60,000	63,750
9.500% 02/15/18	75,000	82,125
		347,481
Miscellaneous Manufacturing—0.3%
Diversified Manufacturing Operators—0.2%
Amsted Industries, Inc. 8.125% 03/15/18 (e)	50,000	53,063
SPX Corp. 6.875% 09/01/17 (e)	67,000	71,187
		124,250
Filtration/Separate Products—0.1%
Polypore International, Inc. 7.500% 11/15/17 (e)	75,000	76,500

	Par (a)	Value
Packaging & Containers—0.8%
Containers – Metal/Glass—0.3%
Bway Holding Co. 5.500% 06/16/17 (04/18/11) (b)(c)(d)(f)	24,937	$25,031
Crown Americas LLC & Crown Americas Capital Corp. 7.750% 11/15/15	75,000	78,000
Crown Americas LLC & Crown Americas Capital Corp. II 7.625% 05/15/17 (e)	45,000	48,375
		151,406
Containers – Paper/Plastic—0.5%
Berry Plastics Co. 2.284% 04/03/15 (02/16/11) (b)(c)(d)	25,000	23,544
Graham Packaging Co. 6.750% 04/05/14 (03/31/11) (b)(c)(d)(f)	24,937	25,150
Graham Packaging Co. LP/GPC Capital Corp. I 8.250% 01/01/17	110,000	114,400
Graphic Packaging International, Inc. 7.875% 10/01/18	19,000	19,903
9.500% 06/15/17	137,000	149,501
		332,498
Transportation—0.4%
Transportation – Air Freight—0.0%
AMGH Merger Sub, Inc. 9.250% 11/01/18 (e)	24,000	25,200
Transportation – Railroad—0.2%
CSX Corp. 5.500% 04/15/41	90,000	88,430
Union Pacific Corp. 5.700% 08/15/18	60,000	67,349
		155,779
Transportation – Services—0.2%
Bristow Group, Inc. 7.500% 09/15/17	90,000	94,950
Information Technology—0.6%
IT Services—0.6%
First Data Corp. 12.625% 01/15/21 (e)	184,000	175,720
9.875% 09/24/15	16,000	15,210
8.250% 01/15/21 (e)	69,000	66,240
8.875% 08/15/20 (e)	105,000	110,775
PIK, 10.550% 09/24/15	2,000	1,842
		369,787

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

	Par (a)	Value
Technology—1.2%
Computers—0.3%
Computer Services—0.3%
Sungard Data Systems, Inc. 3.910% 02/28/16 (b)(f)	24,450	$24,213
7.375% 11/15/18 (e)	140,000	140,700
		164,913
Networking Products—0.2%
Networking Products—0.2%
Cisco Systems, Inc. 5.500% 01/15/40	65,000	67,904
5.900% 02/15/39	40,000	44,300
		112,204
Semiconductors—0.6%
Electronic Components – Miscellaneous—0.3%
NXP BV/NXP Funding LLC 9.750% 08/01/18 (e)	181,000	203,625
Electronic Components – Semiconductors—0.3%
Amkor Technology, Inc. 9.250% 06/01/16	120,000	127,200
Freescale Semiconductor, Inc. 9.250% 04/15/18 (e)	60,000	66,000
		193,200
Software—0.1%
Enterprise Software/Services—0.1%
Oracle Corp. 5.375% 07/15/40 (e)	60,000	60,757
6.500% 04/15/38	25,000	29,138
		89,895
Utilities—4.0%
Electric—3.7%
Electric – Generation—0.1%
Edison Mission Energy 7.000% 05/15/17	65,000	51,513
Electric – Integrated—2.9%
CenterPoint Energy Houston Electric LLC 7.000% 03/01/14	20,000	22,857
CMS Energy Corp. 5.050% 02/15/18	80,000	79,103
6.875% 12/15/15	50,000	54,560
Consolidated Edison Co. of New York, Inc. 6.750% 04/01/38	50,000	59,558
Duke Energy Corp. 3.950% 09/15/14	110,000	115,271
Energy Future Holdings Corp. 10.000% 01/15/20 (e)	209,000	215,014
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 10.000% 12/01/20	24,000	24,751

	Par (a)		Value
Florida Power Corp. 6.400% 06/15/38		40,000	$46,511
Ipalco Enterprises, Inc. 7.250% 04/01/16 (e)		75,000	80,063
Kansas City Power & Light Co. 7.150% 04/01/19		35,000	41,315
Nevada Power Co. 5.875% 01/15/15		150,000	167,264
6.500% 05/15/18		310,000	356,780
6.650% 04/01/36		30,000	33,565
Nisource Finance Corp. 5.250% 09/15/17		265,000	278,379
Sierra Pacific Power Co. 6.000% 05/15/16		75,000	84,947
TransAlta Corp. 6.650% 05/15/18		205,000	231,618
			1,891,556
Independent Power Producer—0.7%
AES Corp. 7.750% 03/01/14		115,000	122,762
Calpine Corp. 7.500% 02/15/21 (e)		75,000	73,875
NRG Energy, Inc. 7.375% 01/15/17		312,000	321,360
			517,997
Gas—0.3%
Gas – Distribution—0.3%
Nakilat, Inc. 6.067% 12/31/33 (e)		180,000	189,000
Sempra Energy 6.500% 06/01/16		5,000	5,804
			194,804
Total Corporate Fixed-Income Bonds & Notes (cost of $35,317,002)			37,398,057
GOVERNMENT & AGENCY OBLIGATIONS—33.8%
Foreign Government Obligations—24.4%
Banco Nacional de Desenvolvimento Economico e Social 5.500% 07/12/20 (e)		150,000	154,125
European Investment Bank 1.400% 06/20/17	JPY	42,000,000	537,512
5.500% 12/07/11	GBP	210,000	341,187
Federal Republic of Germany 4.250% 07/04/17	EUR	105,000	155,813
6.000% 06/20/16	EUR	245,000	390,862
Federative Republic of Brazil 6.000% 01/17/17		50,000	56,575
7.375% 02/03/15	EUR	260,000	400,943
8.250% 01/20/34		275,000	366,437
8.500% 09/24/12 (e)	EUR	50,000	73,370
11.000% 08/17/40		200,000	268,900
12.500% 01/05/22	BRL	250,000	178,840

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

	Par (a)		Value
Government of Canada 3.750% 06/01/19	CAD	700,000	$741,924
8.000% 06/01/23	CAD	85,000	125,869
Government of Japan 1.400% 12/20/18	JPY	15,000,000	193,029
1.500% 09/20/18	JPY	31,200,000	404,117
Government of New Zealand 6.000% 05/15/21	NZD	185,000	145,024
6.500% 04/15/13	NZD	170,000	139,583
International Finance Corp. 7.500% 02/28/13	AUD	120,000	127,629
Kingdom of Norway 4.250% 05/19/17	NOK	2,440,000	439,759
Kingdom of Sweden 3.750% 08/12/17	SEK	4,000,000	619,378
Province of Cordoba 12.375% 08/17/17 (e)		110,000	114,400
Republic of Argentina 7.000% 10/03/15		350,000	336,875
8.280% 12/31/33		130,095	120,663
Republic of Colombia 8.125% 05/21/24		115,000	145,188
9.750% 04/09/11		61,320	62,546
Republic of Croatia 6.625% 07/14/20 (e)		100,000	103,238
Republic of Finland 4.250% 07/04/15	EUR	95,000	139,358
Republic of France 4.000% 04/25/13	EUR	250,000	355,887
5.500% 04/25/29	EUR	210,000	341,563
Republic of Hungary 4.750% 02/03/15		80,000	78,199
Republic of Indonesia 5.875% 03/13/20 (e)		445,000	488,387
7.250% 04/20/15 (e)		110,000	127,325
10.375% 05/04/14 (e)		310,000	385,175
11.000% 09/15/25	IDR	2,890,000,000	374,832
11.500% 09/15/19	IDR	700,000,000	96,361
Republic of Ireland 4.500% 10/18/18	EUR	60,000	60,466
Republic of Italy 5.250% 08/01/17	EUR	450,000	636,633
Republic of Peru 7.840% 08/12/20 (e)	PEN	200,000	81,290
8.750% 11/21/33		205,000	281,362
Republic of Philippines 4.000% 01/15/21		390,000	376,350
6.500% 01/20/20		90,000	103,950
8.875% 03/17/15		100,000	123,250
Republic of Poland 5.500% 10/25/19	PLN	280,000	91,730
6.250% 10/24/15	PLN	960,000	335,966
Republic of South Africa 8.250% 09/15/17	ZAR	1,020,000	157,257
5.625% 03/30/21		150,000	156,000
7.000% 09/26/16		280,000	322,000
7.375% 02/05/25		320,000	379,200

	Par (a)		Value
Republic of Uruguay 3.700% 06/26/37	UYU	1,893,750	$95,377
4.250% 04/05/27	UYU	1,749,385	95,715
PIK, 7.875% 01/15/33		160,000	192,800
Republic of Venezuela 9.000% 05/07/23		350,000	242,375
9.250% 09/15/27		270,000	201,150
Russian Federation 3.625% 04/29/15 (e)		350,000	350,455
7.500% 03/31/30		845,775	978,139
Treasury Corp. of Victoria 5.750% 11/15/16	AUD	235,000	238,805
6.000% 06/15/20	AUD	140,000	142,525
United Kingdom Treasury 5.000% 03/07/18	GBP	230,000	407,351
5.000% 03/07/25	GBP	50,000	87,495
United Mexican States 6.050% 01/11/40		240,000	245,400
8.500% 12/13/18	MXN	2,455,000	219,598
11.375% 09/15/16		145,000	205,538
			15,939,050
U.S. Government Obligations—9.4%
U.S. Treasury Bonds 3.875% 08/15/40		310,000	285,539
7.500% 11/15/24		700,000	980,766
8.750% 05/15/17 (i)		1,300,000	1,784,860
U.S. Treasury Notes 1.250% 10/31/15		521,000	504,230
2.625% 11/15/20 (i)		545,000	514,088
4.250% 09/30/12		950,000	1,012,084
5.000% 02/15/11 (i)		1,065,000	1,070,991
			6,152,558
Total Government & Agency Obligations (cost of $20,626,960)			22,091,608
MORTGAGE-BACKED SECURITIES—4.6%
Federal Home Loan Mortgage Corp. 8.000% 10/01/26		51,433	60,164
Federal National Mortgage Association 5.000% 09/01/37		665,531	700,572
6.000% 02/01/37		459,003	500,332
6.500% 11/01/36 (j)		890,811	993,291
TBA, 4.000% 12/01/40 (f)		750,000	746,016
Total Mortgage-Backed Securities (cost of $2,832,546)			3,000,375
COMMERCIAL MORTGAGE-BACKED SECURITIES—1.4%
Greenwich Capital Commercial Funding Corp. 5.444% 03/10/39		150,000	158,037
GS Mortgage Securities Corp. II 4.751% 07/10/39		175,000	184,546

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

	Par (a)	Value
Morgan Stanley Capital I 4.989% 08/13/42	175,000	$185,302
Morgan Stanley Re-REMIC Trust 5.807% 08/12/45 (01/01/11) (c)(d)(e)	200,000	213,849
Wachovia Bank Commercial Mortgage Trust 5.204% 10/15/44 (01/01/11) (c)(d)	175,000	189,138
Total Commercial Mortgage-Backed Securities (cost of $906,504)		930,872
MUNICIPAL BONDS—0.5%
California—0.5%
CA Cabazon Band Mission Indians Series 2004, 7.358% 10/01/11 (04/01/11) (c)(d)(k)	350,000	273,836
CA Los Angeles Unified School District Series 2009, 5.750% 07/01/34	30,000	28,289
CA State Series 2009, 7.550% 04/01/39	10,000	10,406
Total Municipal Bonds (cost of $390,777)		312,531
ASSET-BACKED SECURITY—0.4%
GMAC Mortgage Corp. 4.865% 09/25/34 (01/01/11) (c)(d)	320,363	243,843
Total Asset-Backed Security (cost of $320,363)		243,843
	Shares
COMMON STOCKS—0.1%
Consumer Discretionary—0.1%
Lodging & Recreation—0.1%
Six Flags Entertainment Corp. (l)	1,880	102,271
Industrials—0.0%
Commercial Services & Supplies—0.0%
Fairlane Management Corp. (g)(h)(l)	2,000	—
Total Common Stocks (cost of $55,569)		102,271

	Shares	Value
PREFERRED STOCK—0.0%
Communications—0.0%
Media—0.0%
CMP Susquehanna Radio Holdings Corp., Series A (e)(g)(l)	2,891	$29
Total Preferred Stock (cost of $29)		29
	Units
WARRANTS—0.0%
Financials—0.0%
Banks—0.0%
CNB Capital Trust I Expires 03/23/19 (e)(g)(l)	3,304	33
Total Warrants (cost of $33)		33
	Shares
SECURITIES LENDING COLLATERAL—3.3%
State Street Navigator Securities Lending Prime Portfolio (7 day yield of 0.340%) (m)	2,135,879	2,135,879
Total Securities Lending Collateral (cost of $2,135,879)		2,135,879
	Par (a)
SHORT-TERM OBLIGATION—1.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/10, due 01/03/11 at 0.150%, collateralized by a U.S. Treasury obligation maturing 10/31/15, market value $1,007,500 (repurchase proceeds $986,012)	986,000	986,000
Total Short-Term Obligation (cost of $986,000)		986,000
Total Investments—102.8% (cost of $63,571,662) (p)		67,201,498
Obligation to Return Collateral for Securities Loaned—(3.3)%		(2,135,879)
Other Assets & Liabilities, Net—0.5%		283,170
Net Assets—100.0%		$65,348,789

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  Loan participation agreement.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2010.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities, which are not illiquid, except for the following, amounted to $16,043,481, which represents 24.6% of net assets.

Security	Acquisition Date(s)	Par/Shares/ Units	Cost	Value
CMP Susquehanna Radio Holdings Corp., Series A, Preferred Stock	04/01/09	2,891	$29	$29
CNB Capital Trust I Expires 03/23/19	04/01/09	3,304	33	33
Six Flags, Inc. 9.625% 06/01/14	05/07/10	$95,000	—	—
				$62

(f)  Security purchased on a delayed delivery basis.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2010, the value of these securities amounted to $7,142, which represents less than 0.1% of net assets.

(h)  Security has no value.

(i)  All or a portion of this security was on loan at December 31, 2010. The total market value of securities on loan at December 31, 2010 is $2,100,828.

(j)  A portion of this security with a market value of $295,486 is pledged as collateral for open futures contracts.

(k)  The issuer is in default of certain debt covenants. Income is being partially accrued. At December 31, 2010, the value of this security amounted to $273,836, which represents 0.4% of net assets.

(l)  Non-income producing security.

(m)  Investment made with cash collateral received from securities lending activity.

(n)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(o)  The issuer has filed for bankruptcy protection under Chapter 11. Income is being accrued. At December 31, 2010, the value of this security amounted to $25,250, which represents less than 0.1% of net assets.

(p)  Cost for federal income tax purposes is $63,952,805.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$2,374,350	$—	$2,374,350
Communications	—	8,369,155	7,080	8,376,235
Consumer Cyclical	—	3,673,337	—	3,673,337
Consumer Non-Cyclical	—	5,728,694	—	5,728,694
Diversified	—	139,205	—	139,205
Energy	—	6,332,911	—	6,332,911
Financials	—	4,640,376	—	4,640,376
Industrials	—	2,343,455	—	2,343,455
Information Technology	—	369,787	—	369,787
Technology	—	763,837	—	763,837
Utilities	—	2,655,870	—	2,655,870
Total Corporate Fixed-Income Bonds & Notes	—	37,390,977	7,080	37,398,057
Government & Agency Obligations
Foreign Government Obligations	—	15,939,050	—	15,939,050
U.S. Government Obligations	6,152,558	—	—	6,152,558
Total Government & Agency Obligations	6,152,558	15,939,050	—	22,091,608
Total Mortgage-Backed Securities	746,016	2,254,359	—	3,000,375
Total Commercial Mortgage-Backed Securities	—	930,872	—	930,872
Total Municipal Bonds	—	312,531	—	312,531
Total Asset-Backed Security	—	243,843	—	243,843
Total Common Stocks	102,271	—	—	102,271
Total Preferred Stock	—	—	29	29
Total Warrants	—	—	33	33
Total Securities Lending Collateral	2,135,879	—	—	2,135,879
Total Short-Term Obligation	—	986,000	—	986,000
Total Investments	9,136,724	58,057,632	7,142	67,201,498
Unrealized Appreciation on Futures Contracts	152,625	—	—	152,625
Unrealized Depreciation on Futures Contracts	(60,189)	—	—	(60,189)
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	62,417	—	62,417
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(100,887)	—	(100,887)
Value of Credit Default Swap Contract	—	(8,602)	—	(8,602)
Total	$9,229,160	$58,010,560	$7,142	$67,246,862

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate fixed-income bonds & notes classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company's bankruptcy filing.

Certain preferred stocks, corporate fixed-income bonds and warrants classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of December 31, 2009	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Corporate Fixed-Income Bonds & Notes
Communications	$5,400	$—	$—	$1,680	$—	$—	$—	$—	$7,080
Preferred Stock
Communications	29	—	—	—	—	—	—	—	29
Common Stocks
Industrials	—	—	—	—	—	—	—	—	—
Warrants
Communications	—	—	(187)	187	—	—	—	—	—
Financials	33	—	—	—	—	—	—	—	33
	$5,462	$—	$(187)	$1,867	$—	$—	$—	$—	$7,142

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributed to securities owned at December 31 2010, which were valued using significant unobservable inputs (Level 3) amounted to $1,680. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding on December 31, 2010 are:

Foreign Exchange Rate Risk

Counterparty	Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Company	AUD	$835,925	$809,571	01/12/11	$26,354
Barclays	CAD	331,842	330,433	01/12/11	1,409
HSBC	CHF	22,462	21,960	01/12/11	502
UBS AG	GBP	322,717	328,209	01/12/11	(5,492)
JPMorgan Chase Bank N.A.	JPY	12,010	11,812	01/12/11	198
HSBC	NOK	832,230	817,096	01/12/11	15,134
UBS AG	NZD	334,116	324,148	01/12/11	9,968
Goldman Sachs	SEK	499,449	490,597	01/12/11	8,852
					$56,925

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

Counterparty	Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
State Street Bank and Trust Company	AUD	$344,384	$334,055	01/12/11	$(10,329)
Barclays	CAD	331,842	323,406	01/12/11	(8,436)
HSBC	CHF	847,143	818,820	01/12/11	(28,323)
Goldman Sachs	EUR	330,062	324,373	01/12/11	(5,689)
State Street Bank and Trust Company	EUR	503,779	498,571	01/11/11	(5,208)
UBS Securities LLC	GBP	322,717	320,693	01/12/11	(2,024)
UBS Securities LLC	JPY	185,765	181,858	01/13/11	(3,907)
JPMorgan Chase Bank N.A.	JPY	504,262	489,323	01/12/11	(14,939)
HSBC	NOK	6,167	6,051	01/12/11	(116)
UBS Securities LLC	NZD	296,072	288,956	01/07/11	(7,116)
Goldman Sachs	SEK	499,449	490,141	01/12/11	(9,308)
					$(95,395)

At December 31, 2010, the Fund held the following open long futures contracts:

Interest Rate Risk

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
2-Year U.S. Treasury Notes	15	$3,283,594	$3,285,505	Mar-2011	$(1,911)
5-Year U.S. Treasury Notes	1	117,719	119,917	Mar-2011	(2,198)
30-Year U.S Treasury Bonds	12	1,465,500	1,509,873	Mar-2011	(44,373)
Ultra Long U.S. Treasury Bonds	8	1,016,750	1,028,457	Mar-2011	(11,707)
					$(60,189)

At December 31, 2010, the Fund held the following open short futures contracts:

Interest Rate Risk

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
10-Year U.S. Treasury Notes	52	$6,262,750	$6,415,375	Mar-2011	$152,625

At December 31, 2010, the Fund has entered into the following credit default swap contract:

Credit Risk
Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Upfront Premium Paid (Received)	Value of Contract
Barclays Capital	Federative Republic of Brazil 12.250% 03/06/30	Buy	1.470%	09/20/14	$400,000	$—	$(8,602)

At December 31, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	57.2
Government & Agency Obligations	33.8
Mortgage-Backed Securities	4.6
Commercial Mortgage-Backed Securities	1.4
Municipal Bonds	0.5
Asset-Backed Security	0.4
Common Stocks	0.1
Preferred Stock	0.0	*
Warrants	0.0	*
	98.0
Securities Lending Collateral	3.3
Short-Term Obligation	1.5
Obligation to Return Collateral for Securities Loaned	(3.3)
Other Assets & Liabilities, Net	0.5
	100.0

*Rounds to less than 0.1%.

Acronym	Name
AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	Pound Sterling

IDR	Indonesian Rupiah

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PEN	Peruvian Nuevo Sol

PIK	Payment-In-Kind

PLN	Polish Zloty

SEK	Swedish Krona

TBA	To Be Announced

UYU	Uruguayan Peso

ZAR	South African Rand

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Columbia Strategic Income Fund, Variable Series / December 31, 2010

Assets
Investments, at cost	$63,571,662
Investments at value (including securities on loan of $2,100,828)	$67,201,498
Cash	9,609
Foreign currency (cost of $70,523)	69,858
Unrealized appreciation on forward foreign currency exchange contracts	62,417
Receivable for:
Investments sold	107,373
Fund shares sold	357,043
Dividends	128
Interest	1,010,200
Securities lending	932
Futures variation margin	5,623
Expense reimbursement due from investment adviser	34,138
Trustees' deferred compensation plan	28,106
Prepaid expenses	604
Total Assets	68,887,529
Liabilities
Collateral on securities loaned	2,135,879
Open credit default swap contract	8,602
Unrealized depreciation on forward foreign currency exchange contracts	100,887
Payable for:
Investments purchased on a delayed delivery basis	1,002,703
Fund shares repurchased	142,082
Investment advisory fee	33,202
Pricing and bookkeeping fees	11,090
Transfer agent fee	3,274
Trustees' fees	200
Audit fee	39,275
Custody fee	16,050
Distribution fees—Class B	5,848
Chief compliance officer expenses	207
Trustees' deferred compensation plan	28,106
Other liabilities	11,335
Total Liabilities	3,538,740
Net Assets	$65,348,789
Net Assets Consist of
Paid-in capital	$67,255,035
Undistributed net investment income	4,264,050
Accumulated net realized loss	(9,847,217)
Net unrealized appreciation (depreciation) on:
Investments	3,629,836
Foreign currency translations and forward foreign currency exchange contracts	(36,749)
Credit default swap contracts	(8,602)
Futures contracts	92,436
Net Assets	$65,348,789
Class A
Net assets	$37,601,773
Shares outstanding	4,257,928
Net asset value per share	$8.83
Class B
Net assets	$27,747,016
Shares outstanding	3,157,898
Net asset value per share	$8.79

See Accompanying Notes to Financial Statements.

Statement of Operations

Columbia Strategic Income Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Interest	$4,058,687
Dividends	113
Securities lending	4,818
Foreign taxes withheld	(3,439)
Total Investment Income	4,060,179
Expenses
Investment advisory fee	406,703
Distribution fee — Class B	73,069
Transfer agent fee	13,214
Pricing and bookkeeping fees	91,161
Trustees' fees	18,104
Custody fee	46,630
Audit fee	44,374
Chief compliance officer expenses	965
Other expenses	43,156
Total Expenses	737,376
Fees waived or expenses reimbursed by investment adviser	(223,579)
Custody earning credit	(44)
Net Expenses	513,753
Net Investment Income	3,546,426
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Foreign Currency Exchange Contracts, Futures Contracts and Credit Default Swap Contracts
Net realized gain (loss) on:
Investments	3,308,989
Foreign currency transactions and forward foreign currency exchange contracts	91,999
Futures contracts	(117,717)
Credit default swap contracts	(5,946)
Net realized gain	3,277,325
Net change in unrealized appreciation (depreciation) on:
Investments	(269,877)
Foreign currency translations and forward foreign currency exchange contracts	(55,272)
Futures contracts	92,436
Credit default swap contracts	(1,334)
Net change in unrealized appreciation (depreciation)	(234,047)
Net Gain	3,043,278
Net Increase Resulting from Operations	$6,589,704

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Columbia Strategic Income Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment income	$3,546,426	$4,205,902
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and credit default swap contracts	3,277,325	(3,672,637)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and credit default swap contracts	(234,047)	12,344,103
Net increase resulting from operations	6,589,704	12,877,368
Distributions to Shareholders
From net investment income:
Class A	(2,620,631)	(4,129,672)
Class B	(1,956,024)	(3,298,585)
Total distributions to shareholders	(4,576,655)	(7,428,257)
Net Capital Stock Transactions	(7,193,417)	(6,063,776)
Total decrease in net assets	(5,180,368)	(614,665)
Net Assets
Beginning of period	70,529,157	71,143,822
End of period	$65,348,789	$70,529,157
Undistributed net investment income at end of period	$4,264,050	$3,886,499

Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	429,403	$3,777,973	648,775	$5,338,442
Distributions reinvested	310,501	2,620,631	524,070	4,129,672
Redemptions	(1,105,840)	(9,719,781)	(1,218,633)	(10,165,309)
Net decrease	(365,936)	(3,321,177)	(45,788)	(697,195)
Class B
Subscriptions	289,189	2,521,694	395,608	3,287,427
Distributions reinvested	232,583	1,956,024	420,202	3,298,585
Redemptions	(955,918)	(8,349,958)	(1,449,585)	(11,952,593)
Net decrease	(434,146)	(3,872,240)	(633,775)	(5,366,581)

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia Strategic Income Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010		2009		2008		2007		2006(a)
Net Asset Value, Beginning of Period	$8.60		$8.01		$9.47		$9.70		$10.12
Income from Investment Operations:
Net investment income (b)	0.47		0.51		0.53		0.55		0.59
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and credit default swap contracts	0.40		1.04		(1.21)		0.01		0.09
Total from investment operations	0.87		1.55		(0.68)		0.56		0.68
Less Distributions to Shareholders:
From net investment income	(0.64)		(0.96)		(0.78)		(0.79)		(1.10)
Net Asset Value, End of Period	$8.83		$8.60		$8.01		$9.47		$9.70
Total return (c)(d)	10.43	%(e)	20.40	%(e)	(7.81)%		6.07%		7.07%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	0.65%		0.65%		0.84%		0.82%		0.79%
Waiver/Reimbursement	0.33%		0.25%		—		—		—
Net investment income (f)	5.34%		6.11%		5.89%		5.69%		5.92%
Portfolio turnover rate	78%		50	%(g)	28	%(g)	44	%(g)	42	%(g)
Net assets, end of period (000s)	$37,602		$39,774		$37,407		$54,416		$65,347

(a)  On May 1, 2006, Colonial Strategic Income Fund, Variable Series was renamed Columbia Strategic Income Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia Strategic Income Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010	2009		2008		2007		2006(a)
Net Asset Value, Beginning of Period	$8.56	$7.98		$9.43		$9.67		$10.09
Income from Investment Operations:
Net investment income (b)	0.44	0.49		0.51		0.53		0.57
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and credit default swap contracts	0.41	1.03		(1.19)		—		0.08
Total from investment operations	0.85	1.52		(0.68)		0.53		0.65
Less Distributions to Shareholders:
From net investment income	(0.62)	(0.94)		(0.77)		(0.77)		(1.07)
Net Asset Value, End of Period	$8.79	$8.56		$7.98		$9.43		$9.67
Total return (c)(d)(e)	10.21%	20.14%		(7.92)%		5.75%		6.84%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	0.90%	0.90%		1.00%		1.00%		1.00%
Waiver/Reimbursement	0.33%	0.25%		0.09%		0.07%		0.04%
Net investment income (f)	5.09%	5.87%		5.73%		5.50%		5.71%
Portfolio turnover rate	78%	50	%(g)	28	%(g)	44	%(g)	42	%(g)
Net assets, end of period (000s)	$27,747	$30,755		$33,737		$52,012		$53,550

(a)  On May 1, 2006, Colonial Strategic Income Fund, Variable Series was renamed Columbia Strategic Income Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Columbia Strategic Income Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia Strategic Income Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Asset-backed and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed and mortgage-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swap contracts are marked to market daily based upon spread quotations from market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments—The Fund may use derivative instruments including futures contracts, credit default swap contracts and forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks, among others:

Credit Risk: Credit risk relates to the ability of the issuer or guarantor of a fixed income security, or counterparty to a derivative contract to make timely principal and /or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Generally, lower-yield higher-quality bonds are subject to credit risk to a lesser extent than lower-grade higher-yield bonds.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following notes provide more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended December 31, 2010, the Fund entered into 200 forward foreign currency exchange contracts.

Futures Contracts—The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's investment adviser.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended December 31, 2010, the Fund entered into 349 futures contracts.

Credit Default Swaps—The Fund entered into credit default swap transactions as a protection buyer to reduce credit exposure to a given issuer or issuers.

Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive or make an upfront payment as the protection buyer or seller. Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Statement of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statement of Operations.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

During the year ended December 31, 2010, there was no credit default swap activity.

The following table is a summary of the value of the Fund's derivative instruments as of December 31, 2010:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Asset	Fair Value		Liability	Fair Value
Unrealized appreciation on forward foreign currency exchange contracts	$62,417		Unrealized depreciation on forward foreign currency exchange contracts	$100,887
Futures variation margin	5,623	*	Open credit default swap contract	8,602

*  Includes only current day's variation margin.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward foreign currency exchange contracts	Foreign exchange rate risk	$133,852	$(56,768)
Credit default swap contracts	Credit risk	(5,946)	(1,334)
Futures contracts	Interest rate risk	(117,717)	92,436

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments—The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (Selling Participant), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 bond bifurcation, discount accretion/amortization on debt securities, paydown reclassifications, expired capital loss carryforward and market discount reclassification were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,407,780	$7,828,251	$(9,236,031)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income*	$4,576,655	$7,428,257

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$4,641,336	$—	$3,248,693

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$3,987,473
Unrealized depreciation	(738,780)
Net unrealized appreciation	$3,248,693

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2013	$159,225
2014	553,959
2016	2,414,912
2017	6,611,145
$9,739,241

Capital loss carryforwards of $1,792,535 were utilized and $9,236,031 were expired during the year ended December 31, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate was 0.60% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.65% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Adviser at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $50,655,681 and $56,663,385, respectively, of which $5,725,187 and $10,082,432, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shareholder Concentration

As of December 31, 2010, two shareholder accounts owned 86.6% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

High-Yield Securities Risk—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asset-Backed Securities Risk—The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk—The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2010

perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Event

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Strategic Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

Fund Governance

Columbia Strategic Income Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Fund Governance (continued)

Columbia Strategic Income Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Michael A. Jones (Born 1959) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2011) Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 64; None

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Fund Governance (continued)

Columbia Strategic Income Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Fund Governance (continued)

Columbia Strategic Income Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Board Consideration and Approval of Advisory Agreements

Columbia Strategic Income Fund, Variable Series

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For Columbia Strategic Income Fund, Variable Series, the Advisory Agreement would, subject to shareholder approval, increase contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia Strategic Income Fund, Variable Series, so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

•  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

•  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements. The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance. The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia Strategic Income Fund, Variable Series' performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period and in the second quintile for the three-, five- and ten-year periods of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses. The trustees considered that the Advisory Agreement for Columbia Strategic Income Fund, Variable Series would increase the contractual investment advisory fee rates payable by that Fund at certain asset levels and would be otherwise identical to that Fund's current investment management services agreement. In addition, the trustees also considered that the contractual fee rate under both the Advisory Agreement and the proposed administrative services agreement would be lower than the current combined contractual fee rate under those agreements at certain asset levels. The trustees also considered that based on its expenses for its most recent fiscal year, adjusted to give effect to the Advisory Agreement and other proposed contractual changes, including the contractual expense limitations described above, Columbia Strategic Income Fund, Variable Series' contractual management fees would have been in the first quintile (where the lowest fees and expenses would be in the first quintile) and total net expenses would have been in the first quintile of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability. The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale. The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management. The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE
CONSULTANT TO THE FUNDS SUPERVISED
BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

3  CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 ("June 7 Materials"), Tab 1 at p. 1.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a "Fee Increase Fund"). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.  The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA's proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.  Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund – High Yield Opportunity Fund – would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.  CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to a contractual expense limitation calculated as the median of the relevant fund's Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

7.  CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

8.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

9.  CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

Important Information About This Report

A description of the policies and procedures that Columbia Strategic Income Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Strategic Income Fund, Variable Series
P.O. Box 8081 Boston, MA 02266-8081

C-1521 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John D. Collins, Douglas A. Hacker, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Collins, Mr. Hacker, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose report to stockholders are included in this annual filing. Fee information for 2009 also includes two series that liquidated.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$368,600	$430,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$90,200	$64,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2010 and 2009, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2010 also includes Audit-Related Fees for agreed- upon procedures related to fund mergers.

During the fiscal years ended December 31, 2010 and December 31, 2009, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$54,800	$54,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2009, Tax Fees also include the review of foreign tax filings.

During the fiscal years ended December 31, 2010 and December 31, 2009, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$995,300	$1,037,000

In both fiscal years 2010 and 2009, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2009 also includes fees for agreed upon procedures related to the sale of the long-term asset management business. Fiscal year 2010 also includes fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2010 and December 31, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$1,140,300	$1,155,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 18, 2011

By (Signature and Title)	/s/Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	February 18, 2011